UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Asian Small Companies Fund

Annual Report

August 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2014

Eaton Vance

Asian Small Companies Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 27

Federal Tax Information	16

Special Meeting of Shareholders	28

Board of Trustees’ Contract Approval	29

Management and Organization	32

Important Notices	35

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended August 31, 2014, the MSCI All Country Asia ex Japan Small Cap Index2 rose 21.03%. The biggest contribution to Index performance came from India, where the small-cap segment of the market was up more than 100%. Other strong performers within the Index included Thailand, South Korea and China. In terms of sector returns, telecommunication services, utilities, industrials, consumer staples and information technology all made strong contributions to the Index’s overall return. Macroeconomic factors supporting Index performance included the rally in India around the time of the country’s election, the easing of concerns about growth in China and improving demand from the U.S.

In November 2013, the Chinese Communist Party Central Committee convened. The most important feature of the ‘Decision Document’ issued after the meeting was President Xi Jinping’s commitment to certain changes which, while not altering the dominant position of the state and the Communist Party, are designed to take China’s growth in a more market-oriented direction and improve governance.

Two elections — those of India and Indonesia — have had important implications for investors in Asia. In India, more than 550 million votes were cast in the May 2014 General Election, and there was a record turnout of 67%. The Bharatiya Janata Party, led by Narendra Modi, became the first party to secure an outright majority in the Lok Sabha (parliament) since 1984. This achievement appears to have given Mr. Modi a clear mandate for change and, in particular, economic reform. In the Indonesian presidential election, the former mayor of Jakarta, Mr. Jokowi, secured a narrow victory over General Probowo, which boosted stock market performance around the time of the election. He faces the difficult tasks of addressing the various structural issues associated with the current account deficit, the weakening of the rupiah versus the U.S. dollar and the need to boost domestic infrastructure investment.

In Thailand, the market reacted positively to recent political events and the military seizure of power.

Fund Performance

For the 12-month period ended August 31, 2014, Eaton Vance Asian Small Companies Fund (the Fund) had a total return of 10.51% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the MSCI All Country Asia ex Japan Small Cap Index (the Index), which returned 21.03% for the same period.

In absolute terms, the Fund’s performance was supported by long-term positions such as Hotel Shilla (Korea, duty-free) and OSIM International (Singapore, lifestyle products). There were, however, a number of core Fund holdings that had negative returns for the period, which adversely impacted Fund performance. In most cases, poor performance in these names reflected profit-taking after strong gains in 2012 and 2013.

One of the Fund’s poor individual performers was Chinese paper company Youyuan International Holdings, whose share price fell toward the end of 2013, despite supportive valuations and an attractive dividend yield. Youyuan’s conservative management delayed planned capacity increases for its mainstream products in 2014 due to challenging market conditions, which resulted in earnings estimates being scaled back. Management reduced the position during the period amid the difficult operating environment and concerns over the possibility of deteriorating receivables.

Individual stocks that detracted from the Fund’s performance versus the Index included Taiwanese contact lens maker St. Shine Optical Co., Ltd. After very strong performance in 2013, the company’s share price corrected, notably in March 2014, despite strong revenue momentum in February and March. Reasons for this included: concerns over slowing demand in Japan, increasing competition and profit taking.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Performance2,3

Portfolio Managers Christopher Darling and How Teng Chiou, each of BMO Global Asset Management (Asia) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	03/01/1999	03/01/1999	10.51%	8.34%	7.53%
Class A with 5.75% Maximum Sales Charge	—	—	4.16	7.07	6.89
MSCI All Country Asia ex Japan Small Cap Index	—	—	21.03%	10.02%	12.69%

% Total Annual Operating Expense Ratios[4]					Class A
Gross					2.39%
Net					1.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Fund Profile5

Regional Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

OSIM International, Ltd.	6.1%

Hotel Shilla Co., Ltd.	5.9

Jyothy Laboratories, Ltd.	4.8

Ticon Industrial Connection PCL	4.6

Aeon Co. (M) Bhd	4.0

CJ O Shopping Co., Ltd.	3.6

Super Group, Ltd.	3.5

Padini Holdings Bhd	3.2

Dah Sing Financial Holdings, Ltd.	2.8

NagaCorp, Ltd.	2.7
Total	41.2%

Sector Allocation (% of net assets)6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI All Country Asia ex Japan Small Cap Index is an unmanaged index representing the small-cap segment of Asia, excluding Japan. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 12/31/14. Without the reimbursement, if applicable, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period* (3/1/14 – 8/31/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,037.20	$8.99	**	1.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.40	$8.89	**	1.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Statement of Assets and Liabilities

Assets	August 31, 2014
Investment in Asian Small Companies Portfolio, at value (identified cost, $19,999,802)	$22,140,022
Receivable for Fund shares sold	433
Receivable from affiliates	20,747
Total assets	$22,161,202

Liabilities
Payable for Fund shares redeemed	$167,983
Payable to affiliates:
Administration fee	2,853
Distribution and service fees	5,705
Accrued expenses	39,614
Total liabilities	$216,155
Net Assets	$21,945,047

Sources of Net Assets
Paid-in capital	$26,689,598
Accumulated net realized loss from Portfolio	(7,283,065)
Accumulated undistributed net investment income	398,294
Net unrealized appreciation from Portfolio	2,140,220
Total	$21,945,047

Class A Shares
Net Assets	$21,945,047
Shares Outstanding	1,192,776
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$18.40
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$19.52

On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Statement of Operations

Investment Income	Year Ended August 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $32,425)	$845,076
Interest allocated from Portfolio	22
Expenses allocated from Portfolio	(332,989)
Total investment income from Portfolio	$512,109

Expenses
Administration fee	$36,983
Distribution and service fees
Class A	71,501
Class B	7,299
Trustees’ fees and expenses	500
Custodian fee	12,491
Transfer and dividend disbursing agent fees	42,873
Legal and accounting services	23,184
Printing and postage	26,440
Registration fees	17,799
Miscellaneous	7,368
Total expenses	$246,438
Deduct —
Allocation of expenses to affiliates	$142,277
Total expense reductions	$142,277

Net expenses	$104,161

Net investment income	$407,948

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$2,193,420
Foreign currency transactions	(4,039)
Net realized gain	$2,189,381
Change in unrealized appreciation (depreciation) —
Investments	$(121,622)
Foreign currency	3,745
Net change in unrealized appreciation (depreciation)	$(117,877)

Net realized and unrealized gain	$2,071,504

Net increase in net assets from operations	$2,479,452

8	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$407,948	$168,596
Net realized gain (loss) from investment and foreign currency transactions	2,189,381	(710,796)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(117,877)	4,433,636
Net increase in net assets from operations	$2,479,452	$3,891,436
Distributions to shareholders —
From net investment income
Class A	$(140,069)	$(160,041)
Total distributions to shareholders	$(140,069)	$(160,041)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,754,493	$7,435,428
Class B	6,243	346,797
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	112,305	124,130
Cost of shares redeemed
Class A	(7,930,346)	(11,585,900)
Class B	(312,291)	(1,724,867)
Net asset value of shares exchanged
Class A	317,162	674,455
Class B	(317,162)	(674,455)
Net asset value of shares merged*
Class A	3,912,992	—
Class B	(3,912,992)	—
Net decrease in net assets from Fund share transactions	$(6,369,596)	$(5,404,412)

Net decrease in net assets	$(4,030,213)	$(1,673,017)

Net Assets
At beginning of year	$25,975,260	$27,648,277
At end of year	$21,945,047	$25,975,260

Accumulated undistributed net investment income included in net assets
At end of year	$398,294	$127,217

*	At the close of business on November 8, 2013, Class B shares were merged into Class A shares.

9	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Financial Highlights

	Class A
	Year Ended August 31,
	2014	2013	2012	2011	2010
Net asset value — Beginning of year	$16.740	$14.780	$15.650	$15.450	$13.840

Income (Loss) From Operations
Net investment income(1)	$0.304	$0.122	$0.298	$0.073	$0.026
Net realized and unrealized gain (loss)	1.450	1.950	(0.800)	0.857	2.124

Total income (loss) from operations	$1.754	$2.072	$(0.502)	$0.930	$2.150

Less Distributions
From net investment income	$(0.094)	$(0.112)	$(0.368)	$(0.730)	$(0.541)

Total distributions	$(0.094)	$(0.112)	$(0.368)	$(0.730)	$(0.541)

Redemption fees(1)(2)	$—	$—	$—	$0.000 (3)	$0.001

Net asset value — End of year	$18.400	$16.740	$14.780	$15.650	$15.450

Total Return(4)	10.51%	14.05%	(2.82)%	5.54%	15.49%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,945	$21,819	$22,224	$28,910	$37,002
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.75%	1.94%	2.05%	1.97%	2.20%
Net investment income	1.70%	0.71%	2.10%	0.42%	0.17%
Portfolio Turnover of the Portfolio	6%	23%	55%	129%	105%

(1)	Computed using average shares outstanding.

(2)	Redemption fees were discontinued as of January 1, 2011.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.58%, 0.45%, 0.40%, 0.20% and 0.11% of average daily net assets for the years ended August 31, 2014, 2013, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers Class A shares, which are generally sold subject to a sales charge imposed at time of purchase. Prior to the close of business on November 8, 2013, the Fund also offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on November 8, 2013, Class B shares were merged into Class A shares. Prior to the Class B merger, each class represented a pro-rata interest in the Fund, but voted separately on class-specific matters and (as noted below) was subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, were allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differed in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (53.2% at August 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,683,462 and deferred capital losses of $1,797,814 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on August 31, 2017 ($2,930,588) and August 31, 2018 ($1,752,874) and its character is short-term. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred, and are treated as realized prior to the utilization of the capital loss carryforward. Of the deferred capital losses at August 31, 2014, $1,797,814 are short-term.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of August 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund

11

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Notes to Financial Statements — continued

shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Prior to the merger of Class B shares into Class A shares as of the close of business on November 8, 2013, distributions were declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2014 and August 31, 2013 was as follows:

	Year Ended August 31,
	2014	2013

Distributions declared from:
Ordinary income	$140,069	$160,041

During the year ended August 31, 2014, accumulated net realized loss was increased by $3,198 and accumulated undistributed net investment income was increased by $3,198 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$455,120
Capital loss carryforward and deferred capital losses	$(6,481,276)
Net unrealized appreciation	$1,281,605

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2014, the administration fee amounted to $36,983. Boston Management and Research (BMR), a subsidiary of EVM, and BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)) (formerly, Lloyd George Management (Hong Kong) Limited (LGM-HK)), the sub-adviser of the Portfolio, have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.75% of the Fund’s average daily net assets for Class A, and prior to the close of business on November 8, 2013, 2.45% of the Fund’s average daily net assets for Class B. This agreement may be changed or terminated after December 31, 2014. Pursuant to this agreement, BMR and BMO GAM (Asia) were allocated $142,277 in total of the Fund’s operating expenses for the year ended August 31, 2014. Such reimbursement was shared equally by BMR and BMO GAM (Asia). The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2014, EVM earned $2,736 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter,

12

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Notes to Financial Statements — continued

received $2,301 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2014. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2014 amounted to $71,501 for Class A shares.

Prior to the close of business on November 8, 2013, the Fund also had in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B Plan, the Fund paid EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2014, the Fund paid or accrued to EVD $5,474 for Class B shares.

Pursuant to the Class B Plan (prior to the close of business on November 8, 2013), the Fund also made payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued were for personal services and/or the maintenance of shareholder accounts. They were separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2014 amounted to $1,825 for Class B shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

Prior to the close of business on November 8, 2013, a contingent deferred sales charge (CDSC) generally was imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. For the year ended August 31, 2014, the Fund was informed that EVD received approximately $4,000 and $1,000 of CDSCs paid by Class A and Class B shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $979,639 and $7,606,472, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2014	2013

Sales	97,432	420,140
Issued to shareholders electing to receive payments of distributions in Fund shares	6,385	7,648
Redemptions	(445,565)	(666,585)
Merger from Class B shares	213,595	—
Exchange from Class B shares	17,323	38,867

Net decrease	(110,830)	(199,930)

13

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Notes to Financial Statements — continued

	Year Ended August 31,
Class B	2014(1)	2013

Sales	343	20,727
Redemptions	(17,676)	(101,583)
Merger to Class A shares	(216,717)	—
Exchange to Class A shares	(17,568)	(39,312)

Net decrease	(251,618)	(120,168)

(1)	Offering of Class B was discontinued during the year ended August 31, 2014 (see Note 1).

14

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Asian Small Companies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Asian Small Companies Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

15

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended August 31, 2014, the Fund designates approximately $120,198, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended August 31, 2014, the Fund paid foreign taxes of $32,425 and recognized foreign source income of $877,501.

16

Asian Small Companies Portfolio

August 31, 2014

Portfolio of Investments

Common Stocks — 98.5%

Security	Shares	Value

Cambodia — 2.7%

Hotels, Restaurants & Leisure — 2.7%
NagaCorp, Ltd.	1,460,000	$1,137,620

		$1,137,620

Total Cambodia (identified cost $1,165,871)		$1,137,620

China — 9.2%

Building Products — 1.0%
Bolina Holding Co., Ltd.	1,056,000	$410,212

		$410,212

Containers & Packaging — 2.1%
Youyuan International Holdings, Ltd.	3,846,000	$878,596

		$878,596

Electronic Equipment, Instruments & Components — 1.6%
Kingboard Laminates Holdings, Ltd.	1,450,000	$641,484

		$641,484

Food Products — 1.6%
Biostime International Holdings, Ltd.	178,000	$659,840

		$659,840

Household Durables — 1.6%
Skyworth Digital Holdings, Ltd.	1,265,000	$677,142

		$677,142

Real Estate Management & Development — 1.3%
SOHO China, Ltd.	675,000	$550,139

		$550,139

Total China (identified cost $3,663,461)		$3,817,413

Hong Kong — 9.5%

Banks — 2.8%
Dah Sing Financial Holdings, Ltd.	195,000	$1,144,613

		$1,144,613

Security	Shares	Value

Diversified Financial Services — 3.2%
First Pacific Co., Ltd.	560,000	$649,085
Public Financial Holdings, Ltd.	1,416,000	688,610

		$1,337,695

Hotels, Restaurants & Leisure — 1.1%
Future Bright Holdings, Ltd.	858,000	$451,499

		$451,499

Textiles, Apparel & Luxury Goods — 2.4%
Stella International Holdings, Ltd.	365,000	$998,928

		$998,928

Total Hong Kong (identified cost $3,091,836)		$3,932,735

India — 7.5%

Household Products — 4.8%
Jyothy Laboratories, Ltd.	550,000	$2,005,426

		$2,005,426

Personal Products — 2.7%
Godrej Consumer Products, Ltd.	67,400	$1,096,144

		$1,096,144

Total India (identified cost $2,114,341)		$3,101,570

Indonesia — 3.6%

Consumer Finance — 1.1%
Clipan Finance Indonesia Tbk PT(1)	13,000,000	$472,350

		$472,350

Food Products — 2.5%
Mayora Indah Tbk PT	400,000	$1,047,148

		$1,047,148

Total Indonesia (identified cost $1,159,324)		$1,519,498

17	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Malaysia — 13.4%

Food Products — 1.5%
Oldtown Bhd	1,000,000	$618,589

		$618,589

Insurance — 1.0%
Tune Ins Holdings Bhd	558,100	$417,439

		$417,439

Media — 1.3%
Media Prima Bhd	775,000	$560,684

		$560,684

Multiline Retail — 4.0%
Aeon Co. (M) Bhd	1,350,000	$1,666,285

		$1,666,285

Real Estate Management & Development — 2.4%
UOA Development Bhd	1,468,900	$982,881

		$982,881

Specialty Retail — 3.2%
Padini Holdings Bhd	2,250,000	$1,319,688

		$1,319,688

Total Malaysia (identified cost $3,904,868)		$5,565,566

Singapore — 18.0%

Air Freight & Logistics — 2.2%
Singapore Post, Ltd.	672,000	$928,279

		$928,279

Consumer Finance — 2.3%
Hong Leong Finance, Ltd.	440,000	$968,690

		$968,690

Food Products — 3.5%
Super Group, Ltd.	1,350,000	$1,453,821

		$1,453,821

Security	Shares	Value

IT Services — 1.5%
CSE Global, Ltd.	1,110,000	$608,097

		$608,097

Multiline Retail — 2.4%
Parkson Retail Asia, Ltd.	1,549,000	$1,015,984

		$1,015,984

Specialty Retail — 6.1%
OSIM International, Ltd.	1,172,000	$2,524,430

		$2,524,430

Total Singapore (identified cost $5,200,255)		$7,499,301

South Korea — 12.0%

Banks — 2.5%
BS Financial Group, Inc.	61,000	$1,011,117

		$1,011,117

Hotels, Restaurants & Leisure — 5.9%
Hotel Shilla Co., Ltd.	20,950	$2,459,412

		$2,459,412

Internet & Catalog Retail — 3.6%
CJ O Shopping Co., Ltd.	4,250	$1,508,955

		$1,508,955

Total South Korea (identified cost $2,477,042)		$4,979,484

Sri Lanka — 2.1%

Industrial Conglomerates — 2.1%
John Keells Holdings PLC	453,890	$867,826

		$867,826

Total Sri Lanka (identified cost $756,078)		$867,826

18	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Taiwan — 10.3%

Health Care Equipment & Supplies — 4.3%
Pacific Hospital Supply Co., Ltd.	321,000	$740,284
St. Shine Optical Co., Ltd.	50,000	1,035,585

		$1,775,869

Hotels, Restaurants & Leisure — 1.6%
Formosa International Hotels Corp.	59,400	$667,188

		$667,188

Leisure Products — 2.6%
Giant Manufacturing Co., Ltd.	130,000	$1,081,766

		$1,081,766

Semiconductors & Semiconductor Equipment — 1.8%
Radiant Opto-Electronics Corp.	180,000	$777,501

		$777,501

Total Taiwan (identified cost $2,815,913)		$4,302,324

Thailand — 10.2%

Insurance — 3.8%
Bangkok Life Assurance PCL(2)	370,000	$972,969
Thai Reinsurance PCL(1)(2)	5,375,000	585,503

		$1,558,472

Media — 1.8%
Major Cineplex Group PCL(2)	1,100,000	$747,490

		$747,490

Real Estate Management & Development — 4.6%
Ticon Industrial Connection PCL(2)	3,500,000	$1,930,327

		$1,930,327

Total Thailand (identified cost $2,844,888)		$4,236,289

Total Common Stocks (identified cost $29,193,877)		$40,959,626

Rights(1) — 0.0%(3)

Security	Shares	Value

Insurance — 0.0%(3)
Thai Reinsurance PCL, Exp. 9/3/14	537,500	$8,078

Total Rights (identified cost $0)		$8,078

Short-Term Investments — 0.3%

Description	Principal Amount (000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/2/14	$113	$112,715

Total Short-Term Investments (identified cost $112,715)		$112,715

Total Investments — 98.8% (identified cost $29,306,592)		$41,080,419

Other Assets, Less Liabilities — 1.2%		$499,577

Net Assets — 100.0%		$41,579,996

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PCL	–	Public Company Ltd.

(1)	Non-income producing security.

(2)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(3)	Amount is less than 0.05%.

19	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2014

Statement of Assets and Liabilities

Assets	August 31, 2014
Investments, at value (identified cost, $29,306,592)	$41,080,419
Foreign currency, at value (identified cost, $73,914)	74,075
Dividends and interest receivable	91,384
Receivable for investments sold	384,960
Receivable for foreign taxes	72,442
Total assets	$41,703,280

Liabilities
Payable to affiliate:
Investment adviser fee	$39,189
Accrued expenses	84,095
Total liabilities	$123,284
Net Assets applicable to investors’ interest in Portfolio	$41,579,996

Sources of Net Assets
Investors’ capital	$29,832,423
Net unrealized appreciation	11,747,573
Total	$41,579,996

20	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2014

Statement of Operations

Investment Income	Year Ended August 31, 2014
Dividends (net of foreign taxes, $65,080)	$1,771,154
Interest	46
Total investment income	$1,771,200

Expenses
Investment adviser fee	$566,969
Trustees’ fees and expenses	2,605
Custodian fee	58,791
Legal and accounting services	56,863
Miscellaneous	6,769
Total expenses	$691,997

Net investment income	$1,079,203

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,385,052
Foreign currency transactions	(8,079)
Net realized gain	$4,376,973
Change in unrealized appreciation (depreciation) —
Investments	$(245,449)
Foreign currency	7,740
Net change in unrealized appreciation (depreciation)	$(237,709)

Net realized and unrealized gain	$4,139,264

Net increase in net assets from operations	$5,218,467

21	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2014

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$1,079,203	$738,277
Net realized gain (loss) from investment and foreign currency transactions	4,376,973	(1,171,899)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(237,709)	8,403,678
Net increase in net assets from operations	$5,218,467	$7,970,056
Capital transactions —
Contributions	$979,639	$5,160,952
Withdrawals	(18,829,904)	(13,119,449)
Net decrease in net assets from capital transactions	$(17,850,265)	$(7,958,497)

Net increase (decrease) in net assets	$(12,631,798)	$11,559

Net Assets
At beginning of year	$54,211,794	$54,200,235
At end of year	$41,579,996	$54,211,794

22	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2014

Supplementary Data

	Year Ended August 31,
Ratios/Supplemental Data	2014	2013	2012	2011	2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.34%	1.40%	1.41%	1.26%	1.29%
Net investment income	2.10%	1.23%	2.49%	1.11%	1.10%
Portfolio Turnover	6%	23%	55%	129%	105%

Total Return	10.96%	14.66%	(2.19)%	6.28%	16.53%

Net assets, end of year (000’s omitted)	$41,580	$54,212	$54,200	$85,395	$125,286

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

23	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2014, Eaton Vance Asian Small Companies Fund held a 53.2% interest in the Portfolio. In addition, an unregistered fund advised by the sub-adviser to the Portfolio held a 46.8% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of August 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

24

Asian Small Companies Portfolio

August 31, 2014

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. For the year ended August 31, 2014, the investment adviser fee amounted to $566,969 or 1.10% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays BMO Global Asset Management (Asia) Limited (formerly, Lloyd George Management (Hong Kong) Limited) a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $2,982,694 and $18,796,677, respectively, for the year ended August 31, 2014.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$29,675,330

Gross unrealized appreciation	$12,875,744
Gross unrealized depreciation	(1,470,655)

Net unrealized appreciation	$11,405,089

The net unrealized depreciation on foreign currency transactions at August 31, 2014 on a federal income tax basis was $26,254.

25

Asian Small Companies Portfolio

August 31, 2014

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2014.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the Asian and China regions are impacted by the economies of countries in these regions which differ from the United States economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asian and China regions are affected by developments in the economies of their principal trading partners. Governmental actions can also have a significant effect on the economic conditions in the Asian and China regions, which could adversely affect the value and liquidity of investments.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2		Level 3	Total

Common Stocks	$—		$40,959,626	(1)(2)	$—	$40,959,626
Rights	8,078	(1)	—		—	8,078
Short-Term Investments	—		112,715		—	112,715

Total Investments	$8,078		$41,072,341		$—	$41,080,419

(1)	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

(2)

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2013 whose fair value was determined using Level 3 inputs. At August 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Asian Small Companies Portfolio

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

27

Eaton Vance Asian Small Companies Fund

Asian Small Companies Portfolio

August 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Asian Small Companies Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	1,194,447	3,880
Cynthia E. Frost	1,194,447	3,880
George J. Gorman	1,173,556	24,771
Valerie A. Mosley	1,192,972	5,355
Harriett Tee Taggart	1,173,332	24,995

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Asian Small Companies Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	100%	0%
Cynthia E. Frost	100%	0%
George J. Gorman	99%	1%
Valerie A. Mosley	100%	0%
Harriett Tee Taggart	99%	1%

Results are rounded to the nearest whole number.

28

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

29

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Asian Small Companies Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Asian Small Companies Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management (“EVM”), and the sub-advisory agreement with BMO Global Asset Management (Asia) Limited (formerly, Lloyd George Management (Hong Kong) Limited) (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities may include supervising the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board reviewed the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

30

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2013 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Portfolio and by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from economies of scale in the future.

31

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Darling, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “BMO GAM (Asia)” refers to BMO Global Asset Management (Asia) Limited (formerly, Lloyd George Management (Hong Kong) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. BMO GAM (Asia) is a wholly-owned subsidiary of Bank of Montreal. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

32

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Christopher Darling(6) 1964	President of the Portfolio	2014	Chief Investment Officer – Asia at BMO GAM (Asia).

33

Eaton Vance

Asian Small Companies Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(6)	The business address for Mr. Darling is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Asian Small Companies Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Asian Small Companies Portfolio

BMO Global Asset Management (Asia) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator of Eaton Vance Asian Small Companies Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

405 8.31.14

Eaton Vance

Greater China Growth Fund

Annual Report

August 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2014

Eaton Vance

Greater China Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Special Meeting of Shareholders	25

Board of Trustees’ Contract Approval	26

Management and Organization	29

Important Notices	32

Eaton Vance

Greater China Growth Fund

August 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

For the 12-month period ended August 31, 2014, the MSCI Golden Dragon Index2 rose 20.05%. Of the three markets in the Index, Taiwan had the strongest returns, Hong Kong performed essentially in line with the Index and China lagged somewhat. The strongest-performing Index sector, by a wide margin, was information technology. Most sectors had strong returns, with the exception of consumer staples, which lost ground.

Three key themes during the 12-month period were the easing of concerns about growth in China, the onset of a major anti-corruption campaign in China and improvement in Taiwan’s economy amid strengthening global demand. In November 2013, the Chinese Communist Party Central Committee convened. The most important feature of the ‘Decision Document’ issued after the meeting was President Xi Jinping’s commitment to certain changes which, while not altering the dominant position of the state and the Communist Party, are designed to take China’s growth in a more market-oriented direction and improve governance.

Chinese shares rallied from early May 2014 and were particularly strong in July, as the official PMI (Purchasing Managers’ Index) rose and beat market expectations. In July, the government announced a list of six state-owned enterprises where a pilot scheme would be tested consisting of four reforms: 1) transformation of state-owned investment companies; 2) hybrid ownership; 3) independence of boards of directors; and 4) introduction of discipline inspection offices. This experiment has been seen as laying the foundations for wider national reforms and, ultimately, improvements in the efficiency of the overall economy.

The Hong Kong market received a boost from optimism regarding the Shanghai-Hong Kong Stock Connect Program. After a subdued start to 2014, share prices of Hong Kong property developers benefited later in the 12-month period from improving primary sales.

The Taiwan market reached a six-year high in June 2014. After a period of underperformance, the market was bolstered by earnings upgrades in the technology sector and by attractive valuations supported by dividend yields. Positive expectations for the new iPhone, tightness in semiconductor capacity due to strong demand, recent pick-ups in PMI and industrial production, and regulators’ push for banking consolidation all helped lift investor sentiment.

Fund Performance

For the 12-month period ended August 31, 2014, Eaton Vance Greater China Growth Fund (the Fund) had a total return of 20.73% for Class A shares at net asset value (NAV), outperforming the Fund’s benchmark, the MSCI Golden Dragon Index (the Index), which returned 20.05% for the same period.

Stock selection in China and Taiwan, as well as in the information technology and consumer discretionary sectors, contributed to the Fund’s performance relative to the Index for the 12-month period. In contrast, stock selection in Hong Kong, as well as in the health care and financials sectors, detracted from the Fund’s performance relative to the Index.

Among the individual stocks that contributed to the Fund’s relative performance was Tencent Holdings, a leading China internet services company. Tencent’s share price was supported during the period by progress in mobile game monetization and by evidence of mobile advertising emerging as a new growth driver for the company. Another key individual contributor was China-based Nexteer Automotive Group, the world’s fifth-largest steering system supplier. The company has benefited, in the form of higher prices and profit margins, from the migration from hydraulic power steering to electric power steering.

Individual stocks that detracted from the Fund’s performance versus the Index included Taiwanese contact lens maker St. Shine Optical Co., Ltd. After very strong performance in 2013, the company’s share price corrected, notably in March 2014, despite strong revenue momentum in February and March. Reasons for this included: concerns over slowing demand in Japan, increasing competition and profit taking.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater China Growth Fund

August 31, 2014

Performance2,3

Portfolio Managers Pamela Chan and May Ling Wee, CFA, each of BMO Global Asset Management (Asia) Limited

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/28/1992	10/28/1992	20.73%	7.84%	11.61%
Class A with 5.75% Maximum Sales Charge	—	—	13.77	6.56	10.95
Class B at NAV	06/07/1993	10/28/1992	19.85	7.10	10.95
Class B with 5% Maximum Sales Charge	—	—	14.85	6.80	10.95
Class C at NAV	12/28/1993	10/28/1992	19.80	7.10	10.96
Class C with 1% Maximum Sales Charge	—	—	18.80	7.10	10.96
Class I at NAV	10/01/2009	10/28/1992	20.98	8.17	11.79
MSCI Golden Dragon Index	—	—	20.05%	9.07%	10.32%

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		2.03%	2.73%	2.73%	1.73%
Net		1.98	2.68	2.68	1.68

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2004	$28,293	N.A.
Class C	$10,000	08/31/2004	$28,316	N.A.
Class I	$250,000	08/31/2004	$762,287	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater China Growth Fund

August 31, 2014

Fund Profile

Regional Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Taiwan Semiconductor Manufacturing Co., Ltd.	7.1%

Tencent Holdings, Ltd.	6.2

AIA Group, Ltd.	5.0

Cheung Kong (Holdings), Ltd.	3.4

Industrial & Commercial Bank of China, Ltd., Class H	3.1

Hon Hai Precision Industry Co., Ltd.	2.7

Delta Electronics, Inc.	2.5

China Construction Bank Corp., Class H	2.5

Hutchison Whampoa, Ltd.	2.4

Nexteer Automotive Group, Ltd.	2.2
Total	37.1%

Sector Allocation (% of net assets)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater China Growth Fund

August 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 12/31/14. Without the reimbursement, if applicable, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater China Growth Fund

August 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period* (3/1/14 – 8/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,056.10	$10.00	1.93%
Class B	$1,000.00	$1,052.40	$13.66	2.64%
Class C	$1,000.00	$1,052.10	$13.60	2.63%
Class I	$1,000.00	$1,058.00	$8.40	1.62%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.50	$9.80	1.93%
Class B	$1,000.00	$1,011.90	$13.39	2.64%
Class C	$1,000.00	$1,011.90	$13.34	2.63%
Class I	$1,000.00	$1,017.00	$8.24	1.62%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2014.

6

Eaton Vance

Greater China Growth Fund

August 31, 2014

Portfolio of Investments

Common Stocks — 99.6%

Security	Shares	Value

China — 53.5%

Auto Components — 3.4%
Minth Group, Ltd.	730,000	$1,552,112
Nexteer Automotive Group, Ltd.	3,510,000	2,993,967

		$4,546,079

Automobiles — 1.1%
Great Wall Motor Co., Ltd., Class H	348,500	$1,477,668

		$1,477,668

Banks — 5.6%
China Construction Bank Corp., Class H	4,584,110	$3,399,936
Industrial & Commercial Bank of China, Ltd., Class H	6,220,000	4,116,290

		$7,516,226

Commercial Services & Supplies — 1.3%
China Everbright International, Ltd.	1,252,000	$1,713,785

		$1,713,785

Containers & Packaging — 1.4%
Greatview Aseptic Packaging Co., Ltd.	2,358,000	$1,825,376

		$1,825,376

Diversified Consumer Services — 1.6%
New Oriental Education & Technology Group, Inc. ADR	92,100	$2,100,801

		$2,100,801

Electronic Equipment, Instruments & Components — 3.8%
AAC Technologies Holdings, Inc.	380,500	$2,478,932
PAX Global Technology, Ltd.(1)	2,899,000	2,620,998

		$5,099,930

Energy Equipment & Services — 1.3%
China Oilfield Services, Ltd., Class H	582,000	$1,714,480

		$1,714,480

Food Products — 3.5%
China Mengniu Dairy Co., Ltd.	430,000	$1,990,599
China Modern Dairy Holdings, Ltd.(1)	3,403,000	1,666,631
Want Want China Holdings, Ltd.	893,000	1,104,321

		$4,761,551

Security	Shares	Value

Gas Utilities — 1.5%
Towngas China Co., Ltd.	1,909,000	$2,034,453

		$2,034,453

Health Care Providers & Services — 1.0%
iKang Healthcare Group, Inc. ADR(1)	63,355	$1,342,492

		$1,342,492

Hotels, Restaurants & Leisure — 1.6%
Home Inns & Hotels Management, Inc. ADR(1)	63,760	$2,133,410

		$2,133,410

Household Durables — 1.9%
Haier Electronics Group Co., Ltd.	909,000	$2,610,358

		$2,610,358

Insurance — 3.9%
China Pacific Insurance (Group) Co., Ltd., Class H	795,200	$2,981,923
Ping An Insurance (Group) Co. of China, Ltd., Class H	277,500	2,259,377

		$5,241,300

Internet & Catalog Retail — 1.6%
Ctrip.com International, Ltd. ADR(1)	33,520	$2,150,978

		$2,150,978

Internet Software & Services — 9.4%
Baidu, Inc. ADR(1)	11,890	$2,550,643
Tencent Holdings, Ltd.	514,100	8,367,427
YY, Inc. ADR(1)	20,930	1,776,748

		$12,694,818

Leisure Products — 0.7%
Goodbaby International Holdings, Ltd.	1,849,000	$918,308

		$918,308

Life Sciences Tools & Services — 1.2%
WuXi PharmaTech (Cayman), Inc. ADR(1)	43,810	$1,621,846

		$1,621,846

Pharmaceuticals — 2.9%
Luye Pharma Group, Ltd.(1)	1,026,500	$1,132,454
Sino Biopharmaceutical, Ltd.	3,028,000	2,787,880

		$3,920,334

7	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Real Estate Management & Development — 1.7%
China Vanke Co., Ltd., Class H(1)	1,258,033	$2,356,971

		$2,356,971

Technology Hardware, Storage & Peripherals — 1.1%
Lenovo Group, Ltd.	968,000	$1,478,161

		$1,478,161

Textiles, Apparel & Luxury Goods — 2.0%
ANTA Sports Products, Ltd.	1,408,000	$2,709,189

		$2,709,189

Total China (identified cost $50,491,197)		$71,968,514

Hong Kong — 21.8%

Air Freight & Logistics — 2.0%
Kerry Logistics Network, Ltd.	1,661,500	$2,734,276

		$2,734,276

Hotels, Restaurants & Leisure — 2.8%
Sands China, Ltd.	440,000	$2,864,527
SJM Holdings, Ltd.	375,000	944,950

		$3,809,477

Household Durables — 1.0%
Techtronic Industries Co., Ltd.	419,000	$1,280,662

		$1,280,662

Industrial Conglomerates — 4.5%
Hutchison Whampoa, Ltd.	248,000	$3,237,080
Jardine Matheson Holdings, Ltd.	45,600	2,747,103

		$5,984,183

Insurance — 5.0%
AIA Group, Ltd.	1,237,800	$6,749,943

		$6,749,943

Real Estate Management & Development — 5.3%
Cheung Kong (Holdings), Ltd.	255,000	$4,641,909
Hongkong Land Holdings, Ltd.	362,000	2,480,253

		$7,122,162

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.0%
ASM Pacific Technology, Ltd.	127,000	$1,318,079

		$1,318,079

Specialty Retail — 0.2%
SA SA International Holdings, Ltd.	408,000	$318,957

		$318,957

Total Hong Kong (identified cost $20,741,537)		$29,317,739

Luxembourg — 2.1%

Textiles, Apparel & Luxury Goods — 2.1%
Samsonite International SA	812,100	$2,803,575

		$2,803,575

Total Luxembourg (identified cost $2,130,395)		$2,803,575

Taiwan — 22.2%

Banks — 1.8%
CTBC Financial Holding Co., Ltd.	3,276,000	$2,385,589

		$2,385,589

Electrical Equipment — 1.3%
Teco Electric & Machinery Co., Ltd.	1,398,000	$1,759,613

		$1,759,613

Electronic Equipment, Instruments & Components — 5.2%
Delta Electronics, Inc.	488,000	$3,431,195
Hon Hai Precision Industry Co., Ltd.	1,047,200	3,581,950

		$7,013,145

Health Care Equipment & Supplies — 0.6%
St. Shine Optical Co., Ltd.	42,000	$869,891

		$869,891

Hotels, Restaurants & Leisure — 1.4%
Formosa International Hotels Corp.	165,440	$1,858,243

		$1,858,243

8	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 1.9%
Cathay Financial Holding Co., Ltd.	1,523,929	$2,601,384

		$2,601,384

Semiconductors & Semiconductor Equipment — 9.3%
MediaTek, Inc.	178,000	$2,974,873
Taiwan Semiconductor Manufacturing Co., Ltd.	2,271,839	9,494,646

		$12,469,519

Technology Hardware, Storage & Peripherals — 0.7%
Quanta Computer, Inc.	354,000	$999,746

		$999,746

Total Taiwan (identified cost $19,249,500)		$29,957,130

Total Common Stocks (identified cost $92,612,629)		$134,046,958

Short-Term Investments — 0.1%

Description	Principal Amount (000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/2/14	$114	$114,241

Total Short-Term Investments (identified cost $114,241)		$114,241

Total Investments — 99.7% (identified cost $92,726,870)		$134,161,199

Other Assets, Less Liabilities — 0.3%		$420,008

Net Assets — 100.0%		$134,581,207

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

9	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Statement of Assets and Liabilities

Assets	August 31, 2014
Investments, at value (identified cost, $92,726,870)	$134,161,199
Foreign currency, at value (identified cost, $702,963)	702,978
Dividends and interest receivable	219,561
Receivable for investments sold	807,743
Receivable for Fund shares sold	15,562
Total assets	$135,907,043

Liabilities
Payable for investments purchased	$659,180
Payable for Fund shares redeemed	315,940
Payable to affiliates:
Investment adviser fee	125,752
Administration fee	17,148
Distribution and service fees	48,990
Other	9,949
Accrued expenses	148,877
Total liabilities	$1,325,836
Net Assets	$134,581,207

Sources of Net Assets
Paid-in capital	$100,728,005
Accumulated net realized loss	(7,874,288)
Accumulated undistributed net investment income	292,943
Net unrealized appreciation	41,434,547
Total	$134,581,207

Class A Shares
Net Assets	$95,911,243
Shares Outstanding	4,321,179
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.20
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$23.55

Class B Shares
Net Assets	$7,421,369
Shares Outstanding	345,334
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.49

Class C Shares
Net Assets	$21,271,164
Shares Outstanding	992,928
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$21.42

Class I Shares
Net Assets	$9,977,431
Shares Outstanding	448,694
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$22.24

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Statement of Operations

Investment Income	Year Ended August 31, 2014
Dividends (net of foreign taxes, $223,533)	$3,136,846
Interest	100
Total investment income	$3,136,946

Expenses
Investment adviser fee	$1,493,094
Administration fee	203,604
Distribution and service fees
Class A	288,164
Class B	92,697
Class C	222,513
Trustees’ fees and expenses	6,500
Custodian fee	108,800
Transfer and dividend disbursing agent fees	228,938
Legal and accounting services	74,630
Printing and postage	50,197
Registration fees	38,386
Miscellaneous	20,434
Total expenses	$2,827,957

Net investment income	$308,989

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$12,507,515
Foreign currency transactions	(15,678)
Net realized gain	$12,491,837
Change in unrealized appreciation (depreciation) —
Investments	$12,399,620
Foreign currency	80
Net change in unrealized appreciation (depreciation)	$12,399,700

Net realized and unrealized gain	$24,891,537

Net increase in net assets from operations	$25,200,526

11	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$308,989	$461,936
Net realized gain (loss) from investment and foreign currency transactions	12,491,837	(2,861,266)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	12,399,700	24,032,515
Net increase in net assets from operations	$25,200,526	$21,633,185
Distributions to shareholders —
From net investment income
Class A	$(334,193)	$(601,348)
Class I	(52,326)	(73,927)
Total distributions to shareholders	$(386,519)	$(675,275)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,254,522	$8,536,051
Class B	179,096	188,048
Class C	724,216	2,259,961
Class I	3,650,750	1,844,398
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	279,856	506,032
Class I	40,630	57,567
Cost of shares redeemed
Class A	(19,723,070)	(25,013,285)
Class B	(2,636,018)	(4,169,197)
Class C	(5,979,411)	(7,297,118)
Class I	(2,614,673)	(2,942,462)
Net asset value of shares exchanged
Class A	2,444,651	1,367,267
Class B	(2,444,651)	(1,367,267)
Net decrease in net assets from Fund share transactions	$(21,824,102)	$(26,030,005)

Net increase (decrease) in net assets	$2,989,905	$(5,072,095)

Net Assets
At beginning of year	$131,591,302	$136,663,397
At end of year	$134,581,207	$131,591,302

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$292,943	$(40,449)

12	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Financial Highlights

	Class A
	Year Ended August 31,
	2014	2013		2012		2011		2010
Net asset value — Beginning of year	$18.450	$15.940		$19.220		$21.090		$19.280

Income (Loss) From Operations
Net investment income (loss)(1)	$0.081	$0.090		$0.124		$0.132	(2)	$(0.015)
Net realized and unrealized gain (loss)	3.739	2.529		(1.975)		0.691		2.199

Total income (loss) from operations	$3.820	$2.619		$(1.851)		$0.823		$2.184

Less Distributions
From net investment income	$(0.070)	$(0.109)		$(0.315)		$—		$(0.099)
From net realized gain	—	—		(1.114)		(2.693)		(0.276)

Total distributions	$(0.070)	$(0.109)		$(1.429)		$(2.693)		$(0.375)

Redemption fees(1)(3)	$—	$—		$—		$0.000	(4)	$0.001

Net asset value — End of year	$22.200	$18.450		$15.940		$19.220		$21.090

Total Return(5)	20.73%	16.43%		(9.20)%		2.76%		11.19%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$95,911	$91,086		$91,465		$123,108		$149,279
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.94%	1.98	%(7)	2.00	%(7)(8)	1.85	%(7)(8)	2.17	%(7)(8)
Net investment income (loss)	0.39%	0.50%		0.75%		0.61	%(2)	(0.07)%
Portfolio Turnover of the Portfolio(9)	—	—		43	%(10)	78%		58%
Portfolio Turnover of the Fund	33%	54%		4	%(10)(11)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.064 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.31%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio or Fund and manager and/or administrator subsidized certain operating expenses (equal to 0.05%, 0.10%, 0.09% and 0.03% of average daily net assets for the years ended August 31, 2013, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Greater China Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 1, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2014	2013		2012		2011		2010
Net asset value — Beginning of year	$17.930	$15.510		$18.690		$20.700		$18.970

Income (Loss) From Operations
Net investment loss(1)	$(0.106)	$(0.053)		$(0.006)		$(0.023	)(2)	$(0.133)
Net realized and unrealized gain (loss)	3.666	2.473		(1.900)		0.706		2.154

Total income (loss) from operations	$3.560	$2.420		$(1.906)		$0.683		$2.021

Less Distributions
From net investment income	$—	$—		$(0.160)		$—		$(0.016)
From net realized gain	—	—		(1.114)		(2.693)		(0.276)

Total distributions	$—	$—		$(1.274)		$(2.693)		$(0.292)

Redemption fees(1)(3)	$—	$—		$—		$0.000	(4)	$0.001

Net asset value — End of year	$21.490	$17.930		$15.510		$18.690		$20.700

Total Return(5)	19.85%	15.60%		(9.83)%		1.98%		10.63%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,421	$10,602		$13,898		$21,609		$28,172
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.64%	2.68	%(7)	2.70	%(7)(8)	2.55	%(7)(8)	2.72	%(7)(8)
Net investment loss	(0.53)%	(0.30)%		(0.04)%		(0.11	)%(2)	(0.64)%
Portfolio Turnover of the Portfolio(9)	—	—		43	%(10)	78%		58%
Portfolio Turnover of the Fund	33%	54%		4	%(10)(11)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.061 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.39)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio or Fund and manager and/or administrator subsidized certain operating expenses (equal to 0.05%, 0.10%, 0.09% and 0.03% of average daily net assets for the years ended August 31, 2013, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Greater China Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 1, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2014	2013		2012		2011		2010
Net asset value — Beginning of year	$17.880	$15.460		$18.640		$20.650		$18.930

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.073)	$(0.036)		$0.001		$(0.016	)(2)	$(0.135)
Net realized and unrealized gain (loss)	3.613	2.456		(1.901)		0.699		2.147

Total income (loss) from operations	$3.540	$2.420		$(1.900)		$0.683		$2.012

Less Distributions
From net investment income	$—	$—		$(0.166)		$—		$(0.017)
From net realized gain	—	—		(1.114)		(2.693)		(0.276)

Total distributions	$—	$—		$(1.280)		$(2.693)		$(0.293)

Redemption fees(1)(3)	$—	$—		$—		$0.000	(4)	$0.001

Net asset value — End of year	$21.420	$17.880		$15.460		$18.640		$20.650

Total Return(5)	19.80%	15.65%		(9.82)%		1.98%		10.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$21,271	$22,471		$23,947		$35,331		$43,522
Ratios (as a percentage of average daily net assets):
Expenses(6)	2.64%	2.68	%(7)	2.70	%(7)(8)	2.55	%(7)(8)	2.72	%(7)(8)
Net investment income (loss)	(0.36)%	(0.20)%		0.01%		(0.08	)%(2)	(0.65)%
Portfolio Turnover of the Portfolio(9)	—	—		43	%(10)	78%		58%
Portfolio Turnover of the Fund	33%	54%		4	%(10)(11)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.062 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.37)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio or Fund and manager and/or administrator subsidized certain operating expenses (equal to 0.05%, 0.10%, 0.09% and 0.03% of average daily net assets for the years ended August 31, 2013, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	Not annualized.

(11)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Greater China Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 1, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Financial Highlights — continued

	Class I
	Year Ended August 31,							Period Ended August 31, 2010(1)
	2014	2013		2012		2011
Net asset value — Beginning of period	$18.500	$15.980		$19.290		$21.090		$20.860

Income (Loss) From Operations
Net investment income(2)	$0.156	$0.144		$0.170		$0.237	(3)	$0.139
Net realized and unrealized gain (loss)	3.715	2.537		(1.983)		0.656		0.557

Total income (loss) from operations	$3.871	$2.681		$(1.813)		$0.893		$0.696

Less Distributions
From net investment income	$(0.131)	$(0.161)		$(0.383)		$—		$(0.191)
From net realized gain	—	—		(1.114)		(2.693)		(0.276)

Total distributions	$(0.131)	$(0.161)		$(1.497)		$(2.693)		$(0.467)

Redemption fees(2)(4)	$—	$—		$—		$0.000	(5)	$0.001

Net asset value — End of period	$22.240	$18.500		$15.980		$19.290		$21.090

Total Return(6)	20.98%	16.79%		(8.93)%		3.07%		3.24	%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,977	$7,433		$7,354		$9,286		$7,457
Ratios (as a percentage of average daily net assets):
Expenses(8)	1.64%	1.68	%(9)	1.69	%(9)(10)	1.56	%(9)(10)	1.72	%(9)(10)(11)
Net investment income	0.75%	0.79%		1.02%		1.10	%(3)	0.72	%(11)
Portfolio Turnover of the Portfolio(12)	—	—		43	%(7)	78%		58	%(13)
Portfolio Turnover of the Fund	33%	54%		4	%(7)(14)	—		—

(1)	For the period from the commencement of operations, October 1, 2009, to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.061 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.81%.

(4)	Redemption fees were discontinued as of January 1, 2011.

(5)	Amount is less than $0.0005.

(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(7)	Not annualized.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)

The investment adviser and/or sub-adviser to the Portfolio or Fund and manager and/or administrator subsidized certain operating expenses (equal to 0.05%, 0.10%, 0.09% and 0.03% of average daily net assets for the years ended August 31, 2013, 2012 and 2011 and the period ended August 31, 2010, respectively). Absent this subsidy, total return would be lower.

(10)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(11)	Annualized.

(12)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(13)	For the Portfolio’s year ended August 31, 2010.

(14)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Greater China Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to August 1, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $7,740,288 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at August 31, 2014, $7,740,288 are short-term.

17

Eaton Vance

Greater China Growth Fund

August 31, 2014

Notes to Financial Statements — continued

Additionally, at August 31, 2014, the Fund had a net capital loss of $134,000 attributable to security transactions incurred after October 31, 2013 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2015.

As of August 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2014 and August 31, 2013 was as follows:

	Year Ended August 31,
	2014	2013

Distributions declared from:
Ordinary income	$386,519	$675,275

During the year ended August 31, 2014, accumulated net realized loss was increased by $410,922 and accumulated distributions in excess of net investment income was decreased by $410,922 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

18

Eaton Vance

Greater China Growth Fund

August 31, 2014

Notes to Financial Statements — continued

As of August 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$292,943
Deferred capital losses and post October capital losses	$(7,874,288)
Net unrealized appreciation	$41,434,547

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended August 31, 2014, the investment adviser fee amounted to $1,493,094 or 1.10% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays BMO Global Asset Management (Asia) Limited (BMO GAM (Asia)) (formerly, Lloyd George Management (Hong Kong) Limited) a portion of its adviser fee for sub-advisory services provided to the Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2014, the administration fee amounted to $203,604.

BMR and BMO GAM (Asia) have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.95%, 2.65%, 2.65% and 1.65% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after December 31, 2014. Pursuant to this agreement, BMR and BMO GAM (Asia) reimbursed no expenses for the year ended August 31, 2014. Such reimbursement would be shared equally by BMR and BMO GAM (Asia).

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2014, EVM earned $17,029 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,252 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2014 amounted to $288,164 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2014, the Fund paid or accrued to EVD $69,523 and $166,885 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2014 amounted to $23,174 and $55,628 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

19

Eaton Vance

Greater China Growth Fund

August 31, 2014

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2014, the Fund was informed that EVD received approximately $100, $14,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $44,848,523 and $66,395,741, respectively, for the year ended August 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2014	2013

Sales	205,687	476,937
Issued to shareholders electing to receive payments of distributions in Fund shares	13,579	27,652
Redemptions	(952,607)	(1,382,238)
Exchange from Class B shares	118,624	76,177

Net decrease	(614,717)	(801,472)

	Year Ended August 31,
Class B	2014	2013

Sales	8,999	10,311
Redemptions	(132,687)	(236,946)
Exchange to Class A shares	(122,183)	(78,265)

Net decrease	(245,871)	(304,900)

	Year Ended August 31,
Class C	2014	2013

Sales	36,447	127,596
Redemptions	(300,562)	(419,611)

Net decrease	(264,115)	(292,015)

20

Eaton Vance

Greater China Growth Fund

August 31, 2014

Notes to Financial Statements — continued

	Year Ended August 31,
Class I	2014	2013

Sales	171,264	100,842
Issued to shareholders electing to receive payments of distributions in Fund shares	1,970	3,146
Redemptions	(126,314)	(162,446)

Net increase (decrease)	46,920	(58,458)

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$92,726,870

Gross unrealized appreciation	$42,319,099
Gross unrealized depreciation	(884,770)

Net unrealized appreciation	$41,434,329

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2014.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the Asian and China regions are impacted by the economies of countries in these regions which differ from the United States economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asian and China regions are affected by developments in the economies of their principal trading partners. Governmental actions can also have a significant effect on the economic conditions in the Asian and China regions, which could adversely affect the value and liquidity of investments.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

21

Eaton Vance

Greater China Growth Fund

August 31, 2014

Notes to Financial Statements — continued

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$6,385,189	$22,332,516		$—	$28,717,705
Consumer Staples	—	4,761,551		—	4,761,551
Energy	—	1,714,480		—	1,714,480
Financials	2,356,971	31,616,604		—	33,973,575
Health Care	4,096,792	3,657,771		—	7,754,563
Industrials	—	12,191,857		—	12,191,857
Information Technology	4,327,391	36,746,007		—	41,073,398
Materials	—	1,825,376		—	1,825,376
Utilities	—	2,034,453		—	2,034,453

Total Common Stocks	$17,166,343	$116,880,615	*	$—	$134,046,958

Short-Term Investments	$—	$114,241		$—	$114,241

Total Investments	$17,166,343	$116,994,856		$—	$134,161,199

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2013 whose fair value was determined using Level 3 inputs. At August 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Eaton Vance

Greater China Growth Fund

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

23

Eaton Vance

Greater China Growth Fund

August 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  For the fiscal year ended August 31, 2014, the Fund designates approximately $729,892, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  For the fiscal year ended August 31, 2014, the Fund paid foreign taxes of $223,533 and recognized foreign source income of $3,360,379.

24

Eaton Vance

Greater China Growth Fund

August 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

Nominee for Trustee	Number of Shares(1)
	For	Withheld
Scott E. Eston	5,259,256	359,066
Cynthia E. Frost	5,264,439	353,883
George J. Gorman	5,261,181	357,141
Valerie A. Mosley	5,271,149	347,173
Harriett Tee Taggart	5,269,064	349,258

(1)	Excludes fractional shares.

25

Eaton Vance

Greater China Growth Fund

August 31, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

26

Eaton Vance

Greater China Growth Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Greater China Growth Fund (the “Fund”) with Boston Management and Research (“Adviser”), an affiliate of Eaton Vance Management (“EVM”), and the sub-advisory agreement with BMO Global Asset Management (Asia) Limited (formerly, Lloyd George Management (Hong Kong) Limited) (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund and whose responsibilities may include supervising the Sub-adviser, including recent changes to such personnel. The Board also took into account the resources dedicated to portfolio management and other services including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board reviewed the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

27

Eaton Vance

Greater China Growth Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2013 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider (the “peer group”). The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board considered certain Fund specific factors that had an impact on Fund expense ratios relative to the peer group, as identified by management in response to inquiries from the Contract Review Committee. The Board also considered actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

28

Eaton Vance

Greater China Growth Fund

August 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

29

Eaton Vance

Greater China Growth Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

30

Eaton Vance

Greater China Growth Fund

August 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser

BMO Global Asset Management (Asia) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406 8.31.14

Eaton Vance

Multi-Cap Growth Fund

Annual Report

August 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2014

Eaton Vance

Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Special Meeting of Shareholders	26

Board of Trustees’ Contract Approval	27

Management and Organization	30

Important Notices	33

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stocks delivered solid gains for the 12-month period ended August 31, 2014. Following a choppy start to the period, the market turned upward after a budget agreement in October 2013 ended the 16-day U.S. government shutdown. In December, when the U.S. Federal Reserve (the Fed) made its long-anticipated move to begin “tapering” economic stimulus, U.S. stocks put aside earlier fears of tapering and soared to record highs.

Harsh winter weather and geopolitical tensions weighed on the market in early 2014, but U.S. stocks subsequently resumed their advance amid signs of a gradually strengthening economy. The U.S. equity market generally climbed at a moderate pace through the spring of 2014, until the outbreak of hostilities in Iraq in June sent stocks sharply lower. But equities soon bounced back once the Fed reiterated its pledge to maintain low interest rates. U.S. stocks fell in late July 2014 amid mounting geopolitical and economic concerns, before rebounding in August – a month in which the market, as represented by the S&P 500 Index2, returned 4.00%.

The major U.S. stock indexes ended the 12-month period with strong performance. The S&P 500 Index advanced 25.25% for the period, while the Dow Jones Industrial Average gained 18.18%. The technology-laden NASDAQ Composite Index added 29.15%. Large-cap U.S. stocks (as measured by the Russell 1000 Index) generally fared better than their small-cap counterparts (as measured by the Russell 2000 Index) for the 12-month period. Within the large-cap space, growth stocks generally outpaced value stocks, while the reverse was true in the small-cap category.

Fund Performance

For the 12-month period ended August 31, 2014, Eaton Vance Multi-Cap Growth Fund (the Fund) had a total return of 23.94% for Class A shares at net asset value (NAV), underperforming the 25.56% return of the Fund’s primary benchmark, the Russell 3000 Growth Index (the Index).

Stock selection in the consumer discretionary, energy and materials sectors detracted from the Fund’s performance versus the Index for the 12-month period. During a period when U.S. stocks (as measured by the Index) were up sharply, the Fund’s cash position also acted as a drag on performance relative to the Index.

In the consumer discretionary sector, stock selection in the specialty retail and media industries detracted from Fund performance relative to the Index. In specialty retail, the Fund’s overweight position in discount shoe retailer DSW was negatively impacted by a slowdown in consumer spending, while the Fund’s overweight in Lumber Liquidators, a lumber and flooring retailer, was hurt by a stalled housing market recovery. In media, the Fund’s overweight in Lions Gate Entertainment, a movie production and distribution company, declined in value after some new releases had disappointing box office results. By period-end, all three of the aforementioned stocks had been sold out of the Fund.

In the energy sector, key detractors from performance relative to the Index included the Fund’s overweights in oil services firm Frank’s International NV and natural gas producer Range Resources; both stocks were hurt by weakness in commodity prices. In the materials sector, not owning petrochemical producer LyondellBasell Industries, a large Index holding that outperformed for the period, also detracted from the Fund’s relative performance.

In contrast, stock selection and an underweight in the consumer staples sector, as well as stock selection in the industrials and information technology sectors, contributed to the Fund’s performance relative to the Index. Within consumer staples, not owning Index holdings Coca-Cola and Philip Morris aided the Fund’s relative performance; both stocks underperformed the Index due to declining global sales of their leading products. Elsewhere in consumer staples, the Fund’s position in whiskey distiller Jim Beam performed well; the company was acquired during the period at a premium to its stock price by Japanese firm Suntory.

In the industrials sector, Fund performance versus the Index was helped by the Fund’s overweight position in equipment rental firm United Rentals and by an out-of-Index holding in printer manufacturer voxeljet, which was sold out of the Fund by period-end. In information technology, contributors to the Fund’s relative performance included the Fund’s overweights in Avago Technologies, Ltd. and Facebook, Inc., Class A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	08/01/1952	08/01/1952	23.94%	13.73%	9.40%
Class A with 5.75% Maximum Sales Charge	—	—	16.83	12.38	8.75
Class B at NAV	09/13/1994	08/01/1952	23.08	12.90	8.60
Class B with 5% Maximum Sales Charge	—	—	18.08	12.65	8.60
Class C at NAV	11/07/1994	08/01/1952	23.10	12.88	8.59
Class C with 1% Maximum Sales Charge	—	—	22.10	12.88	8.59
Class I at NAV	07/18/2012	08/01/1952	24.27	13.86	9.46
Russell 3000 Growth Index	—	—	25.56%	17.85%	9.28%
S&P 500 Index	—	—	25.25	16.87	8.37

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.23%	1.98%	1.98%	0.98%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2004	$22,827	N.A.
Class C	$10,000	08/31/2004	$22,813	N.A.
Class I	$250,000	08/31/2004	$617,502	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Apple, Inc.	5.5%
Gilead Sciences, Inc.	3.3
Avago Technologies, Ltd.	2.8
Amazon.com, Inc.	2.5
Google, Inc., Class A	2.4
Google, Inc., Class C	2.4
Priceline Group, Inc. (The)	2.2
Facebook, Inc., Class A	2.2
Biogen Idec, Inc.	2.1
Visa, Inc., Class A	2.1
Total	27.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 3000 Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[4]	Source: Fund prospectus.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

   Important Notice to Shareholders

The Board of Trustees of the Fund recently approved a proposal to reorganize the Fund into Eaton Vance Large-Cap Growth Fund (to be renamed Eaton Vance Growth Fund on October 31, 2014), a series of Eaton Vance Special Investment Trust, with a similar investment objective and policies as the Fund. Proxy materials describing the proposed reorganization are expected to be mailed in November 2014 to the Fund’s record date shareholders. If shareholders of the Fund approve the reorganization, the reorganization is expected to be completed in the first quarter of 2015. For additional information regarding the investment strategies and principal risks of Eaton Vance Large-Cap Growth Fund, please see that fund’s summary prospectus, which can be located at http://funddocuments.eatonvance.com.

On September 19, 2014, the Fund discontinued all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected the Fund prior to the close of business on September 19, 2014.

5

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period* (3/1/14 – 8/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,040.00	$5.86	1.14%
Class B	$1,000.00	$1,036.00	$9.75	1.90%
Class C	$1,000.00	$1,036.90	$9.75	1.90%
Class I	$1,000.00	$1,041.50	$4.58	0.89%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.50	$5.80	1.14%
Class B	$1,000.00	$1,015.60	$9.65	1.90%
Class C	$1,000.00	$1,015.60	$9.65	1.90%
Class I	$1,000.00	$1,020.70	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2014.

6

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Portfolio of Investments

Common Stocks — 95.8%

Security	Shares	Value

Aerospace & Defense — 1.6%
Precision Castparts Corp.	10,900	$2,660,254

		$2,660,254

Airlines — 0.8%
Copa Holdings SA, Class A	10,900	$1,340,482

		$1,340,482

Banks — 2.5%
Citigroup, Inc.	55,500	$2,866,575
Regions Financial Corp.	118,300	1,200,745

		$4,067,320

Beverages — 2.4%
Anheuser-Busch InBev NV ADR	18,900	$2,112,642
Constellation Brands, Inc., Class A(1)	19,943	1,736,836

		$3,849,478

Biotechnology — 9.0%
Amgen, Inc.	13,191	$1,838,561
Biogen Idec, Inc.(1)	10,100	3,464,704
Celgene Corp.(1)	26,000	2,470,520
Gilead Sciences, Inc.(1)	50,100	5,389,758
Vertex Pharmaceuticals, Inc.(1)	15,500	1,450,335

		$14,613,878

Building Products — 2.4%
Armstrong World Industries, Inc.(1)	27,302	$1,574,779
Fortune Brands Home & Security, Inc.	54,000	2,333,340

		$3,908,119

Capital Markets — 2.7%
Affiliated Managers Group, Inc.(1)	9,300	$1,963,695
Charles Schwab Corp. (The)	84,600	2,411,946

		$4,375,641

Chemicals — 3.8%
Celanese Corp., Series A	24,850	$1,554,119
Monsanto Co.	24,212	2,800,118
Praxair, Inc.	13,300	1,749,615

		$6,103,852

Security	Shares	Value

Commercial Services & Supplies — 1.6%
Waste Connections, Inc.	51,799	$2,541,259

		$2,541,259

Consumer Finance — 0.8%
Discover Financial Services	21,400	$1,334,718

		$1,334,718

Electrical Equipment — 1.7%
AMETEK, Inc.	51,200	$2,710,528

		$2,710,528

Energy Equipment & Services — 2.9%
FMC Technologies, Inc.(1)	26,671	$1,649,335
Schlumberger, Ltd.	28,174	3,088,997

		$4,738,332

Food & Staples Retailing — 0.8%
United Natural Foods, Inc.(1)	20,809	$1,337,811

		$1,337,811

Food Products — 3.6%
Hain Celestial Group, Inc. (The)(1)	14,633	$1,439,302
Hershey Co. (The)	22,000	2,011,240
Mondelez International, Inc., Class A	68,200	2,468,158

		$5,918,700

Health Care Equipment & Supplies — 2.6%
Medtronic, Inc.	25,488	$1,627,409
Stryker Corp.	30,500	2,540,955

		$4,168,364

Health Care Technology — 0.8%
Cerner Corp.(1)	23,515	$1,355,875

		$1,355,875

Household Durables — 0.8%
Mohawk Industries, Inc.(1)	9,120	$1,331,702

		$1,331,702

Household Products — 0.8%
Colgate-Palmolive Co.	21,000	$1,359,330

		$1,359,330

7	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Internet & Catalog Retail — 6.1%
Amazon.com, Inc.(1)	12,051	$4,085,771
Netflix, Inc.(1)	4,600	2,197,144
Priceline Group, Inc. (The)(1)	2,886	3,591,079

		$9,873,994

Internet Software & Services — 7.0%
Facebook, Inc., Class A(1)	47,900	$3,583,878
Google, Inc., Class A(1)	6,700	3,901,812
Google, Inc., Class C(1)	6,700	3,829,720

		$11,315,410

IT Services — 2.9%
Fiserv, Inc.(1)	20,397	$1,314,994
Visa, Inc., Class A	15,700	3,336,564

		$4,651,558

Leisure Products — 2.0%
Brunswick Corp.	35,008	$1,505,344
Polaris Industries, Inc.	12,043	1,750,811

		$3,256,155

Machinery — 1.0%
Colfax Corp.(1)	24,300	$1,545,723

		$1,545,723

Media — 1.8%
Twenty-First Century Fox, Inc., Class B	36,442	$1,255,063
Walt Disney Co. (The)	18,874	1,696,395

		$2,951,458

Oil, Gas & Consumable Fuels — 2.7%
Devon Energy Corp.	20,442	$1,541,736
EOG Resources, Inc.	13,707	1,506,125
Range Resources Corp.	17,900	1,406,761

		$4,454,622

Personal Products — 0.8%
Estee Lauder Cos., Inc. (The), Class A	16,337	$1,255,172

		$1,255,172

Pharmaceuticals — 3.5%
Jazz Pharmaceuticals PLC(1)	8,679	$1,413,983
Perrigo Co. PLC	15,600	2,320,344

Security	Shares	Value

Pharmaceuticals (continued)
Roche Holding AG ADR	52,800	$1,927,728

		$5,662,055

Road & Rail — 2.1%
Avis Budget Group, Inc.(1)	22,007	$1,485,693
Kansas City Southern	16,446	1,897,210

		$3,382,903

Semiconductors & Semiconductor Equipment — 5.1%
Avago Technologies, Ltd.	54,800	$4,498,532
NXP Semiconductors NV(1)	29,765	2,039,498
Teradyne, Inc.	80,523	1,657,968

		$8,195,998

Software — 6.0%
Adobe Systems, Inc.(1)	37,704	$2,710,918
Guidewire Software, Inc.(1)	44,000	2,004,200
salesforce.com, inc.(1)	49,300	2,913,137
VMware, Inc., Class A(1)	21,400	2,109,612

		$9,737,867

Specialty Retail — 4.7%
Home Depot, Inc. (The)	29,754	$2,781,999
TJX Cos., Inc. (The)	36,530	2,177,553
Tractor Supply Co.	38,600	2,584,270

		$7,543,822

Technology Hardware, Storage & Peripherals — 7.1%
Apple, Inc.	86,786	$8,895,565
EMC Corp.	89,700	2,648,841

		$11,544,406

Trading Companies & Distributors — 1.4%
W.W. Grainger, Inc.	9,300	$2,289,660

		$2,289,660

Total Common Stocks (identified cost $106,401,018)		$155,376,446

8	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Portfolio of Investments — continued

Short-Term Investments — 4.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.13%(2)	$6,949	$6,949,399

Total Short-Term Investments (identified cost $6,949,399)		$6,949,399

Total Investments — 100.1% (identified cost $113,350,417)		$162,325,845

Other Assets, Less Liabilities — (0.1)%		$(200,481)

Net Assets — 100.0%		$162,125,364

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2014.

9	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Statement of Assets and Liabilities

Assets	August 31, 2014
Unaffiliated investments, at value (identified cost, $106,401,018)	$155,376,446
Affiliated investment, at value (identified cost, $6,949,399)	6,949,399
Foreign currency, at value (identified cost, $6,756)	6,213
Dividends receivable	90,939
Interest receivable from affiliated investment	820
Receivable for Fund shares sold	20,029
Securities lending income receivable	177
Tax reclaims receivable	32,657
Other assets	27,138
Total assets	$162,503,818

Liabilities
Payable for Fund shares redeemed	$147,486
Payable to affiliates:
Investment adviser fee	82,287
Distribution and service fees	44,920
Accrued expenses	103,761
Total liabilities	$378,454
Net Assets	$162,125,364

Sources of Net Assets
Paid-in capital	$161,339,718
Accumulated net realized loss	(47,711,176)
Accumulated net investment loss	(482,413)
Net unrealized appreciation	48,979,235
Total	$162,125,364

Class A Shares
Net Assets	$115,429,922
Shares Outstanding	9,443,712
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.22
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.97

Class B Shares
Net Assets	$5,375,935
Shares Outstanding	466,573
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.52

Class C Shares
Net Assets	$19,875,518
Shares Outstanding	1,727,480
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.51

Class I Shares
Net Assets	$21,443,989
Shares Outstanding	1,745,011
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.29

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Statement of Operations

Investment Income	Year Ended August 31, 2014
Dividends (net of foreign taxes, $47,343)	$1,132,966
Securities lending income, net	55,883
Interest allocated from affiliated investment	5,336
Expenses allocated from affiliated investment	(653)
Total investment income	$1,193,532

Expenses
Investment adviser fee	$979,596
Distribution and service fees
Class A	282,691
Class B	59,712
Class C	190,517
Trustees’ fees and expenses	7,437
Custodian fee	60,269
Transfer and dividend disbursing agent fees	223,148
Legal and accounting services	53,945
Printing and postage	51,184
Registration fees	40,371
Miscellaneous	19,258
Total expenses	$1,968,128

Net investment loss	$(774,596)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$15,179,167
Investment transactions allocated from affiliated investment	40
Written options	34,777
Foreign currency transactions	(59)
Net realized gain	$15,213,925
Change in unrealized appreciation (depreciation) —
Investments	$18,656,225
Written options	(16,729)
Foreign currency	(9,201)
Net change in unrealized appreciation (depreciation)	$18,630,295

Net realized and unrealized gain	$33,844,220

Net increase in net assets from operations	$33,069,624

11	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment loss	$(774,596)	$(505,348)
Net realized gain from investment transactions, written options and foreign currency transactions	15,213,925	13,568,541
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	18,630,295	5,674,272
Net increase in net assets from operations	$33,069,624	$18,737,465
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,607,397	$5,346,043
Class B	326,664	407,191
Class C	2,113,887	2,078,811
Class I	3,986,374	14,084,383
Cost of shares redeemed
Class A	(21,327,397)	(32,718,988)
Class B	(1,190,375)	(1,515,892)
Class C	(3,021,536)	(5,505,829)
Class I	(4,569,768)	(1,939,859)
Net asset value of shares exchanged
Class A	895,370	499,033
Class B	(895,370)	(499,033)
Net decrease in net assets from Fund share transactions	$(19,074,754)	$(19,764,140)

Net increase (decrease) in net assets	$13,994,870	$(1,026,675)

Net Assets
At beginning of year	$148,130,494	$149,157,169
At end of year	$162,125,364	$148,130,494

Accumulated net investment loss included in net assets
At end of year	$(482,413)	$(461,984)

12	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Financial Highlights

	Class A
	Year Ended August 31,
	2014	2013	2012		2011		2010
Net asset value — Beginning of year	$9.860	$8.650	$7.540		$6.340		$6.510

Income (Loss) From Operations
Net investment loss(1)	$(0.046)	$(0.022)	$(0.038)		$(0.025	)(2)	$(0.019)
Net realized and unrealized gain (loss)	2.406	1.232	1.148		1.225		(0.051)

Total income (loss) from operations	$2.360	$1.210	$1.110		$1.200		$(0.070)

Less Distributions
From net investment income	$—	$—	$—		$—		$(0.100)

Total distributions	$—	$—	$—		$—		$(0.100)

Net asset value — End of year	$12.220	$9.860	$8.650		$7.540		$6.340

Total Return(3)	23.94%	13.99%	14.72%		18.93%		(1.24)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$115,430	$107,263	$120,539		$123,541		$103,441
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.17%	1.23%	1.31	%(5)(6)	1.24	%(5)	1.27	%(5)
Net investment loss	(0.40)%	(0.25)%	(0.48)%		(0.32	)%(2)	(0.28)%
Portfolio Turnover of the Portfolio(7)	—	—	74	%(8)	168	%(9)	211%
Portfolio Turnover of the Fund	32%	73%	11	%(8)(10)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.41)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

The administrator of the Fund subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2012). Absent this subsidy, total return would have been lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

(10)	For the period from July 26, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Multi-Cap Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to July 26, 2012.

13	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2014	2013	2012		2011		2010
Net asset value — Beginning of year	$9.360	$8.280	$7.280		$6.160		$6.330

Income (Loss) From Operations
Net investment loss(1)	$(0.123)	$(0.086)	$(0.096)		$(0.080	)(2)	$(0.068)
Net realized and unrealized gain (loss)	2.283	1.166	1.096		1.200		(0.046)

Total income (loss) from operations	$2.160	$1.080	$1.000		$1.120		$(0.114)

Less Distributions
From net investment income	$—	$—	$—		$—		$(0.056)

Total distributions	$—	$—	$—		$—		$(0.056)

Net asset value — End of year	$11.520	$9.360	$8.280		$7.280		$6.160

Total Return(3)	23.08%	13.04%	13.89%		18.02%		(1.90)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,376	$5,900	$6,792		$8,409		$6,413
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.92%	1.98%	2.06	%(5)(6)	1.99	%(5)	2.02	%(5)
Net investment loss	(1.16)%	(1.00)%	(1.25)%		(1.06	)%(2)	(1.01)%
Portfolio Turnover of the Portfolio(7)	—	—	74	%(8)	168	%(9)	211%
Portfolio Turnover of the Fund	32%	73%	11	%(8)(10)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.15)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

The administrator of the Fund subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2012). Absent this subsidy, total return would have been lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

(10)	For the period from July 26, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Multi-Cap Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to July 26, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2014	2013	2012		2011		2010
Net asset value — Beginning of year	$9.350	$8.270	$7.260		$6.150		$6.330

Income (Loss) From Operations
Net investment loss(1)	$(0.123)	$(0.086)	$(0.095)		$(0.081	)(2)	$(0.067)
Net realized and unrealized gain (loss)	2.283	1.166	1.105		1.191		(0.055)

Total income (loss) from operations	$2.160	$1.080	$1.010		$1.110		$(0.122)

Less Distributions
From net investment income	$—	$—	$—		$—		$(0.058)

Total distributions	$—	$—	$—		$—		$(0.058)

Net asset value — End of year	$11.510	$9.350	$8.270		$7.260		$6.150

Total Return(3)	23.10%	13.06%	13.91%		18.05%		(2.03)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,876	$16,940	$18,352		$19,958		$16,776
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.92%	1.98%	2.06	%(5)(6)	1.99	%(5)	2.02	%(5)
Net investment loss	(1.15)%	(1.00)%	(1.24)%		(1.07	)%(2)	(1.01)%
Portfolio Turnover of the Portfolio(7)	—	—	74	%(8)	168	%(9)	211%
Portfolio Turnover of the Fund	32%	73%	11	%(8)(10)	—		—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.16)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

The administrator of the Fund subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2012). Absent this subsidy, total return would have been lower.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	Not annualized.

(9)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

(10)	For the period from July 26, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Multi-Cap Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to July 26, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Financial Highlights — continued

	Class I
	Year Ended August 31,		Period Ended August 31, 2012(1)
	2014	2013
Net asset value — Beginning of period	$9.890	$8.660	$8.300

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.017)	$(0.003)	$0.002
Net realized and unrealized gain	2.417	1.233	0.358

Total income from operations	$2.400	$1.230	$0.360

Net asset value — End of period	$12.290	$9.890	$8.660

Total Return(3)	24.27%	14.20%	4.34	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,444	$18,028	$3,474
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.92%	0.98%	1.06	%(6)(7)
Net investment income (loss)	(0.15)%	(0.03)%	0.22	%(6)
Portfolio Turnover of the Portfolio(8)	—	—	74	%(4)
Portfolio Turnover of the Fund	32%	73%	11	%(4)(9)

(1)	For the period from the commencement of operations, July 18, 2012, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Portfolio turnover represents the rate of portfolio activity for the period since September 1, 2011 while the Fund was investing in the Portfolio.

(9)	For the period from July 26, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

References to Portfolio herein are to Multi-Cap Growth Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to July 26, 2012.

16	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve capital growth. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Currencies. Foreign currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Funds. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund and Cash Collateral Fund reflects the Fund’s proportionate interest in each of their net assets. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

17

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Notes to Financial Statements — continued

At August 31, 2014, the Fund, for federal income tax purposes, had a capital loss carryforward of $47,890,552 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2016 ($6,478,117), August 31, 2017 ($21,546,966) and August 31, 2018 ($19,865,469) and its character is short-term. In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after August 31, 2014. A capital loss carryforward of $13,019,954 included in the amounts above is available to the Fund as a result of a reorganization on November 5, 2010. Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

During the year ended August 31, 2014, a capital loss carryforward of $15,152,752 was utilized to offset net realized gains by the Fund.

Additionally, at August 31, 2014, the Fund had a net capital loss of $21,220 attributable to security transactions incurred after October 31, 2013 that it elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2015. At August 31, 2014, the Fund also had a late year ordinary loss of $482,413 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

As of August 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the

18

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Notes to Financial Statements — continued

Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended August 31, 2014, accumulated net realized loss was decreased by $11,439, accumulated net investment loss was decreased by $754,167 and paid-in capital was decreased by $765,606 due to differences between book and tax accounting, primarily for net operating losses, investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryfoward and post October capital losses	$(47,911,772)
Late year ordinary losses	$(482,413)
Net unrealized appreciation	$49,179,831

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to and including $300 million and 0.50% on average daily net assets over $300 million and is payable monthly. For the year ended August 31, 2014, the Fund’s investment adviser fee amounted to $979,596 or 0.625% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator to the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2014, EVM earned $28,833 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,932 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2014. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2014 amounted to $282,691 for Class A shares.

19

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2014, the Fund paid or accrued to EVD $44,784 and $142,888 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2014 amounted to $14,928 and $47,629 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2014, the Fund was informed that EVD received less than $100 and approximately $5,000 and $600 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $48,416,288 and $73,597,949, respectively, for the year ended August 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2014	2013

Sales	407,254	588,603
Redemptions	(1,923,379)	(3,690,929)
Exchange from Class B shares	78,360	54,890

Net decrease	(1,437,765)	(3,047,436)

	Year Ended August 31,
Class B	2014	2013

Sales	31,233	44,518
Redemptions	(111,950)	(176,947)
Exchange to Class A shares	(82,860)	(57,570)

Net decrease	(163,577)	(189,999)

20

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2014	2013

Sales	200,960	237,455
Redemptions	(285,439)	(644,836)

Net decrease	(84,479)	(407,381)

	Year Ended August 31,
Class I	2014	2013

Sales	346,874	1,632,964
Redemptions	(425,657)	(210,327)

Net increase (decrease)	(78,783)	1,422,637
8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$113,149,821

Gross unrealized appreciation	$49,684,733
Gross unrealized depreciation	(508,709)

Net unrealized appreciation	$49,176,024

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At August 31, 2014, there were no obligations outstanding under these financial instruments.

Written options activity for the year ended August 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	1,164	$115,487
Options written	1,473	134,775
Options terminated in closing purchase transactions	(888)	(71,416)
Options exercised	(800)	(99,046)
Options expired	(949)	(79,800)

Outstanding, end of year	—	$—

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended August 31, 2014, the Fund entered into option transactions on individual securities that it holds to generate premium income. The Fund also entered into a combination of option transactions on an individual security to seek return and/or seek to reduce the Fund’s exposure to a decline in the stock price.

21

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(72,395)	$—
Written options	34,777	(16,729)

Total	$(37,618)	$(16,729)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased options contracts outstanding during the year ended August 31, 2014, which is indicative of the volume of this derivative type, was 30 contracts.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2014.

11  Securities Lending Agreement

The Fund has established a securities lending agreement with SSBT as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in Cash Collateral Fund. The Fund earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Fund from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended August 31, 2014 amounted to $1,818.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral in Cash Collateral Fund. At August 31, 2014, the Fund had no securities on loan.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Notes to Financial Statements — continued

At August 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$155,376,446	*	$—	$—	$155,376,446
Short-Term Investments	—		6,949,399	—	6,949,399

Total Investments	$155,376,446		$6,949,399	$—	$162,325,845

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of August 31, 2013 whose fair value was determined using Level 3 inputs. At August 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Proposed Plan of Reorganization

In August 2014, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the Agreement) whereby Eaton Vance Large-Cap Growth Fund (to be renamed Eaton Vance Growth Fund on October 31, 2014) would acquire substantially all the assets and assume substantially all the liabilities of the Fund in exchange for shares of Eaton Vance Large-Cap Growth Fund. The proposed reorganization is subject to approval by the shareholders of the Fund. In connection with the proposed reorganization, the Fund was closed to new investors, with limited exceptions, after the close of business on September 19, 2014.

23

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Cap Growth Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 14, 2014

24

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

25

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	9,764,367	242,495
Cynthia E. Frost	9,815,843	191,018
George J. Gorman	9,764,221	242,641
Valerie A. Mosley	9,826,186	180,676
Harriett Tee Taggart	9,827,334	179,527

(1)	Excludes fractional shares.

26

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

27

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Multi-Cap Growth Fund (the “Fund”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management, including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board specifically noted that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

28

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2013 for the Fund. The Board considered various factors that contributed to the Fund’s relative underperformance during the three-year period, as well as the active and ongoing steps the Adviser had taken to improve performance, including changes in the equity group’s leadership, portfolio management staffing and analysts group. The Board concluded that it was satisfied with the steps taken by the Adviser to improve performance and that it was appropriate to allow additional time to evaluate the effectiveness of those steps.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

29

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

30

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

31

Eaton Vance

Multi-Cap Growth Fund

August 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

444    8.31.14

Parametric Balanced Risk Fund

Annual Report

August 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund is considered to be a commodity pool operator under CFTC regulations. The Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Annual Report August 31, 2014

Parametric Balanced Risk Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	26

Federal Tax Information	27

Special Meeting of Shareholders	28

Management and Organization	29

Important Notices	32

Parametric Balanced Risk Fund

August 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Over the 12-month period ended August 31, 2014, the market environment could be broadly characterized by lower interest rates, declining volatility and heightened equity valuations.

The period began with global equities continuing to advance at a rapid pace. The U.S. equity market produced double-digit returns in the fourth quarter of 2013, as investors expressed relief after October’s brief U.S. Government shutdown. The U.S. Federal Reserve (the Fed) announced in December that it would begin to scale back its quantitative easing (QE) program and expected to discontinue all bond purchases within the next calendar year. In the first and second quarters of 2014, interest rates around the globe rallied, which surprised many investors. Although the Fed was winding down its QE program, both the European Central Bank and the Japanese Ministry of Finance were accelerating bond purchases. The second quarter of 2014 also saw a rise in geopolitical risk, as Russia annexed the Crimean Peninsula and set their sights on greater Ukraine. The fear of heightened world tensions dampened the enthusiasm for global equities and provided a bid to commodities.

The transition to summer brought with it a modest decline in global tension. Improving U.S. employment numbers brought some strength back to equities. The U.S. dollar began to rally against a basket of rival currencies, as interest rates across Europe declined sharply with increased bond purchases.

For the full 12-month period, the MSCI World Index2 advanced 21.10%, the Barclays U.S. Aggregate Bond Index advanced 5.66%, and a 60%/40% blended portfolio represented respectively by these indices had a return of 14.79%.

Fund Performance

For the period from the Fund’s inception on September 25, 2013 through August 31, 2014, Parametric Balanced Risk Fund (the Fund) had a total return of 7.08% for Investor Class shares at net asset value (NAV), outperforming its primary benchmark, the Barclays U.S. Aggregate Bond Index (the Index), which had a total return of 4.60% for the same period.

The Fund’s asset allocation strategy seeks to maintain a balanced exposure to risk allocations over all phases of an economic cycle through investments in securities and derivative instruments, representing a broad spectrum of asset classes. For the period, the largest contributors to return were global equities and global interest rates. The fourth quarter of 2013 witnessed a sharp increase in global equity markets, with the U.S. leading the way followed by international developed and emerging markets. Global nominal bonds benefited from monetary authorities overseas adopting more aggressive QE programs and expanding asset purchase programs. Inflation-linked bonds also made a positive contribution to performance over the period, as real interest rates around the globe generally declined. Global credit and diversified commodities made modest contributions to performance.

The Fund’s exposure to volatility and precious metals were detractors from performance over the period. Although volatility was low, the cost of carrying a long position remained high as investors recalled the dark days of the financial crises and thus demanded a premium for being short volatility. Precious metals finished 2013 in sharp decline. The asset class recovered modestly in 2014 as geopolitical uncertainty caused concern in the marketplace.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric Balanced Risk Fund

August 31, 2014

Performance2,3

Portfolio Managers Jack Hansen, CFA and Thomas B. Lee, CFA, each of Parametric Portfolio Associates LLC

% Cumulative Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Investor Class at NAV	09/25/2013	09/25/2013	—	—	7.08%
Institutional Class at NAV	09/25/2013	09/25/2013	—	—	7.34
Barclays U.S. Aggregate Bond Index	—	—	5.66%	4.48%	4.60%
Blend of 60% MSCI World Index			14.79	9.44	10.63
40% Barclays U.S. Aggregate Bond Index

% Total Annual Operating Expense Ratios[4]				Investor Class	Institutional Class
Gross				1.39%	1.14%
Net				1.23	0.98

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Investor Class of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Institutional Class	$50,000	09/25/2013	$53,668	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Parametric Balanced Risk Fund

August 31, 2014

Fund Profile

Asset Allocation (% of net assets)5

See Endnotes and Additional Disclosures in this report.

4

Parametric Balanced Risk Fund

August 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 12/31/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Other net assets represents other assets less liabilities and includes investment types, if any, each less than 1% of net assets.

Fund profile subject to change due to active management.

5

Parametric Balanced Risk Fund

August 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014)

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period* (3/1/14 – 8/31/14)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,043.90	$6.44	**	1.25%
Institutional Class	$1,000.00	$1,045.90	$5.16	**	1.00%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,018.90	$6.36	**	1.25%
Institutional Class	$1,000.00	$1,020.20	$5.09	**	1.00%

Effective August 19, 2014, the contractual expense caps of the Fund changed. If these changes had been in place during the entire reporting period, the actual and hypothetical ending account values, expenses paid and annualized expense ratios would have been as follows:

	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period* (3/1/14 – 8/31/14)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,043.90	$5.92	**	1.15%
Institutional Class	$1,000.00	$1,045.90	$4.64	**	0.90%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,019.40	$5.85	**	1.15%
Institutional Class	$1,000.00	$1,020.70	$4.58	**	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the close of business on February 28, 2014.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Portfolio of Investments

U.S. Treasury Obligations — 30.0%

Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Bonds:
1.375%, 2/15/44(1)		$644	$736,905
2.375%, 1/15/27(1)		1,110	1,372,069
3.375%, 4/15/32(1)		35	51,343
U.S. Treasury Inflation-Protected Notes:
0.125%, 7/15/22(1)		1,560	1,564,443
1.125%, 1/15/21(1)		833	894,471
2.125%, 1/15/19(1)		888	986,496
2.50%, 7/15/16(1)		1,194	1,278,918

Total U.S. Treasury Obligations (identified cost $6,806,223)			$6,884,645

Foreign Government Bonds — 26.4%

Security		Principal Amount (000’s omitted)	Value

France — 8.6%
Government of France, 0.25%, 7/25/24(2)	EUR	275	$378,852
Government of France, 1.10%, 7/25/22(2)	EUR	620	916,244
Government of France, 2.10%, 7/25/23(2)	EUR	424	681,892

			$1,976,988

Germany — 3.2%
Deutsche Bundesrepublik Inflation Linked Bond, 0.10%, 4/15/23(2)	EUR	519	$719,721

			$719,721

United Kingdom — 14.6%
United Kingdom Gilt Inflation Linked Bond, 0.125%, 3/22/24(2)(3)	GBP	412	$733,188
United Kingdom Gilt Inflation Linked Bond, 1.875%, 11/22/22(2)(3)	GBP	654	1,335,666
United Kingdom Gilt Inflation Linked Bond, 2.50%, 7/17/24(2)(3)	GBP	225	1,272,077

			$3,340,931

Total Foreign Government Bonds (identified cost $6,013,688)			$6,037,640

Exchange-Traded Funds(4) — 14.1%

Security	Shares	Value

Fixed Income — 8.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,800	$217,044
SPDR Barclays High Yield Bond ETF	43,670	1,806,628

		$2,023,672

Sovereign — 5.3%
PowerShares Emerging Markets Sovereign Debt Portfolio	40,750	$1,200,902

		$1,200,902

Total Exchange-Traded Funds (identified cost $3,138,105)		$3,224,574

Exchange-Traded Notes — 1.8%

Security	Units	Value
iPath Dow Jones-UBS Commodity Index Total Return ETN (Barclays Bank PLC), 0.00%, 6/12/36(5)	11,425	$421,354

Total Exchange-Traded Notes (identified cost $427,630)		$421,354

Investment Trusts — 0.3%

Security	Shares	Value
iShares Gold Trust(6)	2,044	$25,468
iShares Silver Trust(6)	2,420	45,278

Total Investment Trusts (identified cost $68,380)		$70,746

Short-Term Investments — 20.0%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.13%(7)	$4,572	$4,572,186

Total Short-Term Investments (identified cost $4,572,186)		$4,572,186

Total Investments — 92.6% (identified cost $21,026,212)		$21,211,145

Other Assets, Less Liabilities — 7.4%		$1,701,033

Net Assets — 100.0%		$22,912,178

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

7	See Notes to Consolidated Financial Statements.

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Portfolio of Investments — continued

EUR	–	Euro
GBP	–	British Pound Sterling

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(2)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At August 31, 2014, the aggregate value of these securities is $3,340,931 or 14.6% of the Fund’s net assets.

(4)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940 in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(5)

Security does not guarantee any return of principal at maturity, upon redemption or otherwise, and does not pay any interest during its term. Cash payment at maturity or upon early redemption is based on the performance of the indicated index less an investor fee. Security is also subject to credit risk of the indicated issuer.

(6)	Non-income producing security.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2014.

8	See Notes to Consolidated Financial Statements.

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Statement of Assets and Liabilities

Assets	August 31, 2014
Unaffiliated investments, at value (identified cost, $16,454,026)	$16,638,959
Affiliated investment, at value (identified cost, $4,572,186)	4,572,186
Restricted cash*	1,083,000
Foreign currency, at value (identified cost, $10,451)	10,279
Interest receivable	22,347
Interest receivable from affiliated investment	483
Receivable for investments sold	8,365,545
Receivable for Fund shares sold	10,000
Receivable for variation margin on open financial futures contracts	6,664
Receivable for open forward foreign currency exchange contracts	71,264
Receivable for open swap contracts	81,855
Receivable for closed swap contracts	6,103
Receivable from affiliates	36,956
Total assets	$30,905,641

Liabilities
Payable for investments purchased	$7,801,168
Payable for closed swap contracts	35,030
Due to custodian	11,943
Payable for variation margin on open centrally cleared swap contracts	1,781
Payable to affiliates:
Investment adviser fee	14,386
Distribution and service fees	282
Accrued expenses	128,873
Total liabilities	$7,993,463
Net Assets	$22,912,178

Sources of Net Assets
Paid-in capital	$21,360,766
Accumulated net realized gain	668,418
Accumulated undistributed net investment income	206,661
Net unrealized appreciation	676,333
Total	$22,912,178

Investor Class Shares
Net Assets	$1,426,002
Shares Outstanding	133,560
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.68

Institutional Class Shares
Net Assets	$21,486,176
Shares Outstanding	2,008,895
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.70

*	Represents restricted cash on deposit at the broker or custodian for open derivative contracts.

9	See Notes to Consolidated Financial Statements.

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Statement of Operations

Investment Income	Period Ended August 31, 2014(1)
Dividends	$168,282
Interest	165,839
Interest allocated from affiliated investment	6,908
Expenses allocated from affiliated investment	(910)
Total investment income	$340,119

Expenses
Investment adviser and administration fee	$145,992
Distribution and service fees
Investor Class	905
Trustees’ fees and expenses	1,409
Custodian fee	71,992
Transfer and dividend disbursing agent fees	526
Legal and accounting services	127,060
Printing and postage	14,593
Registration fees	56,552
Miscellaneous	8,886
Total expenses	$427,915
Deduct —
Reduction of custodian fee	$8
Allocation of expenses to affiliates	233,109
Total expense reductions	$233,117

Net expenses	$194,798

Net investment income	$145,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$722,784
Investment transactions allocated from affiliated investment	74
Written options	63,243
Financial futures contracts	(254,443)
Swap contracts	230,191
Foreign currency and forward foreign currency exchange contract transactions	(111,978)
Net realized gain	$649,871
Change in unrealized appreciation (depreciation) —
Investments	$184,933
Financial futures contracts	136,266
Swap contracts	286,926
Foreign currency and forward foreign currency exchange contracts	68,208
Net change in unrealized appreciation (depreciation)	$676,333

Net realized and unrealized gain	$1,326,204

Net increase in net assets from operations	$1,471,525

(1)	For the period from the start of business, September 25, 2013, to August 31, 2014.

10	See Notes to Consolidated Financial Statements.

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended August 31, 2014(1)
From operations —
Net investment income	$145,321
Net realized gain from investment transactions, written options, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	649,871
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	676,333
Net increase in net assets from operations	$1,471,525
Distributions to shareholders —
From net investment income
Institutional Class	$(7,016)
From net realized gain
Investor Class	(92)
Institutional Class	(36,281)
Total distributions to shareholders	$(43,389)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Investor Class	$1,975,947
Institutional Class	20,044,400
Net asset value of shares issued to shareholders in payment of distributions declared
Investor Class	92
Institutional Class	43,297
Cost of shares redeemed
Investor Class	(579,694)
Net increase in net assets from Fund share transactions	$21,484,042

Net increase in net assets	$22,912,178

Net Assets
At beginning of period	$—
At end of period	$22,912,178

Accumulated undistributed net investment income included in net assets
At end of period	$206,661

(1)	For the period from the start of business, September 25, 2013, to August 31, 2014.

11	See Notes to Consolidated Financial Statements.

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Financial Highlights

	Investor Class
	Period Ended August 31, 2014(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.085
Net realized and unrealized gain	0.611

Total income from operations	$0.696

Less Distributions
From net realized gain	$(0.016)

Total distributions	$(0.016)

Net asset value — End of period	$10.680

Total Return(3)	7.08	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,426
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.25	%(7)
Net investment income	0.87	%(7)
Portfolio Turnover	101	%(4)

(1)	For the period from the start of business, September 25, 2013, to August 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 1.20% of average daily net assets for the period ended August 31, 2014). Absent this subsidy, total return would have been lower.

(7)	Annualized.

12	See Notes to Consolidated Financial Statements.

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Financial Highlights — continued

	Institutional Class
	Period Ended August 31, 2014(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.071
Net realized and unrealized gain	0.651

Total income from operations	$0.722

Less Distributions
From net investment income	$(0.004)
From net realized gain	(0.018)

Total distributions	$(0.022)

Net asset value — End of period	$10.700

Total Return(3)	7.34	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,486
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.00	%(7)
Net investment income	0.74	%(7)
Portfolio Turnover	101	%(4)

(1)	For the period from the start of business, September 25, 2013, to August 31, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 1.20% of average daily net assets for the period ended August 31, 2014). Absent this subsidy, total return would have been lower.

(7)	Annualized.

13	See Notes to Consolidated Financial Statements.

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements

1  Significant Accounting Policies

Parametric Balanced Risk Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on September 25, 2013. The Fund’s investment objective is total return. The Fund offers two classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in PBR Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at August 31, 2014 were $1,507,793 or 6.6% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

14

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note since its acquisition.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

At August 31, 2014, the Fund had a net capital loss of $100,755 attributable to security transactions incurred after October 31, 2013, which it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2015.

At August 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

15

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

16

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

The tax character of distributions declared for the period from the start of business, September 25, 2013, to August 31, 2014 was as follows:

Period Ended August 31, 2014

Distributions declared from:
Ordinary income	$22,584
Long-term capital gains	$20,805

During the period ended August 31, 2014, accumulated net realized gain was increased by $54,920, accumulated undistributed net investment income was increased by $68,356 and paid-in capital was decreased by $123,276 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, accretion of market discount, non-deductible expenses, investment in the Subsidiary, investments in treasury-inflation protected securities (TIPs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,124,359
Post October capital losses	$(100,755)
Net unrealized appreciation	$527,808

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount, foreign currency transactions, futures contracts, the tax treatment of short-term capital gains and investments in partnerships.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund and Subsidiary. Pursuant to the investment advisory and administration agreement between the Trust and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary pay EVM an aggregate fee at an annual rate of 0.75% of the Fund’s consolidated average daily net assets up to $500 million and at reduced rates on consolidated net assets of $500 million and over, and is payable monthly. For the period ended August 31, 2014, the investment adviser and administration fee amounted to $145,992 or 0.75% (annualized) of the Fund’s consolidated average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), a majority owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and Parametric have agreed to reimburse the Fund’s expenses, including expenses of the Subsidiary, to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15% and 0.90% (1.25% and 1.00% prior to August 19, 2014) of the Fund’s consolidated average daily net assets of Investor Class and Institutional Class, respectively. This agreement may be changed or terminated at any time after December 31, 2015. Pursuant to this agreement, EVM and Parametric were allocated $233,109 in total of the Fund’s operating expenses for the period ended August 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the period ended August 31, 2014, EVM earned $41 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Consolidated Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended August 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor

17

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended August 31, 2014 amounted to $905 for Investor Class shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, for the period ended August 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$17,938,450	$8,974,108
U.S. Government and Agency Securities	13,039,525	6,329,861

	$30,977,975	$15,303,969

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Investor Class	Period Ended August 31, 2014(1)

Sales	188,818
Issued to shareholders electing to receive payments of distributions in Fund shares	9
Redemptions	(55,267)

Net increase	133,560

Institutional Class	Period Ended August 31, 2014(1)

Sales	2,004,472
Issued to shareholders electing to receive payments of distributions in Fund shares	4,423

Net increase	2,008,895

(1)	For the period from the start of business, September 25, 2013, to August 31, 2014.

At August 31, 2014, EVM owned 93.6% of the value of the outstanding shares of the Fund.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the Fund’s investment in the Subsidiary, at August 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$21,889,315

Gross unrealized appreciation	$196,614
Gross unrealized depreciation	(98,602)

Net unrealized appreciation	$98,012

18

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 2014 is as follows:

Forward Foreign Currency Exchange Contracts
Settlement Date	Deliver	In Exchange For	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation

9/17/14	British Pound Sterling 1,654,303	United States Dollar 2,770,000	Bank of America	$23,909	$—	$23,909
9/17/14	Euro 1,170,154	United States Dollar 1,585,000	Bank of America	47,355	—	47,355

				$71,264	$—	$71,264

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

	Interest Rate Futures
9/14	8 Australia 10-Year Treasury Bond	Long	$881,150	$918,874	$37,724
9/14	32 U.S. 2-Year Deliverable Interest Rate Swap	Long	3,216,749	3,216,750	1
9/14	18 U.S. 5-Year Deliverable Interest Rate Swap	Long	1,839,656	1,840,219	563
9/14	5 U.S. 10-Year Deliverable Interest Rate Swap	Long	533,828	533,828	—
9/14	5 U.S. 30-Year Deliverable Interest Rate Swap	Long	596,563	595,782	(781)

	Equity Futures
9/14	2 CAC 40 Index	Long	109,682	115,158	5,476
9/14	1 DAX 30 Index	Long	326,352	310,726	(15,626)
9/14	5 E-Mini MSCI Emerging Markets Index	Long	260,365	271,450	11,085
9/14	3 FTSE 100 Index	Long	337,002	338,886	1,884
9/14	2 Mini-Russell 2000 Index	Long	231,440	234,680	3,240
9/14	17 S&P 500 E-Mini Index	Long	1,634,720	1,701,190	66,470
9/14	1 S&P MidCap 400 E-Mini Index	Long	139,845	143,710	3,865

19

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

Futures Contracts (continued)
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

9/14	1 S&P/TSX 60 Index	Long	$157,032	$165,051	$8,019
9/14	1 SPI 200 Index	Long	125,173	131,323	6,150
9/14	2 TOPIX Index	Long	237,423	245,619	8,196

					$136,266

CAC 40 Index:  Cotation Assistée en Continu Index comprised of the 40 largest companies listed on the Paris Bourse Exchange.

DAX 30 Index:  Blue chip stock market index consisting of the 30 major German companies trading on the Frankfurt Stock Exchange.

MSCI Emerging Markets Index:  Market capitalization-float-adjusted index of 21 emerging indices.

FTSE 100 Index:  Market capitalization-weighted stock index of 100 largest, blue-chip companies listed on the London Stock Exchange.

S&P/TSX 60 Index:  Market capitalization-weighted stock index of 60 largest, blue-chip companies listed on the Toronto Stock Exchange.

SPI 200 Index:  Market capitalization-weighted stock index of 200 largest, blue-chip companies listed on the Australian Securities Exchange.

TOPIX Index:  Market capitalization-weighted stock index of all companies listed on the First Section of the Tokyo Stock Exchange.

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation

CME Group, Inc.	CAD	793	Pays	6-Month CAD LIBOR-BBA	3.06%	9/25/23	$47,587
CME Group, Inc.	EUR	588	Pays	6-Month EUR LIBOR-BBA	2.12	9/26/23	92,767
CME Group, Inc.	JPY	78,214	Pays	6-Month JPY LIBOR-BBA	0.84	9/27/23	22,730
CME Group, Inc.	GBP	495	Pays	6-Month GBP LIBOR-BBA	2.70	9/30/23	31,654
CME Group, Inc.	CAD	185	Pays	3-Month CAD LIBOR-BBA	2.81	4/30/24	6,604
CME Group, Inc.	JPY	14,900	Pays	6-Month JPY LIBOR-BBA	0.79	5/2/24	3,156
CME Group, Inc.	CAD	1,400	Pays	6-Month CAD LIBOR-BBA	2.44	8/29/24	126
CME Group, Inc.	GBP	830	Pays	6-Month GBP LIBOR-BBA	2.41	8/29/24	76
CME Group, Inc.	EUR	1,000	Pays	6-Month EUR LIBOR-BBA	1.09	9/2/24	324
CME Group, Inc.	JPY	136,000	Pays	6-Month JPY LIBOR-BBA	0.61	9/2/24	47

							$205,071

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pounds
JPY	–	Japanese Yen

20

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

Total Return Swaps
Counterparty	Notional Amount	Fund Pays/Receives Return on Reference Index	Reference Index	Fund Pays/Receives Rate	Rate	Termination Date	Net Unrealized Appreciation

Deutsche Bank	$3,440,000	Receives	Excess Return on iBoxx $ Liquid Investment Grade Index	Pays	3-Month USD-LIBOR-BBA	9/24/14	$81,836

Merrill Lynch International	1,803,884	Receives	Excess Return on Merrill Lynch MLCX 04 Gold Excess Return Index	Pays	0.24%	10/2/14	17

Merrill Lynch International	274,663	Receives	Excess Return on Merrill Lynch MLCX 04 Silver Excess Return Index(2)	Pays	0.24	10/2/14	2

Merrill Lynch International	6,800,000	Receives	MLBX Custom Basket Excess Return Index(1)(2)	Pays	0.40	2/27/15	—

							$81,855

(1)	Represents a custom index created by Merrill Lynch and is based on a basket of underlying commodities as follows:

Commodity	% Weight

Natural Gas	8.94%
Crude Oil (WTI)	2.23%
Brent Crude	2.23%
Unleaded Gasoline	8.94%
GasOil	8.94%
Live Cattle	4.47%
Lean Hogs	2.23%
Feeder Cattle	0.56%

Commodity	% Weight

Wheat (Chicago)	4.47%
Corn	4.47%
Soybeans	4.47%
Soybean Oil	4.47%
Aluminum	8.94%
Copper (LME)	8.94%
Zinc	4.47%
Nickel	4.47%

Commodity	% Weight

Lead	2.23%
Tin	1.12%
Sugar	4.47%
Cotton	2.23%
Coffee	4.47%
Cocoa	2.23%

(2)

Swap is subject to optional notional adjustments prior to the termination date whereby the Fund may decrease the notional amount upon notification to the counterparty or increase the notional amount upon mutual agreement with the counterparty.

LME	–	London Metal Exchange
WTI	–	West Texas Intermediate

Written options activity for the period from the start of business, September 25, 2013, to August 31, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	—	$—
Options written	387	127,587
Options terminated in closing purchase transactions	(101)	(39,217)
Options expired	(286)	(88,370)

Outstanding, end of period	—	$—

At August 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

21

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Commodity Risk:  The Fund invests in commodities-linked derivative investments, including total return swaps based on a commodity index and commodity exchange-traded notes that provide exposure to the investment returns of certain commodities markets, without investing directly in physical commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including futures contracts, interest rate swaps and total return swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of the Fund.

Equity Price Risk:  The Fund enters into equity index futures and equity index options contracts to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.

The Fund enters into swap contracts (other than centrally cleared swaps) and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At August 31, 2014, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and the counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow the counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to the counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by the counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

22

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at August 31, 2014 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate	Total

Net unrealized appreciation*	$—	$114,385	$—	$243,359	$357,744
Receivable for open forward foreign currency exchange contracts	—	—	71,264	—	71,264
Receivable for open swap contracts	19	—	—	81,836	81,855

Total Asset Derivatives	$19	$114,385	$71,264	$325,195	$510,863

Derivatives not subject to master netting or similar agreements	$—	$114,385	$—	$243,359	$357,744

Total Asset Derivatives subject to master netting or similar agreements	$19	$—	$71,264	$81,836	$153,119
Net unrealized appreciation*	$—	$(15,626)	$—	$(781)	$(16,407)

Total Liability Derivatives not subject to master netting or similar agreements	$—	$(15,626)	$—	$(781)	$(16,407)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts in the Futures Contracts and Centrally Cleared Swaps Contracts tables above. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

During the current reporting period, the Fund adopted the new disclosure requirements for offsetting assets and liabilities, pursuant to which an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund (and Subsidiary) as of August 31, 2014.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America	$71,264	$—	$—	$—	$71,264
Deutsche Bank	81,836	—	—	—	81,836
Merrill Lynch International	19	—	—	(19)	—

	$153,119	$—	$—	$(19)	$153,100

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

23

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the period ended August 31, 2014 was as follows:

Consolidated Statement of Operations Caption	Commodity	Equity Price	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Written options	$—	$63,243	$—	$—
Financial futures contracts	—	(256,971)	—	2,528
Swap contracts	(33,070)	—	—	263,261
Foreign currency and forward foreign currency exchange contract transactions	—	—	(115,607)	—

Total	$(33,070)	$(193,728)	$(115,607)	$265,789

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$98,759	$—	$37,507
Swap contracts	19	—	—	286,907
Foreign currency and forward foreign currency exchange contracts	—	—	71,264	—

Total	$19	$98,759	$71,264	$324,414

The average notional amounts of derivative instruments outstanding during the period from the start of business, September 25, 2013, to August 31, 2014, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts Long	Futures Contracts Short	Forward Foreign Currency Exchange Contracts	Swap Contracts

$5,710,000	$368,000	$4,282,000	$13,523,000

9  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At August 31, 2014, the Fund had an overdraft balance due to SSBT pursuant to the foregoing arrangement of $11,943. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at August 31, 2014. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 11) at August 31, 2014. The Fund’s average overdraft advances during the period ended August 31, 2014 were not significant.

10  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

24

Parametric Balanced Risk Fund

August 31, 2014

Consolidated Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

U.S. Treasury Obligations	$—	$6,884,645	$—	$6,884,645
Foreign Government Bonds	—	6,037,640	—	6,037,640
Exchange-Traded Funds	3,224,574	—	—	3,224,574
Exchange-Traded Notes	421,354	—	—	421,354
Investment Trusts	70,746	—	—	70,746
Short-Term Investments	—	4,572,186	—	4,572,186

Total Investments	$3,716,674	$17,494,471	$—	$21,211,145

Forward Foreign Currency Exchange Contracts	$—	$71,264	$—	$71,264
Futures Contracts	130,967	21,706	—	152,673
Swap Contracts	—	286,926	—	286,926

Total	$3,847,641	$17,874,367	$—	$21,722,008

Liability Description

Futures Contracts	$(781)	$(15,626)	$—	$(16,407)

Total	$(781)	$(15,626)	$—	$(16,407)

25

Parametric Balanced Risk Fund

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Parametric Balanced Risk Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Parametric Balanced Risk Fund and subsidiary (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the consolidated portfolio of investments, as of August 31, 2014, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated financial highlights for the period from the start of business, September 25, 2013, to August 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Parametric Balanced Risk Fund and subsidiary as of August 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the period from the start of business, September 25, 2013, to August 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

26

Parametric Balanced Risk Fund

August 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2014, the Fund designates approximately $167,573, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2014, $20,805 or, if subsequently determined to be different, the net capital gain of such year.

27

Parametric Balanced Risk Fund

August 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	2,009,739	0
Cynthia E. Frost	2,009,739	0
George J. Gorman	2,009,739	0
Valerie A. Mosley	2,009,739	0
Harriett Tee Taggart	2,009,739	0

(1)	Excludes fractional shares.

28

Parametric Balanced Risk Fund

August 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

29

Parametric Balanced Risk Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

30

Parametric Balanced Risk Fund

August 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-260-0761.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

16104    8.31.14

Eaton Vance

Richard Bernstein Equity Strategy Fund

Annual Report

August 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2014

Eaton Vance

Richard Bernstein Equity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Special Meeting of Shareholders	29

Board of Trustees’ Contract Approval	30

Management and Organization	33

Important Notices	36

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most stock markets worldwide delivered solid gains for the 12-month period ended August 31, 2014. Following a choppy start to the period, world markets turned upward after a budget agreement in October 2013 ended the 16-day U.S. government shutdown. In December, when the U.S. Federal Reserve (the Fed) made its long-anticipated move to begin “tapering” economic stimulus, most stock indexes worldwide put aside earlier fears of tapering and resumed their advance.

Geopolitical tensions weighed on world markets in early 2014, but stocks subsequently rebounded amid signs of a gradually strengthening economy. Equities generally climbed at a moderate pace through the spring of 2014, until the outbreak of hostilities in Iraq in June sent stocks sharply lower. But equities soon bounced back once the Fed reiterated its pledge to maintain low interest rates. Many world equity indexes fell in late July 2014 amid mounting geopolitical and economic concerns, before many regained some ground in August.

Overall, the U.S. economy continued to show modest improvement during the 12-month period. In Europe, the world’s largest developed market outside the U.S., the region’s still-sluggish economic recovery faced higher crude oil prices in the second half of the period amid the conflict in the Middle East. In China, the world’s largest emerging market, more favorable economic reports later in the period raised optimism about renewed growth. In Asian markets generally, stocks rose over the final few months of the period, overcoming earlier losses.

In terms of specific index returns, the MSCI World Index2, a proxy for global equities, rose 21.10% for the 12-month period. The MSCI EAFE Index of developed-market international equities added 16.43%, while the MSCI Emerging Markets Index returned 19.98%. In the U.S., the Dow Jones Industrial Average advanced 18.18%, while the broader U.S. market, as represented by the S&P 500 Index, gained 25.25%.

Fund Performance

For the 12-month period ended August 31, 2014, Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) had a total return of 18.79% for Class A shares at net asset value (NAV), underperforming the Fund’s benchmark, the MSCI All Country World Index (the Index), which returned 20.99% for the same period.

The Fund underperformed the Index primarily due to stock selection in U.S. equities, along with sector allocation. The impact of the stock selection in the U.S. was partially offset by the Fund’s overweight position in U.S. stocks, which outperformed the overall Index for the 12-month period.

Also contributing to underperformance relative to the Index was the Fund’s overweight position in European small- and mid-cap stocks. In November 2013, the Fund added to its holdings in European small- and mid-cap stocks amid signs of improving economic fundamentals in the region. However, European small- and mid-cap stocks generally underperformed the overall Index for the 12-month period.

All 10 of the economic sectors in which the Fund invested had positive absolute returns for the period. The information technology sector was the biggest detractor from Fund performance versus the Index as a result of stock selection, particularly in the U.S. and Japan. The Fund’s underweight position in the sector also detracted, as information technology was the best-performing sector in the Index. Stock selection in the energy sector further detracted from the Fund’s performance relative to the Index. In the financials sector, stock selection hampered the Fund’s relative performance, especially the Fund’s exposure to small-cap U.S. bank stocks. Exchange-traded fund (ETF) investments in the U.S. consumer discretionary sector and in U.S. small-cap stocks also hurt the Fund’s performance versus the Index.

On the positive side, stock selection in the industrials sector, particularly in U.S. small- and mid-cap stocks, contributed to the Fund’s performance relative to the Index. In the lagging materials sector, both stock selection and the Fund’s underweight position boosted Fund performance relative to the Index. Stock selection in the consumer staples sector, notably in large-cap European companies, also contributed to the Fund’s relative performance. Regionally, stock selection in Japan benefited the Fund’s performance versus the Index, particularly in the Japanese industrials and consumer staples sectors. In addition, the Fund’s underweight position in emerging-market stocks aided performance versus the Index, as emerging-market stocks slightly underperformed the overall Index for the 12-month period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Performance2,3

Portfolio Manager Richard Bernstein of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/12/2010	10/12/2010	18.79%	—	11.43%
Class A with 5.75% Maximum Sales Charge	—	—	11.95	—	9.74
Class C at NAV	10/12/2010	10/12/2010	17.85	—	10.55
Class C with 1% Maximum Sales Charge	—	—	16.85	—	10.55
Class I at NAV	10/12/2010	10/12/2010	19.04	—	11.68
MSCI All Country World Index	—	—	20.99%	11.79%	11.06%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.33%	2.08%	1.08%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	10/12/2010	$14,770	N.A.
Class I	$250,000	10/12/2010	$384,067	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Fund Profile

Country Allocation (% of net assets)5,6

Equity Sector Allocation (% of net assets)5,6

Top 10 Holdings (% of net assets)6,7

E-Mini MSCI Emerging Markets Index Futures Contracts	10.8%
Nikkei 225 Index Futures Contracts	3.7
Vanguard Energy Index Fund ETF	1.7
Apple, Inc.	1.6
Microsoft Corp.	1.0
Exxon Mobil Corp.	1.0
Nestle SA	0.9
Chevron Corp.	0.8
Toyota Motor Corp.	0.7
Pfizer, Inc.	0.7
Total	22.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price- weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[6]	Includes derivatives based on their notional value.

[7]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period* (3/1/14 – 8/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,028.30	$6.39	1.25%
Class C	$1,000.00	$1,023.60	$10.20	2.00%
Class I	$1,000.00	$1,028.90	$5.11	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.10	$10.16	2.00%
Class I	$1,000.00	$1,020.20	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2014.

6

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Portfolio of Investments

Common Stocks — 83.2%

Security	Shares	Value

Aerospace & Defense — 0.5%
Honeywell International, Inc.	12,952	$1,233,419
Precision Castparts Corp.	3,643	889,110
United Technologies Corp.	37,112	4,007,354

		$6,129,883

Air Freight & Logistics — 0.5%
United Parcel Service, Inc., Class B	56,980	$5,545,863

		$5,545,863

Auto Components — 1.0%
Bridgestone Corp.	69,500	$2,387,035
Delphi Automotive PLC	19,801	1,377,754
Goodyear Tire & Rubber Co. (The)	91,859	2,385,578
Johnson Controls, Inc.	111,972	5,465,353

		$11,615,720

Automobiles — 2.5%
Ford Motor Co.	360,653	$6,278,969
General Motors Co.	167,602	5,832,549
Honda Motor Co., Ltd.	161,100	5,468,737
Nissan Motor Co., Ltd.	295,700	2,840,353
Toyota Motor Corp.	153,610	8,764,831

		$29,185,439

Banks — 4.0%
1st Source Corp.	45,432	$1,363,414
Bank of Nova Scotia (The)	15,358	1,017,558
Bank of the Ozarks, Inc.	54,426	1,738,911
Bryn Mawr Bank Corp.	13,676	402,348
Chemical Financial Corp.	7,376	209,257
Citigroup, Inc.	30,970	1,599,600
City Holding Co.	21,142	903,186
Columbia Banking System, Inc.	38,242	994,674
Commonwealth Bank of Australia	32,064	2,437,386
Community Bank System, Inc.	26,945	952,236
First Commonwealth Financial Corp.	45,595	403,972
First Financial Bancorp	42,828	711,373
First Financial Bankshares, Inc.	43,496	1,278,347
First Financial Corp.	10,268	331,862
First Merchants Corp.	21,456	437,917
German American Bancorp, Inc.	13,977	378,637
Glacier Bancorp, Inc.	126,220	3,435,708
JPMorgan Chase & Co.	127,718	7,592,835

Security	Shares	Value

Banks (continued)
Lakeland Financial Corp.	12,339	$480,481
MB Financial, Inc.	15,282	432,328
PacWest Bancorp	37,756	1,583,487
Peoples Bancorp, Inc.	14,408	345,360
PNC Financial Services Group, Inc. (The)	10,580	896,655
PrivateBancorp, Inc.	20,912	617,113
Stock Yards Bancorp, Inc.	13,651	411,305
Sumitomo Mitsui Financial Group, Inc.	109,500	4,429,173
Texas Capital Bancshares, Inc.(1)	25,443	1,373,413
U.S. Bancorp	22,773	962,842
UMB Financial Corp.	19,036	1,099,329
Umpqua Holdings Corp.	83,929	1,466,240
United Bankshares, Inc.	34,806	1,146,858
Wells Fargo & Co.	119,567	6,150,526

		$47,584,331

Beverages — 2.6%
Anheuser-Busch InBev NV	38,790	$4,327,139
Asahi Group Holdings, Ltd.	92,100	2,906,679
Coca-Cola Co. (The)	135,876	5,668,747
Diageo PLC	132,759	3,917,756
Heineken NV	53,583	4,079,492
PepsiCo, Inc.	60,967	5,638,838
Pernod-Ricard SA	33,647	3,969,487

		$30,508,138

Biotechnology — 2.1%
Actelion, Ltd.	39,539	$4,854,665
Alexion Pharmaceuticals, Inc.(1)	15,460	2,617,224
Amgen, Inc.	31,861	4,440,786
Biogen Idec, Inc.(1)	11,701	4,013,911
Celgene Corp.(1)	7,066	671,411
Gilead Sciences, Inc.(1)	43,624	4,693,070
Grifols SA	65,684	3,059,791

		$24,350,858

Building Products — 0.1%
Daikin Industries, Ltd.	24,100	$1,663,757

		$1,663,757

Capital Markets — 1.0%
Bank of New York Mellon Corp. (The)	24,170	$946,981
BlackRock, Inc.	2,980	984,979
FXCM, Inc., Class A	193,144	2,798,656

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Capital Markets (continued)
Goldman Sachs Group, Inc. (The)	16,290	$2,917,702
Greenhill & Co., Inc.	37,730	1,849,525
Invesco, Ltd.	23,691	967,540
Morgan Stanley	13,555	465,072
State Street Corp.	9,428	679,099

		$11,609,554

Chemicals — 1.3%
Eastman Chemical Co.	49,857	$4,111,707
Ecolab, Inc.	25,041	2,875,208
LyondellBasell Industries NV, Class A	58,540	6,694,049
Monsanto Co.	15,184	1,756,029

		$15,436,993

Commercial Services & Supplies — 0.9%
Ceco Environmental Corp.	135,277	$1,901,995
Covanta Holding Corp.	232,035	4,870,415
Heritage-Crystal Clean, Inc.(1)	19,980	319,880
Tetra Tech, Inc.	116,254	2,964,477
US Ecology, Inc.	14,122	603,574
Waste Connections, Inc.	10,359	508,212

		$11,168,553

Communications Equipment — 0.7%
Cisco Systems, Inc.	117,674	$2,940,673
Juniper Networks, Inc.	92,027	2,134,106
Motorola Solutions, Inc.	21,143	1,255,894
QUALCOMM, Inc.	19,306	1,469,187

		$7,799,860

Construction & Engineering — 1.9%
Ameresco, Inc., Class A(1)	194,127	$1,632,608
Argan, Inc.	15,893	636,515
Comfort Systems USA, Inc.	26,237	398,802
Dycom Industries, Inc.(1)	16,843	525,670
EMCOR Group, Inc.	98,476	4,254,163
Granite Construction, Inc.	62,289	2,196,933
Layne Christensen Co.(1)	13,497	153,596
MasTec, Inc.(1)	67,169	2,048,654
MYR Group, Inc.(1)	13,983	326,923
Northwest Pipe Co.(1)	14,062	519,732
Orion Marine Group, Inc.(1)	35,048	354,335
Primoris Services Corp.	44,036	1,278,805
Quanta Services, Inc.(1)	109,761	3,988,715

Security	Shares	Value

Construction & Engineering (continued)
Tutor Perini Corp.(1)	123,535	$3,691,226

		$22,006,677

Consumer Finance — 0.5%
American Express Co.	11,985	$1,073,257
Capital One Financial Corp.	10,314	846,367
Discover Financial Services	14,814	923,949
First Cash Financial Services, Inc.(1)	44,149	2,550,046

		$5,393,619

Containers & Packaging — 0.5%
Owens-Illinois, Inc.(1)	121,486	$3,740,554
Rexam PLC	269,731	2,272,541

		$6,013,095

Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B(1)	11,134	$1,528,142

		$1,528,142

Diversified Telecommunication Services — 3.3%
AT&T, Inc.	193,217	$6,754,866
Belgacom SA	115,328	4,111,160
Deutsche Telekom AG	229,529	3,439,987
Swisscom AG	7,805	4,534,296
Telefonica SA	354,857	5,629,729
Telenor ASA	121,709	2,795,794
TeliaSonera AB	446,497	3,261,142
TELUS Corp.	29,006	1,057,747
Verizon Communications, Inc.	83,446	4,157,280
Vivendi SA	150,044	3,907,016

		$39,649,017

Electric Utilities — 3.0%
American Electric Power Co., Inc.	21,480	$1,153,476
Endesa SA	101,532	3,771,956
Fortum Oyj	146,683	3,684,932
Iberdrola SA	778,442	5,719,570
NextEra Energy, Inc.	50,281	4,950,165
Northeast Utilities	89,531	4,108,578
Red Electrica Corp. SA	45,555	3,834,665
Southern Co. (The)	22,129	982,528
SSE PLC	114,356	2,884,209
Xcel Energy, Inc.	134,346	4,305,789

		$35,395,868

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Electrical Equipment — 1.9%
Acuity Brands, Inc.	33,770	$4,183,428
AZZ, Inc.	77,185	3,576,753
Babcock & Wilcox Co. (The)	108,200	3,143,210
Encore Wire Corp.	12,003	509,528
Generac Holdings, Inc.(1)	76,929	3,578,737
Global Power Equipment Group, Inc.	20,332	342,594
Hubbell, Inc., Class B	31,119	3,762,287
Power Solutions International, Inc.(1)	25,232	1,724,607
PowerSecure International, Inc.(1)	80,315	888,284
Rockwell Automation, Inc.	8,053	939,060

		$22,648,488

Electronic Equipment, Instruments & Components — 1.5%
Amphenol Corp., Class A	9,554	$984,157
Citizen Holdings Co., Ltd.	168,800	1,199,969
Corning, Inc.	110,245	2,299,711
FUJIFILM Holdings Corp.	117,900	3,559,895
Jabil Circuit, Inc.	108,533	2,342,142
Kyocera Corp.	54,000	2,529,250
TE Connectivity, Ltd.	81,885	5,132,552

		$18,047,676

Energy Equipment & Services — 1.8%
Frank’s International NV	70,586	$1,422,308
Halliburton Co.	69,483	4,697,746
National Oilwell Varco, Inc.	65,433	5,655,374
Ocean Rig UDW, Inc.	122,380	2,267,701
Rowan Cos., PLC, Class A	145,114	4,399,856
Transocean, Ltd.	89,167	3,446,305

		$21,889,290

Food & Staples Retailing — 2.4%
Casino Guichard-Perrachon SA	31,236	$3,730,406
Costco Wholesale Corp.	32,507	3,935,948
CVS Caremark Corp.	62,890	4,996,610
Koninklijke Ahold NV	215,727	3,685,634
Kroger Co. (The)	61,022	3,110,902
Sysco Corp.	23,094	873,646
Wal-Mart Stores, Inc.	61,120	4,614,560
Walgreen Co.	58,644	3,549,135

		$28,496,841

Food Products — 2.8%
Bunge, Ltd.	31,447	$2,661,989
Campbell Soup Co.	91,731	4,111,383

Security	Shares	Value

Food Products (continued)
ConAgra Foods, Inc.	33,513	$1,079,119
Danone SA	52,067	3,635,941
General Mills, Inc.	48,293	2,577,880
Hershey Co. (The)	33,847	3,094,293
Kellogg Co.	17,937	1,165,367
Kraft Foods Group, Inc.	9,345	550,420
Nestle SA	129,843	10,071,703
Unilever NV	98,425	4,093,025

		$33,041,120

Gas Utilities — 0.3%
Gas Natural SDG SA	122,689	$3,761,800

		$3,761,800

Health Care Equipment & Supplies — 1.5%
Baxter International, Inc.	15,287	$1,146,219
Coloplast A/S, Class B	33,262	2,766,566
Essilor International SA	38,595	4,095,028
Medtronic, Inc.	80,961	5,169,360
Sonova Holding AG	18,108	2,898,883
Zimmer Holdings, Inc.	12,788	1,269,976

		$17,346,032

Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	56,895	$4,403,104
Cardinal Health, Inc.	17,166	1,265,134
Cigna Corp.	15,196	1,437,542
DaVita HealthCare Partners, Inc.(1)	16,682	1,245,812
Fresenius Medical Care AG & Co. KGaA	54,632	3,849,284
Fresenius SE & Co. KGaA	25,427	1,240,464
McKesson Corp.	26,217	5,113,102
UnitedHealth Group, Inc.	21,515	1,864,920
WellPoint, Inc.	10,136	1,180,945

		$21,600,307

Hotels, Restaurants & Leisure — 0.4%
Carnival Corp.	25,274	$957,379
Marriott International, Inc., Class A	20,326	1,410,624
Wyndham Worldwide Corp.	29,843	2,415,493

		$4,783,496

Household Durables — 1.4%
Casio Computer Co., Ltd.	124,400	$2,171,322
Newell Rubbermaid, Inc.	145,557	4,879,071

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Household Durables (continued)
Nikon Corp.	287,400	$4,177,656
Whirlpool Corp.	31,134	4,764,125

		$15,992,174

Household Products — 1.8%
Colgate-Palmolive Co.	40,603	$2,628,232
Henkel AG & Co. KGaA, PFC Shares	33,980	3,566,874
Kimberly-Clark Corp.	36,350	3,925,800
Procter & Gamble Co. (The)	63,786	5,301,254
Reckitt Benckiser Group PLC	66,987	5,845,663

		$21,267,823

Industrial Conglomerates — 1.2%
3M Co.	33,103	$4,766,832
General Electric Co.	313,847	8,153,745
Roper Industries, Inc.	11,167	1,681,304

		$14,601,881

Insurance — 2.8%
ACE, Ltd.	7,500	$797,475
Aflac, Inc.	79,837	4,889,218
Aon PLC	10,603	924,157
eHealth, Inc.(1)	47,674	1,169,920
Hartford Financial Services Group, Inc.	113,273	4,196,765
Lincoln National Corp.	76,082	4,187,553
Marsh & McLennan Cos., Inc.	17,369	922,294
MetLife, Inc.	86,488	4,734,353
Prudential Financial, Inc.	63,515	5,697,296
Travelers Companies, Inc. (The)	8,169	773,686
XL Group PLC	146,483	5,006,789

		$33,299,506

Internet Software & Services — 1.0%
eBay, Inc.(1)	17,995	$998,722
Google, Inc., Class A(1)	8,261	4,810,876
Google, Inc., Class C(1)	8,261	4,721,988
Yahoo! Inc.(1)	44,381	1,709,112

		$12,240,698

IT Services — 2.8%
Accenture PLC, Class A	15,807	$1,281,315
Automatic Data Processing, Inc.	63,778	5,324,187
Cognizant Technology Solutions Corp., Class A(1)	19,048	871,065
Fidelity National Information Services, Inc.	20,781	1,179,322

Security	Shares	Value

IT Services (continued)
Fiserv, Inc.(1)	74,833	$4,824,484
International Business Machines Corp.	30,500	5,865,150
MasterCard, Inc., Class A	25,160	1,907,380
Paychex, Inc.	99,122	4,128,431
Visa, Inc., Class A	8,692	1,847,224
Xerox Corp.	391,236	5,402,969

		$32,631,527

Leisure Products — 0.2%
Mattel, Inc.	22,606	$779,681
Yamaha Corp.	86,600	1,244,636

		$2,024,317

Life Sciences Tools & Services — 0.4%
ICON PLC(1)	65,450	$3,242,393
Thermo Fisher Scientific, Inc.	10,245	1,231,551

		$4,473,944

Machinery — 4.5%
American Railcar Industries, Inc.	66,993	$5,339,342
Cummins, Inc.	14,570	2,114,253
Deere & Co.	10,909	917,338
Douglas Dynamics, Inc.	25,950	517,443
FreightCar America, Inc.	166,113	4,948,506
Global Brass & Copper Holdings, Inc.	222,736	3,441,271
Greenbrier Cos., Inc.	19,689	1,408,157
Ingersoll-Rand PLC	61,728	3,716,026
Komatsu, Ltd.	205,500	4,638,344
Kubota Corp.	94,000	1,346,161
L.B. Foster Co., Class A	6,296	330,288
Mueller Industries, Inc.	101,384	2,964,468
Mueller Water Products, Inc., Class A	321,051	2,963,301
Oshkosh Corp.	8,861	440,215
Proto Labs, Inc.(1)	59,084	4,445,480
RBC Bearings, Inc.	7,620	471,068
Standex International Corp.	6,345	473,527
Titan International, Inc.	98,892	1,433,934
Trimas Corp.(1)	79,124	2,508,231
Trinity Industries, Inc.	105,680	5,112,798
Wabash National Corp.(1)	221,509	3,132,137

		$52,662,288

Media — 1.1%
Gannett Co., Inc.	112,344	$3,792,733
Liberty Media Corp., Class A(1)	6,191	304,783

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Media (continued)
Liberty Media Corp., Class C(1)	12,382	$600,156
Omnicom Group, Inc.	52,805	3,802,488
Thomson Reuters Corp.	75,534	2,862,136
Time Warner Cable, Inc.	7,712	1,140,836

		$12,503,132

Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	124,824	$4,539,849
Vedanta Resources PLC	125,749	2,113,930

		$6,653,779

Multi-Utilities — 1.8%
Consolidated Edison, Inc.	16,823	$973,883
Dominion Resources, Inc.	56,814	3,989,479
DTE Energy Co.	57,433	4,494,132
E.ON SE	200,378	3,646,891
GDF Suez	146,302	3,606,123
National Grid PLC	194,759	2,910,480
Sempra Energy	12,677	1,343,382

		$20,964,370

Multiline Retail — 0.1%
Nordstrom, Inc.	17,742	$1,228,634

		$1,228,634

Oil, Gas & Consumable Fuels — 4.2%
Chevron Corp.	71,018	$9,193,280
ConocoPhillips	76,142	6,184,253
Denbury Resources, Inc.	133,742	2,303,037
EOG Resources, Inc.	11,052	1,214,394
Exxon Mobil Corp.	121,249	12,059,426
Hess Corp.	4,965	501,961
INPEX Corp.	111,000	1,591,426
Kinder Morgan, Inc.	117,343	4,724,229
Marathon Oil Corp.	18,459	769,556
Marathon Petroleum Corp.	51,900	4,723,419
Noble Energy, Inc.	11,064	798,157
Tesoro Corp.	39,826	2,578,335
Valero Energy Corp.	54,529	2,952,200

		$49,593,673

Paper & Forest Products — 0.4%
International Paper Co.	109,978	$5,328,434

		$5,328,434

Security	Shares	Value

Personal Products — 0.8%
Beiersdorf AG	48,213	$4,250,397
Kao Corp.	38,200	1,647,922
L’Oreal SA	22,281	3,690,274

		$9,588,593

Pharmaceuticals — 5.7%
Actavis PLC(1)	17,634	$4,002,565
Astellas Pharma, Inc.	365,200	5,266,223
Bayer AG	29,722	3,994,723
Eli Lilly & Co.	23,683	1,505,291
GlaxoSmithKline PLC	115,988	2,834,715
Johnson & Johnson	62,411	6,473,893
Merck KGaA	47,595	4,152,997
Mylan, Inc.(1)	36,788	1,787,897
Novartis AG	50,792	4,563,478
Novo Nordisk A/S, Class B	88,954	4,079,945
Pfizer, Inc.	280,589	8,246,511
Roche Holding AG PC	13,030	3,805,515
Sanofi	71,644	7,851,636
Takeda Pharmaceutical Co., Ltd.	116,200	5,308,455
UCB SA	41,030	3,971,738

		$67,845,582

Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	7,862	$775,193
Healthcare Trust of America, Inc., Class A	222,393	2,768,793
Ryman Hospitality Properties, Inc.	86,737	4,315,166
Washington Real Estate Investment Trust	103,476	2,874,563

		$10,733,715

Real Estate Management & Development — 0.2%
Mitsubishi Estate Co., Ltd.	105,000	$2,428,312

		$2,428,312

Road & Rail — 0.5%
Union Pacific Corp.	51,284	$5,398,667

		$5,398,667

Semiconductors & Semiconductor Equipment — 1.0%
KLA-Tencor Corp.	67,610	$5,166,756
Micron Technology, Inc.(1)	148,912	4,854,531
NVIDIA Corp.	123,790	2,407,716

		$12,429,003

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Software — 2.3%
AVG Technologies NV(1)	131,249	$2,302,108
Intuit, Inc.	55,643	4,628,385
Microsoft Corp.	270,124	12,271,733
Oracle Corp.	174,429	7,244,036
salesforce.com, inc.(1)	14,360	848,532

		$27,294,794

Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	180,285	$18,479,213
Canon, Inc.	171,800	5,606,447
EMC Corp.	39,287	1,160,145
NetApp, Inc.	55,775	2,351,474
Seagate Technology PLC	79,481	4,973,921

		$32,571,200

Thrifts & Mortgage Finance — 0.7%
Astoria Financial Corp.	220,444	$2,881,203
Brookline Bancorp, Inc.	125,041	1,144,125
Northwest Bancshares, Inc.	101,055	1,274,304
Oritani Financial Corp.	156,217	2,343,255
Provident Financial Services, Inc.	54,843	932,879

		$8,575,766

Tobacco — 1.9%
Altria Group, Inc.	106,864	$4,603,701
British American Tobacco PLC	125,112	7,397,034
Imperial Tobacco Group PLC	64,806	2,828,455
Philip Morris International, Inc.	49,128	4,204,374
Reynolds American, Inc.	53,420	3,123,467

		$22,157,031

Trading Companies & Distributors — 0.6%
Mitsui & Co., Ltd.	216,600	$3,533,667
NOW Inc.(1)	8,680	286,701
Sumitomo Corp.	293,500	3,791,799
Veritiv Corp.(1)	1,445	64,331

		$7,676,498

Water Utilities — 0.2%
United Utilities Group PLC	194,410	$2,834,454

		$2,834,454

Security	Shares	Value

Wireless Telecommunication Services — 0.4%
KDDI Corp.	23,800	$1,375,289
SoftBank Corp.	53,638	3,875,620

		$5,250,909

Total Common Stocks (identified cost $852,958,313)		$984,451,121

Exchange-Traded Funds — 1.7%

Security	Shares	Value

Equity Funds — 1.7%
Vanguard Energy Index Fund ETF	142,165	$20,225,814

Total Exchange-Traded Funds (identified cost $20,466,045)		$20,225,814

Short-Term Investments — 14.3%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.13%(2)	$168,316	$168,316,380

Total Short-Term Investments (identified cost $168,316,380)		$168,316,380

Total Investments — 99.2% (identified cost $1,041,740,738)		$1,172,993,315

Other Assets, Less Liabilities — 0.8%		$9,853,935

Net Assets — 100.0%		$1,182,847,250

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate
PFC Shares	–	Preference Shares

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2014.

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	57.8%	$683,328,900
Japan	7.1	83,752,958
Switzerland	3.0	35,861,092
United Kingdom	2.9	35,103,061
France	2.9	34,485,911
Germany	2.4	28,141,617
Spain	2.2	25,777,511
Belgium	1.0	12,410,037
Netherlands	1.0	11,858,151
Ireland	0.7	8,249,182
Denmark	0.6	6,846,511
Finland	0.3	3,684,932
Sweden	0.3	3,261,142
Norway	0.2	2,795,794
Australia	0.2	2,437,386
Cyprus	0.2	2,267,701
India	0.2	2,113,930
Canada	0.2	2,075,305

Common Stocks	83.2%	$984,451,121
Exchange-Traded Funds	1.7	20,225,814
Short-Term Investments	14.3	168,316,380

Total Investments	99.2%	$1,172,993,315

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Statement of Assets and Liabilities

Assets	August 31, 2014
Unaffiliated investments, at value (identified cost, $873,424,358)	$1,004,676,935
Affiliated investment, at value (identified cost, $168,316,380)	168,316,380
Restricted cash*	6,499,284
Foreign currency, at value (identified cost, $686,836)	675,048
Dividends receivable	2,027,098
Interest receivable from affiliated investment	16,455
Receivable for Fund shares sold	3,039,816
Tax reclaims receivable	348,766
Total assets	$1,185,599,782

Liabilities
Payable for Fund shares redeemed	$1,346,097
Payable for variation margin on open financial futures contracts	126,900
Payable to affiliates:
Investment adviser and administration fee	846,871
Distribution and service fees	233,615
Accrued expenses	199,049
Total liabilities	$2,752,532
Net Assets	$1,182,847,250

Sources of Net Assets
Paid-in capital	$1,039,678,282
Accumulated net realized gain	586,698
Accumulated undistributed net investment income	6,825,283
Net unrealized appreciation	135,756,987
Total	$1,182,847,250

Class A Shares
Net Assets	$247,408,438
Shares Outstanding	16,607,750
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.90
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.81

Class C Shares
Net Assets	$219,686,725
Shares Outstanding	14,919,554
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$14.72

Class I Shares
Net Assets	$715,752,087
Shares Outstanding	47,937,327
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.93

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Statement of Operations

Investment Income	Year Ended August 31, 2014
Dividends (net of foreign taxes, $929,644)	$19,381,286
Interest allocated from affiliated investment	104,875
Expenses allocated from affiliated investment	(13,800)
Total investment income	$19,472,361

Expenses
Investment adviser and administration fee	$7,496,617
Distribution and service fees
Class A	549,303
Class C	1,647,658
Trustees’ fees and expenses	40,724
Custodian fee	256,442
Transfer and dividend disbursing agent fees	531,293
Legal and accounting services	60,567
Printing and postage	86,957
Registration fees	100,914
Miscellaneous	53,567
Total expenses	$10,824,042
Deduct —
Reduction of custodian fee	$25
Total expense reductions	$25

Net expenses	$10,824,017

Net investment income	$8,648,344

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$28,861,913
Investment transactions allocated from affiliated investment	777
Financial futures contracts	7,873,744
Foreign currency transactions	(697,200)
Net realized gain	$36,039,234
Change in unrealized appreciation (depreciation) —
Investments	$70,164,724
Financial futures contracts	5,362,367
Foreign currency	(18,981)
Net change in unrealized appreciation (depreciation)	$75,508,110

Net realized and unrealized gain	$111,547,344

Net increase in net assets from operations	$120,195,688

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$8,648,344	$3,461,903
Net realized gain from investment transactions, financial futures contracts and foreign currency transactions	36,039,234	16,010,441
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and foreign currency	75,508,110	30,513,475
Net increase in net assets from operations	$120,195,688	$49,985,819
Distributions to shareholders —
From net investment income
Class A	$(844,181)	$(1,085,943)
Class C	—	(219,855)
Class I	(2,217,111)	(2,008,403)
Total distributions to shareholders	$(3,061,292)	$(3,314,201)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$183,447,564	$65,881,566
Class C	119,783,476	36,639,674
Class I	485,683,540	132,016,047
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	557,489	639,041
Class C	—	63,243
Class I	532,983	338,902
Cost of shares redeemed
Class A	(99,869,203)	(38,496,275)
Class C	(18,224,145)	(17,324,004)
Class I	(82,381,958)	(52,458,493)
Net increase in net assets from Fund share transactions	$589,529,746	$127,299,701

Net increase in net assets	$706,664,142	$173,971,319

Net Assets
At beginning of year	$476,183,108	$302,211,789
At end of year	$1,182,847,250	$476,183,108

Accumulated undistributed net investment income included in net assets
At end of year	$6,825,283	$1,800,524

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Financial Highlights

	Class A
	Year Ended August 31,			Period Ended August 31, 2011(1)
	2014	2013	2012
Net asset value — Beginning of period	$12.600	$10.850	$9.970	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.145	$0.124	$0.102	$0.047
Net realized and unrealized gain (loss)	2.219	1.755	0.836	(0.077)

Total income (loss) from operations	$2.364	$1.879	$0.938	$(0.030)

Less Distributions
From net investment income	$(0.064)	$(0.129)	$(0.058)	$—

Total distributions	$(0.064)	$(0.129)	$(0.058)	$—

Net asset value — End of period	$14.900	$12.600	$10.850	$9.970

Total Return(3)	18.79%	17.47%	9.46%	(0.30	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$247,408	$132,450	$90,061	$110,839
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.26%	1.32%	1.35%	1.43	%(6)
Net investment income	1.02%	1.04%	1.00%	0.49	%(6)
Portfolio Turnover	49%	47%	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Financial Highlights — continued

	Class C
	Year Ended August 31,			Period Ended August 31, 2011(1)
	2014	2013	2012
Net asset value — Beginning of period	$12.490	$10.750	$9.890	$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$0.035	$0.034	$0.025	$(0.026)
Net realized and unrealized gain (loss)	2.195	1.744	0.835	(0.084)

Total income (loss) from operations	$2.230	$1.778	$0.860	$(0.110)

Less Distributions
From net investment income	$—	$(0.038)	$—	$—

Total distributions	$—	$(0.038)	$—	$—

Net asset value — End of period	$14.720	$12.490	$10.750	$9.890

Total Return(3)	17.85%	16.58%	8.70%	(1.10	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$219,687	$95,752	$66,254	$81,599
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.01%	2.07%	2.10%	2.18	%(6)
Net investment income (loss)	0.25%	0.29%	0.25%	(0.27	)%(6)
Portfolio Turnover	49%	47%	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Financial Highlights — continued

	Class I
	Year Ended August 31,			Period Ended August 31, 2011(1)
	2014	2013	2012
Net asset value — Beginning of period	$12.620	$10.860	$9.990	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.183	$0.151	$0.126	$0.067
Net realized and unrealized gain (loss)	2.214	1.765	0.828	(0.077)

Total income (loss) from operations	$2.397	$1.916	$0.954	$(0.010)

Less Distributions
From net investment income	$(0.087)	$(0.156)	$(0.084)	$—

Total distributions	$(0.087)	$(0.156)	$(0.084)	$—

Net asset value — End of period	$14.930	$12.620	$10.860	$9.990

Total Return(3)	19.04%	17.84%	9.63%	(0.10	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$715,752	$247,981	$145,897	$225,484
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.01%	1.07%	1.10%	1.18	%(6)
Net investment income	1.27%	1.26%	1.24%	0.70	%(6)
Portfolio Turnover	49%	47%	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

19	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

20

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

As of August 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2014 and August 31, 2013 was as follows:

	Year Ended August 31,
	2014	2013

Distributions declared from:
Ordinary income	$3,061,292	$3,314,201

21

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

During the year ended August 31, 2014, accumulated net realized gain was decreased by $881,904, accumulated undistributed net investment income was decreased by $562,293 and paid-in capital was increased by $1,444,197 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs) and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,029,680
Undistributed long-term capital gains	$5,047,281
Net unrealized appreciation	$131,092,007

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, futures contracts, investments in PFICs and investments in partnerships.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million, 0.85% on net assets of $500 million but less than $1 billion, 0.825% on net assets of $1 billion but less than $2.5 billion and at reduced rates on average daily net assets of $2.5 billion or more, and is payable monthly. For the year ended August 31, 2014, the investment adviser and administration fee amounted to $7,496,617 or 0.88% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its advisory and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2014, EVM earned $3,201 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $271,189 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2014 amounted to $549,303 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2014, the Fund paid or accrued to EVD $1,235,744 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2014 amounted to $411,914 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

22

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2014, the Fund was informed that EVD received approximately $800 and less than $100 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $894,800,450 and $378,503,405, respectively, for the year ended August 31, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2014	2013

Sales	12,924,884	5,426,967
Issued to shareholders electing to receive payments of distributions in Fund shares	39,707	57,365
Redemptions	(6,866,908)	(3,276,744)

Net increase	6,097,683	2,207,588

	Year Ended August 31,
Class C	2014	2013

Sales	8,545,010	2,995,519
Issued to shareholders electing to receive payments of distributions in Fund shares	—	5,698
Redemptions	(1,289,839)	(1,501,748)

Net increase	7,255,171	1,499,469

	Year Ended August 31,
Class I	2014	2013

Sales	34,064,438	10,726,753
Issued to shareholders electing to receive payments of distributions in Fund shares	37,935	30,422
Redemptions	(5,814,344)	(4,538,857)

Net increase	28,288,029	6,218,318

23

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,041,877,219

Gross unrealized appreciation	$141,633,286
Gross unrealized depreciation	(10,517,190)

Net unrealized appreciation	$131,116,096

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 2014 is as follows:

Futures Contracts

Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

9/14	2,360 E-Mini MSCI Emerging Markets Index	Long	$123,285,358	$128,124,400	$4,839,042
9/14	570 Nikkei 225 Index	Long	44,343,043	44,032,500	(310,543)

					$4,528,499

At August 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at August 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$4,839,042	(1)	$(310,543	)(1)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

24

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$7,873,744	(1)	$5,362,367	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts-long outstanding during the year ended August 31, 2014, which is indicative of the volume of this derivative type, was approximately $62,949,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2014.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

At August 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$50,278,342	$27,054,570		$—	$77,332,912
Consumer Staples	71,415,665	73,643,881		—	145,059,546
Energy	69,891,537	1,591,426		—	71,482,963
Financials	111,858,074	9,294,871		—	121,152,945
Health Care	67,022,617	68,594,106		—	135,616,723
Industrials	134,528,827	14,973,728		—	149,502,555
Information Technology	130,119,197	12,895,561		—	143,014,758
Materials	29,045,830	4,386,471		—	33,432,301
Telecommunication Services	11,969,893	32,930,033		—	44,899,926
Utilities	26,301,412	36,655,080		—	62,956,492

Total Common Stocks	$702,431,394	$282,019,727	*	$—	$984,451,121

Exchange-Traded Funds	$20,225,814	$—		$—	$20,225,814
Short-Term Investments	—	168,316,380		—	168,316,380

Total Investments	$722,657,208	$450,336,107		$—	$1,172,993,315

Futures Contracts	$4,839,042	$—		$—	$4,839,042

Total	$727,496,250	$450,336,107		$—	$1,177,832,357

Liability Description

Futures Contracts	$(310,543)	$—		$—	$(310,543)

Total	$(310,543)	$—		$—	$(310,543)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2013 whose fair value was determined using Level 3 inputs. At August 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, October 12, 2010, to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein Equity Strategy Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from the start of business, October 12, 2010, to August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

27

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2014, the Fund designates approximately $18,773,291, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2014, $5,650,849 or, if subsequently determined to be different, the net capital gain of such year.

28

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

Nominee for Trustee	Number of Shares(1)
	For	Withheld
Scott E. Eston	63,646,363	597,319
Cynthia E. Frost	63,657,953	585,729
George J. Gorman	63,653,058	590,624
Valerie A. Mosley	63,662,280	581,402
Harriett Tee Taggart	63,662,280	581,402

(1)	Excludes fractional shares.

29

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

30

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

31

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board reviewed comparative performance data for the one-year period ended September 30, 2013 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

32

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

34

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 19th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887 8.31.14

Eaton Vance

Richard Bernstein All Asset

Strategy Fund

Annual Report

August 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2014

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	27

Federal Tax Information	28

Special Meeting of Shareholders	29

Board of Trustees’ Contract Approval	30

Management and Organization	33

Important Notices	36

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most stock markets worldwide delivered solid gains for the 12-month period ended August 31, 2014. Following a choppy start to the period, world markets turned upward after a budget agreement in October 2013 ended the 16-day U.S. government shutdown. In December, when the U.S. Federal Reserve (the Fed) made its long-anticipated move to begin “tapering” economic stimulus, most stock indexes worldwide put aside earlier fears of tapering and resumed their advance.

Geopolitical tensions weighed on world markets in early 2014, but stocks subsequently rebounded amid signs of a gradually strengthening economy. Equities generally climbed at a moderate pace through the spring of 2014, until the outbreak of hostilities in Iraq in June sent stocks sharply lower. But equities soon bounced back once the Fed reiterated its pledge to maintain low interest rates. Many world equity indexes fell in late July 2014 amid mounting geopolitical and economic concerns, before many regained some ground in August.

Overall, the U.S. economy continued to show modest improvement during the 12-month period. In Europe, the world’s largest developed market outside the U.S., the region’s still-sluggish economic recovery faced higher crude oil prices in the second half of the period amid the conflict in the Middle East. In China, the world’s largest emerging market, more favorable economic reports later in the period raised optimism about renewed growth. In Asian markets generally, stocks rose over the final few months of the period, overcoming earlier losses.

In terms of specific index returns, the MSCI World Index2, a proxy for global equities, rose 21.10% for the 12-month period. The MSCI EAFE Index of developed-market international equities added 16.43%, while the MSCI Emerging Markets Index returned 19.98%. In the U.S., the Dow Jones Industrial Average advanced 18.18%, while the broader U.S. market, as represented by the S&P 500 Index, gained 25.25%.

On the fixed-income side, global interest rates remained relatively low for much of the 12-month period, helping to support many bond prices. After rising in late 2013 in anticipation of the Fed’s move to scale back its economic stimulus program, rates reversed course in early 2014 and gradually declined for much of the rest of the period. Municipal bond yields also generally trended lower over the 12-month period. The Fund’s primary benchmark, the Barclay’s U.S. Aggregate Bond Index (the Index), had a total return of 5.66% for the 12-month period. The municipal market, as measured by the Barclays Municipal Bond Index, had a total return of 10.14%.

Fund Performance

For the 12-month period ended August 31, 2014, Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) had a total return of 13.30% for Class A shares at net asset value (NAV), outperforming the Index, which returned 5.66% for the same period.

The Fund outperformed the Index primarily due to its overweight in equities and its corresponding underweight in fixed-income securities. In particular, the Fund’s overweight in U.S. stocks versus other global regions contributed to the Fund’s absolute performance for the 12-month period.

All 10 of the economic sectors in which the Fund invested had positive absolute returns for the 12-month period, led by health care, information technology and industrials. In November 2013, the Fund added to its holdings in the U.S. industrials and information technology sectors, both of which have historically performed well in the mid-cycle stage of an economic recovery. Overall, the move contributed to the Fund’s absolute performance. Exchange-traded fund (ETF) investments in the U.S. consumer discretionary sector and in U.S. small-cap stocks also contributed to the Fund’s absolute performance. Regionally, stock selection in Japan benefited Fund performance, particularly in the Japanese industrials and consumer staples sectors.

In contrast, the Fund’s weakest-performing sectors on an absolute basis were consumer discretionary, telecommunication services and utilities. On a regional basis, management’s decision in November 2013 to trim the Fund’s holdings in the U.S. consumer discretionary and financials sectors and to add to its European stock exposure detracted from absolute Fund performance.

Within the fixed-income portion of the portfolio, the Fund’s exposure to high-yield municipal bonds was a key contributor to Fund performance versus the Index for the 12-month period. The sector generally benefited from the improved condition of state and local government finances in the U.S. The Fund’s holdings in investment-grade corporate bonds, which were sold out of the Fund before the end of the period, also contributed to performance relative to the Index. Conversely, the Fund’s position in short-term U.S. Treasurys hurt relative performance, as short-term interest rates rose over the period. The Fund’s modest cash position, intended to add diversification8 and help dampen performance volatility, also acted as a drag on Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Performance2,3

Portfolio Manager Richard Bernstein of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/30/2011	09/30/2011	13.30%	—	10.46%
Class A with 5.75% Maximum Sales Charge	—	—	6.76	—	8.24
Class C at NAV	09/30/2011	09/30/2011	12.46	—	9.61
Class C with 1% Maximum Sales Charge	—	—	11.46	—	9.61
Class I at NAV	09/30/2011	09/30/2011	13.56	—	10.71
Barclays U.S. Aggregate Bond Index	—	—	5.66%	4.48%	2.74%
MSCI All Country World Index	—	—	20.99	11.79	18.43

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.57%	2.32%	1.32%
Net			1.47	2.22	1.22

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2011	$13,073	N.A.
Class I	$250,000	09/30/2011	$336,540	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Fund Profile

Country Allocation (% of assets)5,6

Top 10 Holdings (% of net assets)6,7

Market Vectors High-Yield Municipal Index ETF	9.1%

SPDR Nuveen S&P High Yield Municipal Bond ETF	6.8

E-mini MSCI Emerging Markets Index Futures Contracts	6.7

E-mini S&P 500 Index Futures Contracts	2.7

E-mini MSCI EAFE Index Futures Contracts	2.2

Vanguard Energy Index Fund ETF	1.7

Apple, Inc.	0.9

U.S. Treasury Note, 2.625%, 8/15/20	0.8

U.S. Treasury Note, 1.50%, 12/31/18	0.7

U.S. Treasury Note, 0.75%, 12/31/17	0.7
Total	32.3%

Asset Allocation (% of net assets)5,6

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Barclays Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 12/31/14. Without the reimbursement, if applicable, performance would have been lower.

[5]

The Fund may obtain exposure to certain market segments through investments in exchange-traded funds (ETFs). For purposes of the charts, the Fund’s investments in ETFs are included based on the portfolio composition of each ETF.

[6]	Includes derivatives based on their notional value.

[7]	Excludes cash and cash equivalents.

[8]	Diversification cannot ensure a profit or eliminate the risk of loss.

Fund profile subject to change due to active management.

5

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period* (3/1/14 – 8/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,024.40	$6.74	1.32%
Class C	$1,000.00	$1,019.90	$10.59	2.08%
Class I	$1,000.00	$1,025.10	$5.51	1.08%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.72	1.32%
Class C	$1,000.00	$1,014.70	$10.56	2.08%
Class I	$1,000.00	$1,019.80	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2014. The expense ratios do not reflect the expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies, including Exchange-Traded Funds.

6

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Portfolio of Investments

Common Stocks — 48.1%

Security	Shares	Value

Aerospace & Defense — 0.3%
Honeywell International, Inc.	4,164	$396,538
Precision Castparts Corp.	1,251	305,319
United Technologies Corp.	6,982	753,916

		$1,455,773

Air Freight & Logistics — 0.2%
United Parcel Service, Inc., Class B	9,344	$909,452

		$909,452

Auto Components — 0.7%
Bridgestone Corp.	14,800	$508,318
Delphi Automotive PLC	5,997	417,271
Goodyear Tire & Rubber Co. (The)	33,086	859,243
Johnson Controls, Inc.	28,945	1,412,806

		$3,197,638

Automobiles — 1.5%
Ford Motor Co.	81,225	$1,414,127
General Motors Co.	40,733	1,417,508
Honda Motor Co., Ltd.	36,600	1,242,432
Nissan Motor Co., Ltd.	78,300	752,113
Toyota Motor Corp.	27,300	1,557,710

		$6,383,890

Banks — 2.2%
1st Source Corp.	7,950	$238,580
Bank of Nova Scotia (The)	2,814	186,444
Bank of the Ozarks, Inc.	15,226	486,471
Bryn Mawr Bank Corp.	1,186	34,892
Chemical Financial Corp.	476	13,504
Citigroup, Inc.	7,156	369,607
City Holding Co.	2,957	126,323
Columbia Banking System, Inc.	10,806	281,064
Commonwealth Bank of Australia	5,474	416,113
Community Bank System, Inc.	7,561	267,206
First Commonwealth Financial Corp.	3,968	35,156
First Financial Bancorp	19,318	320,872
First Financial Bankshares, Inc.	13,122	385,656
First Financial Corp.	894	28,894
First Merchants Corp.	1,870	38,167
German American Bancorp, Inc.	1,214	32,887
Glacier Bancorp, Inc.	31,829	866,385
JPMorgan Chase & Co.	26,140	1,554,023

Security	Shares	Value

Banks (continued)
Lakeland Financial Corp.	1,065	$41,471
MB Financial, Inc.	2,618	74,063
PacWest Bancorp	9,007	377,754
Peoples Bancorp, Inc.	1,268	30,394
PNC Financial Services Group, Inc.	3,407	288,743
PrivateBancorp, Inc.	1,043	30,779
Stock Yards Bancorp, Inc.	1,185	35,704
Sumitomo Mitsui Financial Group, Inc.	8,900	359,997
Texas Capital Bancshares, Inc.(1)	7,011	378,454
U.S. Bancorp	6,844	289,364
UMB Financial Corp.	5,075	293,081
Umpqua Holdings Corp.	23,566	411,698
United Bankshares, Inc.	11,701	385,548
Wells Fargo & Co.	22,529	1,158,892

		$9,838,186

Beverages — 1.5%
Anheuser-Busch InBev NV	9,056	$1,010,223
Asahi Group Holdings, Ltd.	15,500	489,181
Coca-Cola Co. (The)	22,149	924,056
Diageo PLC	35,090	1,035,516
Heineken NV	12,402	944,215
PepsiCo, Inc.	11,477	1,061,508
Pernod-Ricard SA	8,275	976,239

		$6,440,938

Biotechnology — 0.7%
Actelion, Ltd.	4,075	$500,335
Alexion Pharmaceuticals, Inc.(1)	850	143,896
Amgen, Inc.	5,991	835,026
Biogen Idec, Inc.(1)	1,795	615,757
Celgene Corp.(1)	2,004	190,420
Gilead Sciences, Inc.(1)	5,722	615,573
Grifols SA	6,848	319,004

		$3,220,011

Building Products — 0.1%
Daikin Industries, Ltd.	3,900	$269,239

		$269,239

Capital Markets — 0.6%
Bank of New York Mellon Corp. (The)	7,536	$295,260
BlackRock, Inc.	909	300,452
FXCM, Inc., Class A	49,001	710,025
Goldman Sachs Group, Inc. (The)	3,299	590,884

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Capital Markets (continued)
Greenhill & Co., Inc.	6,250	$306,375
Invesco, Ltd.	7,448	304,176
Morgan Stanley	2,374	81,452
State Street Corp.	943	67,924

		$2,656,548

Chemicals — 0.9%
Eastman Chemical Co.	11,875	$979,331
Ecolab, Inc.	7,519	863,332
LyondellBasell Industries NV, Class A	15,629	1,787,176
Monsanto Co.	3,331	385,230

		$4,015,069

Commercial Services & Supplies — 0.5%
Ceco Environmental Corp.	27,743	$390,067
Covanta Holding Corp.	44,423	932,439
Heritage-Crystal Clean, Inc.(1)	1,713	27,425
Tetra Tech, Inc.	24,716	630,258
US Ecology, Inc.	1,148	49,065
Waste Connections, Inc.	507	24,873

		$2,054,127

Communications Equipment — 0.4%
Cisco Systems, Inc.	19,142	$478,358
Juniper Networks, Inc.	20,769	481,633
Motorola Solutions, Inc.	5,039	299,317
QUALCOMM, Inc.	4,877	371,140

		$1,630,448

Construction & Engineering — 0.9%
Ameresco, Inc., Class A(1)	35,161	$295,704
Argan, Inc.	1,382	55,349
Comfort Systems USA, Inc.	2,286	34,747
Dycom Industries, Inc.(1)	3,605	112,512
EMCOR Group, Inc.	13,022	562,550
Granite Construction, Inc.	13,231	466,657
Layne Christensen Co.(1)	1,159	13,190
MasTec, Inc.(1)	11,104	338,672
MYR Group, Inc.(1)	1,210	28,290
Northwest Pipe Co.(1)	1,227	45,350
Orion Marine Group, Inc.(1)	7,402	74,834
Primoris Services Corp.	11,169	324,348
Quanta Services, Inc.(1)	20,997	763,031
Tutor Perini Corp.(1)	29,616	884,926

		$4,000,160

Security	Shares	Value

Consumer Finance — 0.2%
American Express Co.	3,386	$303,216
Capital One Financial Corp.	1,657	135,974
Discover Financial Services	2,393	149,251
First Cash Financial Services, Inc.(1)	8,087	467,105

		$1,055,546

Containers & Packaging — 0.4%
Owens-Illinois, Inc.(1)	39,402	$1,213,188
Rexam PLC	49,613	418,000

		$1,631,188

Diversified Financial Services — 0.1%
Berkshire Hathaway, Inc., Class B(1)	3,091	$424,240

		$424,240

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	37,306	$1,304,218
Belgacom SA	28,363	1,011,071
Deutsche Telekom AG	56,449	846,010
Swisscom AG	1,835	1,066,039
Telefonica SA	96,770	1,535,235
Telenor ASA	29,932	687,572
TeliaSonera AB	102,934	751,813
TELUS Corp.	3,960	144,407
Verizon Communications, Inc.	9,840	490,229
Vivendi SA	34,730	904,339

		$8,740,933

Electric Utilities — 1.8%
American Electric Power Co., Inc.	7,854	$421,760
Endesa SA	24,045	893,282
Fortum Oyj	33,952	852,933
Iberdrola SA	204,962	1,505,950
NextEra Energy, Inc.	10,768	1,060,110
Northeast Utilities	11,608	532,691
Red Electrica Corp. SA	10,788	908,097
Southern Co. (The)	8,166	362,570
SSE PLC	26,470	667,608
Xcel Energy, Inc.	23,133	741,413

		$7,946,414

Electrical Equipment — 1.0%
Acuity Brands, Inc.	4,749	$588,306
AZZ, Inc.	12,640	585,738
Babcock & Wilcox Co. (The)	22,361	649,587

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Electrical Equipment (continued)
Encore Wire Corp.	4,912	$208,514
Generac Holdings, Inc.(1)	9,923	461,618
Global Power Equipment Group, Inc.	2,778	46,809
Hubbell, Inc., Class B	7,703	931,293
Power Solutions International, Inc.(1)	4,325	295,614
PowerSecure International, Inc.(1)	23,673	261,823
Rockwell Automation, Inc.	2,401	279,981

		$4,309,283

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	2,986	$307,588
Citizen Holdings Co., Ltd.	29,500	209,710
Corning, Inc.	24,881	519,018
FUJIFILM Holdings Corp.	36,400	1,099,069
Jabil Circuit, Inc.	24,494	528,580
Kyocera Corp.	10,100	473,063
TE Connectivity, Ltd.	22,121	1,386,544

		$4,523,572

Energy Equipment & Services — 1.3%
Frank’s International NV	12,740	$256,711
Halliburton Co.	20,344	1,375,458
National Oilwell Varco, Inc.	17,514	1,513,735
Ocean Rig UDW, Inc.	26,356	488,377
Rowan Cos., PLC, Class A	40,703	1,234,115
Transocean, Ltd.	21,321	824,056

		$5,692,452

Food & Staples Retailing — 1.3%
Casino Guichard-Perrachon SA	7,682	$917,434
Costco Wholesale Corp.	6,129	742,099
CVS Caremark Corp.	11,835	940,291
Koninklijke Ahold NV	53,055	906,430
Kroger Co. (The)	8,835	450,408
Sysco Corp.	3,059	115,722
Wal-Mart Stores, Inc.	12,564	948,582
Walgreen Co.	11,025	667,233

		$5,688,199

Food Products — 1.7%
Bunge, Ltd.	5,145	$435,524
Campbell Soup Co.	12,581	563,880
ConAgra Foods, Inc.	9,319	300,072
Danone SA	12,052	841,615
General Mills, Inc.	13,983	746,412

Security	Shares	Value

Food Products (continued)
Hershey Co. (The)	10,440	$954,425
Kellogg Co.	6,303	409,506
Kraft Foods Group, Inc.	654	38,521
Nestle SA	25,791	2,000,564
Unilever NV	23,799	989,687

		$7,280,206

Gas Utilities — 0.2%
Gas Natural SDG SA	30,173	$925,142

		$925,142

Health Care Equipment & Supplies — 0.8%
Baxter International, Inc.	1,933	$144,936
Coloplast A/S, Class B	7,699	640,364
Essilor International SA	9,492	1,007,125
Medtronic, Inc.	15,240	973,074
Sonova Holding AG	4,191	670,931
Zimmer Holdings, Inc.	1,721	170,913

		$3,607,343

Health Care Providers & Services — 1.0%
AmerisourceBergen Corp.	10,694	$827,609
Cardinal Health, Inc.	2,318	170,837
Cigna Corp.	4,608	435,917
DaVita HealthCare Partners, Inc.(1)	2,226	166,238
Fresenius Medical Care AG & Co. KGaA	13,436	946,679
Fresenius SE & Co. KGaA	5,885	287,101
McKesson Corp.	4,934	962,278
UnitedHealth Group, Inc.	6,164	534,295
WellPoint, Inc.	1,500	174,765

		$4,505,719

Hotels, Restaurants & Leisure — 0.3%
Carnival Corp.	4,508	$170,763
Marriott International, Inc., Class A	6,026	418,205
Wyndham Worldwide Corp.	6,581	532,666

		$1,121,634

Household Durables — 0.9%
Casio Computer Co., Ltd.	20,800	$363,050
Newell Rubbermaid, Inc.	42,331	1,418,935
Nikon Corp.	65,100	946,296
Whirlpool Corp.	7,140	1,092,563

		$3,820,844

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 1.0%
Colgate-Palmolive Co.	11,428	$739,734
Henkel AG & Co. KGaA, PFC Shares	8,357	877,233
Kimberly-Clark Corp.	4,724	510,192
Procter & Gamble Co. (The)	8,769	728,792
Reckitt Benckiser Group PLC	17,923	1,564,062

		$4,420,013

Industrial Conglomerates — 0.7%
3M Co.	6,228	$896,832
General Electric Co.	59,235	1,538,925
Roper Industries, Inc.	3,184	479,383

		$2,915,140

Insurance — 1.8%
ACE, Ltd.	2,488	$264,549
Aflac, Inc.	18,928	1,159,151
Aon PLC	1,407	122,634
eHealth, Inc.(1)	7,641	187,510
Hartford Financial Services Group, Inc.	27,041	1,001,869
Lincoln National Corp.	18,167	999,912
Marsh & McLennan Cos., Inc.	5,293	281,058
MetLife, Inc.	19,364	1,059,985
Prudential Financial, Inc.	14,911	1,337,517
Travelers Companies, Inc. (The)	2,816	266,703
XL Group PLC	39,819	1,361,014

		$8,041,902

Internet Software & Services — 0.6%
eBay, Inc.(1)	6,738	$373,959
Google, Inc., Class A(1)	1,775	1,033,689
Google, Inc., Class C(1)	1,775	1,014,590
Yahoo! Inc.(1)	9,998	385,023

		$2,807,261

IT Services — 1.5%
Accenture PLC, Class A	2,069	$167,713
Automatic Data Processing, Inc.	12,328	1,029,141
Cognizant Technology Solutions Corp., Class A(1)	5,640	257,917
Fidelity National Information Services, Inc.	2,617	148,515
Fiserv, Inc.(1)	14,599	941,198
International Business Machines Corp.	4,922	946,501
MasterCard, Inc., Class A	5,620	426,052
Paychex, Inc.	18,639	776,314
Visa, Inc., Class A	1,801	382,748
Xerox Corp.	105,086	1,451,238

		$6,527,337

Security	Shares	Value

Leisure Products — 0.1%
Mattel, Inc.	3,156	$108,850
Yamaha Corp.	14,500	208,398

		$317,248

Life Sciences Tools & Services — 0.3%
ICON PLC(1)	21,404	$1,060,354
Thermo Fisher Scientific, Inc.	3,170	381,066

		$1,441,420

Machinery — 2.6%
American Railcar Industries, Inc.	19,072	$1,520,038
Cummins, Inc.	3,213	466,238
Deere & Co.	1,930	162,294
Douglas Dynamics, Inc.	5,026	100,218
FreightCar America, Inc.	33,454	996,595
Global Brass & Copper Holdings, Inc.	27,145	419,390
Greenbrier Cos., Inc.	8,807	629,877
Ingersoll-Rand PLC	11,639	700,668
Komatsu, Ltd.	24,100	543,962
Kubota Corp.	15,000	214,813
L.B. Foster Co., Class A	524	27,489
Mueller Industries, Inc.	25,958	759,012
Mueller Water Products, Inc., Class A	53,180	490,851
Oshkosh Corp.	774	38,452
Proto Labs, Inc.(1)	17,080	1,285,099
RBC Bearings, Inc.	1,144	70,722
Standex International Corp.	1,275	95,153
Titan International, Inc.	31,020	449,790
Trimas Corp.(1)	19,108	605,724
Trinity Industries, Inc.	26,236	1,269,298
Wabash National Corp.(1)	57,190	808,667

		$11,654,350

Media — 0.6%
Gannett Co., Inc.	34,675	$1,170,628
Liberty Media Corp., Class A(1)	914	44,996
Liberty Media Corp., Class C(1)	1,828	88,603
Omnicom Group, Inc.	9,928	714,915
Thomson Reuters Corp.	13,565	514,006
Time Warner Cable, Inc.	958	141,717

		$2,674,865

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	36,911	$1,342,453
Vedanta Resources PLC	28,012	470,902

		$1,813,355

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Multi-Utilities — 1.1%
Consolidated Edison, Inc.	5,247	$303,749
Dominion Resources, Inc.	10,684	750,230
DTE Energy Co.	10,986	859,654
E.ON SE	46,381	844,137
GDF Suez	33,864	834,696
National Grid PLC	45,081	673,691
Sempra Energy	3,678	389,758

		$4,655,915

Multiline Retail — 0.0%(2)
Nordstrom, Inc.	2,459	$170,286

		$170,286

Oil, Gas & Consumable Fuels — 2.2%
Chevron Corp.	13,404	$1,735,148
ConocoPhillips	11,674	948,162
Denbury Resources, Inc.	29,493	507,870
EOG Resources, Inc.	3,488	383,261
Exxon Mobil Corp.	22,909	2,278,529
Hess Corp.	239	24,163
INPEX Corp.	19,400	278,141
Kinder Morgan, Inc.	22,128	890,873
Marathon Oil Corp.	2,045	85,256
Marathon Petroleum Corp.	11,713	1,066,000
Noble Energy, Inc.	4,744	342,232
Tesoro Corp.	8,782	568,547
Valero Energy Corp.	12,018	650,655

		$9,758,837

Paper & Forest Products — 0.3%
International Paper Co.	26,290	$1,273,751

		$1,273,751

Personal Products — 0.5%
Beiersdorf AG	11,485	$1,012,503
Kao Corp.	6,900	297,662
L’Oreal SA	5,157	854,124

		$2,164,289

Pharmaceuticals — 3.4%
Actavis PLC(1)	3,064	$695,467
Astellas Pharma, Inc.	82,800	1,193,985
Bayer AG	7,039	946,062
Eli Lilly & Co.	6,542	415,810

Security	Shares	Value

Pharmaceuticals (continued)
GlaxoSmithKline PLC	28,525	$697,143
Johnson & Johnson	9,997	1,036,989
Merck KGaA	11,111	969,513
Mylan, Inc.(1)	10,764	523,130
Novartis AG	12,115	1,088,489
Novo Nordisk A/S, Class B	19,371	888,466
Pfizer, Inc.	52,977	1,556,994
Roche Holding AG PC	3,500	1,022,203
Sanofi	21,247	2,328,509
Takeda Pharmaceutical Co., Ltd.	14,100	644,141
UCB SA	9,497	919,317

		$14,926,218

Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.	779	$76,809
Healthcare Trust of America, Inc., Class A	47,908	596,455
Ryman Hospitality Properties, Inc.	15,934	792,717
Washington Real Estate Investment Trust	22,922	636,773

		$2,102,754

Real Estate Management & Development — 0.2%
Mitsubishi Estate Co., Ltd.	34,000	$786,311

		$786,311

Road & Rail — 0.3%
Union Pacific Corp.	12,258	$1,290,400

		$1,290,400

Semiconductors & Semiconductor Equipment — 0.7%
KLA-Tencor Corp.	18,127	$1,385,265
Micron Technology, Inc.(1)	33,341	1,086,917
NVIDIA Corp.	27,938	543,394

		$3,015,576

Software — 1.2%
AVG Technologies NV(1)	28,037	$491,769
Intuit, Inc.	10,466	870,562
Microsoft Corp.	51,020	2,317,839
Oracle Corp.	32,891	1,365,963
salesforce.com, inc.(1)	2,228	131,652

		$5,177,785

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 1.6%
Apple, Inc.	40,397	$4,140,692
Canon, Inc.	39,400	1,285,763
EMC Corp.	5,357	158,192
NetApp, Inc.	12,588	530,710
Seagate Technology PLC	18,077	1,131,259

		$7,246,616

Thrifts & Mortgage Finance — 0.4%
Astoria Financial Corp.	38,868	$508,005
Brookline Bancorp, Inc.	19,952	182,561
Northwest Bancshares, Inc.	16,281	205,303
Oritani Financial Corp.	42,325	634,875
Provident Financial Services, Inc.	15,383	261,665

		$1,792,409

Tobacco — 0.9%
Altria Group, Inc.	13,657	$588,344
British American Tobacco PLC	20,761	1,227,459
Imperial Tobacco Group PLC	15,000	654,674
Philip Morris International, Inc.	5,486	469,492
Reynolds American, Inc.	14,186	829,455

		$3,769,424

Trading Companies & Distributors — 0.4%
Mitsui & Co., Ltd.	68,800	$1,122,420
NOW Inc.(1)	2,393	79,041
Sumitomo Corp.	39,500	510,310
Veritiv Corp.(1)	398	17,719

		$1,729,490

Water Utilities — 0.1%
United Utilities Group PLC	46,042	$671,282

		$671,282

Wireless Telecommunication Services — 0.2%
KDDI Corp.	3,600	$208,027
SoftBank Corp.	8,600	621,394

		$829,421

Total Common Stocks (identified cost $191,961,528)		$211,317,849

U.S. Treasury Obligations — 11.6%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note:
0.625%, 4/30/18	$1,450	$1,417,045
0.75%, 10/31/17	2,882	2,854,433
0.75%, 12/31/17	3,199	3,158,789
0.75%, 3/31/18	1,736	1,706,207
1.00%, 8/31/16	624	629,742
1.00%, 8/31/19	1,933	1,872,271
1.125%, 12/31/19	1,427	1,383,521
1.25%, 9/30/15	26	26,209
1.25%, 11/30/18	1,776	1,759,856
1.25%, 2/29/20	1,547	1,505,209
1.375%, 7/31/18	1,763	1,764,302
1.375%, 9/30/18	433	432,674
1.375%, 5/31/20	1,317	1,285,608
1.50%, 6/30/16	592	603,285
1.50%, 8/31/18	1,232	1,237,285
1.50%, 12/31/18	3,224	3,224,806
1.50%, 3/31/19	706	704,689
1.75%, 7/31/15	107	108,605
1.875%, 6/30/15	25	25,675
1.875%, 6/30/20	2,242	2,248,518
2.00%, 1/31/16	25	25,816
2.00%, 9/30/20	1,961	1,972,898
2.00%, 11/30/20	2,142	2,151,439
2.125%, 5/31/15	25	25,481
2.125%, 2/29/16	25	25,782
2.125%, 8/31/20	2,476	2,511,805
2.25%, 3/31/21	1,867	1,897,513
2.375%, 9/30/14	25	25,045
2.375%, 10/31/14	25	25,095
2.375%, 7/31/17	1,232	1,282,211
2.375%, 5/31/18	721	749,181
2.50%, 4/30/15	25	25,198
2.625%, 12/31/14	25	25,009
2.625%, 4/30/16	65	67,513
2.625%, 1/31/18	331	346,757
2.625%, 8/15/20	3,362	3,507,222
2.75%, 11/30/16	1,116	1,168,941
2.75%, 5/31/17	328	344,969
2.75%, 12/31/17	329	346,167
2.75%, 2/28/18	329	346,427
2.875%, 3/31/18	755	798,424
3.125%, 10/31/16	857	903,466
3.125%, 4/30/17	2,281	2,419,337
3.25%, 6/30/16	24	25,112

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Note: (continued)
3.25%, 7/31/16	$287	$302,101
3.25%, 12/31/16	715	757,353
4.00%, 2/15/15	24	24,121
4.25%, 11/15/14	24	23,901
4.25%, 8/15/15	23	24,216
4.50%, 2/15/16	23	24,292
4.50%, 5/15/17	779	855,270
5.125%, 5/15/16	159	171,174

Total U.S. Treasury Obligations (identified cost $50,868,051)		$51,147,965

Exchange-Traded Funds(3) — 17.6%

Security	Shares	Value

Equity Funds — 1.7%
Vanguard Energy Index Fund ETF	53,871	$7,664,227

		$7,664,227

Municipal Bond Funds — 15.9%
Market Vectors High-Yield Municipal Index ETF	1,293,859	$39,669,717
SPDR Nuveen S&P High Yield Municipal Bond ETF	531,010	30,002,065

		$69,671,782

Total Exchange-Traded Funds (identified cost $75,497,610)		$77,336,009

Short-Term Investments — 22.0%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.13%(4)	$96,622	$96,621,680

Total Short-Term Investments (identified cost $96,621,680)		$96,621,680

Total Investments — 99.3% (identified cost $414,948,869)		$436,423,503

Other Assets, Less Liabilities — 0.7%		$2,979,958

Net Assets — 100.0%		$439,403,461

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate
PFC Shares	–	Preference Shares

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the Investment Company Act of 1940 in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2014.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	32.8%	$144,160,802
Japan	3.7	16,185,505
France	2.0	8,664,081
United Kingdom	1.8	8,026,706
Switzerland	1.8	7,735,105
Germany	1.5	6,729,238
Spain	1.4	6,086,710
Belgium	0.7	2,940,611
Netherlands	0.6	2,840,332
Ireland	0.5	2,421,368
Denmark	0.3	1,528,830
Finland	0.2	852,933
Sweden	0.2	751,813
Norway	0.2	687,572
Cyprus	0.1	488,377
India	0.1	470,902
Australia	0.1	416,113
Canada	0.1	330,851

Common Stocks	48.1%	$211,317,849
U.S. Treasury Obligations	11.6	51,147,965
Exchange-Traded Funds	17.6	77,336,009
Short-Term Investments	22.0	96,621,680

Total Investments	99.3%	$436,423,503

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Statement of Assets and Liabilities

Assets	August 31, 2014
Unaffiliated investments, at value (identified cost, $318,327,189)	$339,801,823
Affiliated investment, at value (identified cost, $96,621,680)	96,621,680
Restricted cash*	2,113,044
Foreign currency, at value (identified cost, $170,224)	167,113
Dividends receivable	435,004
Interest receivable	253,632
Interest receivable from affiliated investment	10,114
Receivable for investments sold	70,798
Receivable for Fund shares sold	2,307,273
Tax reclaims receivable	50,331
Total assets	$441,830,812

Liabilities
Payable for Fund shares redeemed	$1,852,782
Payable for variation margin on open financial futures contracts	22,900
Payable to affiliates:
Investment adviser and administration fee	326,193
Distribution and service fees	119,211
Accrued expenses	106,265
Total liabilities	$2,427,351
Net Assets	$439,403,461

Sources of Net Assets
Paid-in capital	$411,695,410
Accumulated net realized gain	3,249,632
Accumulated undistributed net investment income	1,531,831
Net unrealized appreciation	22,926,588
Total	$439,403,461

Class A Shares
Net Assets	$100,232,200
Shares Outstanding	7,712,767
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.00
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.79

Class C Shares
Net Assets	$120,373,017
Shares Outstanding	9,405,618
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$12.80

Class I Shares
Net Assets	$218,798,244
Shares Outstanding	16,758,990
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.06

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Statement of Operations

Investment Income	Year Ended August 31, 2014
Dividends (net of foreign taxes, $184,014)	$5,655,903
Interest	512,217
Interest allocated from affiliated investment	70,185
Expenses allocated from affiliated investment	(9,677)
Total investment income	$6,228,628

Expenses
Investment adviser and administration fee	$2,449,823
Distribution and service fees
Class A	204,614
Class C	715,510
Trustees’ fees and expenses	13,745
Custodian fee	115,378
Transfer and dividend disbursing agent fees	177,278
Legal and accounting services	42,738
Printing and postage	42,200
Registration fees	105,241
Miscellaneous	20,152
Total expenses	$3,886,679
Deduct —
Reduction of custodian fee	$8
Total expense reductions	$8

Net expenses	$3,886,671

Net investment income	$2,341,957

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$2,682,075
Investment transactions allocated from affiliated investment	570
Financial futures contracts	1,738,749
Foreign currency transactions	(102,154)
Net realized gain	$4,319,240
Change in unrealized appreciation (depreciation) —
Investments	$17,915,104
Financial futures contracts	1,731,450
Foreign currency	(5,089)
Net change in unrealized appreciation (depreciation)	$19,641,465

Net realized and unrealized gain	$23,960,705

Net increase in net assets from operations	$26,302,662

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$2,341,957	$609,758
Net realized gain from investment transactions, financial futures contracts and foreign currency transactions	4,319,240	1,227,135
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and foreign currency	19,641,465	483,641
Net increase in net assets from operations	$26,302,662	$2,320,534
Distributions to shareholders —
From net investment income
Class A	$(220,748)	$(114,923)
Class C	(27,530)	(45,244)
Class I	(397,130)	(367,866)
From net realized gain
Class A	(411,032)	(48,992)
Class C	(360,351)	(26,680)
Class I	(559,043)	(144,181)
Total distributions to shareholders	$(1,975,834)	$(747,886)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$123,825,544	$30,493,249
Class C	92,211,069	27,619,664
Class I	189,438,239	45,738,773
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	566,322	142,856
Class C	233,627	34,369
Class I	440,861	86,618
Cost of shares redeemed
Class A	(63,648,635)	(3,750,497)
Class C	(7,692,919)	(1,108,521)
Class I	(29,551,539)	(36,682,490)
Net increase in net assets from Fund share transactions	$305,822,569	$62,574,021

Net increase in net assets	$330,149,397	$64,146,669

Net Assets
At beginning of year	$109,254,064	$45,107,395
At end of year	$439,403,461	$109,254,064

Accumulated undistributed net investment income included in net assets
At end of year	$1,531,831	$370,906

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Financial Highlights

	Class A
	Year Ended August 31,			Period Ended August 31, 2012(1)
	2014	2013
Net asset value — Beginning of period	$11.600	$11.080		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.126	$0.101		$0.112
Net realized and unrealized gain	1.409	0.572		1.005

Total income from operations	$1.535	$0.673		$1.117

Less Distributions
From net investment income	$(0.047)	$(0.107)		$(0.037)
From net realized gain	(0.088)	(0.046)		—

Total distributions	$(0.135)	$(0.153)		$(0.037)

Net asset value — End of period	$13.000	$11.600		$11.080

Total Return(3)	13.30%	6.13%		11.20	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$100,232	$32,147		$5,007
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.33%	1.40	%(6)	1.38	%(6)(7)
Net investment income	0.99%	0.87%		1.12	%(7)
Portfolio Turnover	42%	32%		16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.10% and 0.55% of average daily net assets for the year ended August 31, 2013 and the period from the start of business, September 30, 2011, to August 31, 2012, respectively). Absent this subsidy, total return would have been lower.

(7)	Annualized.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Financial Highlights — continued

	Class C
	Year Ended August 31,			Period Ended August 31, 2012(1)
	2014	2013
Net asset value — Beginning of period	$11.470	$11.020		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.025	$0.009		$0.035
Net realized and unrealized gain	1.399	0.564		1.009

Total income from operations	$1.424	$0.573		$1.044

Less Distributions
From net investment income	$(0.006)	$(0.077)		$(0.024)
From net realized gain	(0.088)	(0.046)		—

Total distributions	$(0.094)	$(0.123)		$(0.024)

Net asset value — End of period	$12.800	$11.470		$11.020

Total Return(3)	12.46%	5.24%		10.45	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120,373	$29,542		$3,062
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.08%	2.15	%(6)	2.13	%(6)(7)
Net investment income	0.20%	0.08%		0.36	%(7)
Portfolio Turnover	42%	32%		16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.10% and 0.55% of average daily net assets for the year ended August 31, 2013 and the period from the start of business, September 30, 2011, to August 31, 2012, respectively). Absent this subsidy, total return would have been lower.

(7)	Annualized.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Financial Highlights — continued

	Class I
	Year Ended August 31,			Period Ended August 31, 2012(1)
	2014	2013
Net asset value — Beginning of period	$11.640	$11.100		$10.000

Income (Loss) From Operations
Net investment income(2)	$0.147	$0.140		$0.147
Net realized and unrealized gain	1.423	0.562		0.992

Total income from operations	$1.570	$0.702		$1.139

Less Distributions
From net investment income	$(0.062)	$(0.116)		$(0.039)
From net realized gain	(0.088)	(0.046)		—

Total distributions	$(0.150)	$(0.162)		$(0.039)

Net asset value — End of period	$13.060	$11.640		$11.100

Total Return(3)	13.56%	6.39%		11.42	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$218,798	$47,565		$37,038
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.09%	1.15	%(6)	1.13	%(6)(7)
Net investment income	1.16%	1.21%		1.50	%(7)
Portfolio Turnover	42%	32%		16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.10% and 0.55% of average daily net assets for the year ended August 31, 2013 and the period from the start of business, September 30, 2011, to August 31, 2012, respectively). Absent this subsidy, total return would have been lower.

(7)	Annualized.

19	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

20

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income tax is necessary. The Fund also seeks to avoid payment of federal excise tax.

As of August 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

In addition to the direct expenses borne by the Fund, investing in shares of other investment companies, including Exchange-Traded Funds, subjects the Fund to a pro rata portion of their fees and expenses, which are borne indirectly by the Fund.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

21

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended August 31, 2014 and August 31, 2013 was as follows:

	Year Ended August 31,
	2014	2013

Distributions declared from:
Ordinary income	$941,227	$719,021
Long-term capital gains	1,034,607	28,865

During the year ended August 31, 2014, accumulated net realized gain was decreased by $993,389, accumulated undistributed net investment income was decreased by $535,624 and paid-in capital was increased by $1,529,013 due to the Fund’s use of equalization acounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in partnerships, accretion of market discount and non-deductible expenses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,207,073
Undistributed long-term capital gains	$2,978,624
Net unrealized appreciation	$21,522,354

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to futures contracts, accretion of market discount, investments in partnerships and the tax treatment of short-term capital gains.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended August 31, 2014, the investment adviser and administration fee amounted to $2,449,823 or 0.90% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its advisory and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and RBA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and including expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies) exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through December 31, 2014. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and RBA reimbursed no expenses for the year ended August 31, 2014.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2014, EVM earned $2,253 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $130,235 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

22

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2014 amounted to $204,614 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2014, the Fund paid or accrued to EVD $536,663 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2014 amounted to $178,847 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended August 31, 2014, the Fund was informed that EVD received approximately $500 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended August 31, 2014 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$278,629,192	$74,650,535
U.S. Government and Agency Securities	42,768,836	18,313,102

	$321,398,028	$92,963,637

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2014	2013

Sales	9,863,792	2,631,595
Issued to shareholders electing to receive payments of distributions in Fund shares	46,005	12,847
Redemptions	(4,968,726)	(324,470)

Net increase	4,941,071	2,319,972

23

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

	Year Ended August 31,
Class C	2014	2013

Sales	7,436,261	2,389,940
Issued to shareholders electing to receive payments of distributions in Fund shares	19,166	3,108
Redemptions	(625,090)	(95,681)

Net increase	6,830,337	2,297,367

	Year Ended August 31,
Class I	2014	2013

Sales	14,973,021	3,934,170
Issued to shareholders electing to receive payments of distributions in Fund shares	35,697	7,776
Redemptions	(2,337,133)	(3,190,099)

Net increase	12,671,585	751,847

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$414,895,751

Gross unrealized appreciation	$23,988,580
Gross unrealized depreciation	(2,460,828)

Net unrealized appreciation	$21,527,752

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 2014 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

9/14	100 E-mini MSCI EAFE Index	Long	$9,798,768	$9,604,000	$(194,768)
9/14	540 E-mini MSCI Emerging Markets Index	Long	28,108,200	29,316,600	1,208,400
9/14	120 E-mini S&P 500 Index	Long	11,564,680	12,008,400	443,720

					$1,457,352

24

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

At August 31, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at August 31, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$1,652,120	(1)	$(194,768	)(1)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2014 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$1,738,749	(1)	$1,731,450	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts – long outstanding during the year ended August 31, 2014, which is indicative of the volume of this derivative type, was approximately $18,300,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2014.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

25

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivatives, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$12,108,088	$5,578,317		$—	$17,686,405
Consumer Staples	13,164,250	16,598,819		—	29,763,069
Energy	15,173,148	278,141		—	15,451,289
Financials	25,135,475	1,562,421		—	26,697,896
Health Care	12,631,345	15,069,366		—	27,700,711
Industrials	27,926,670	2,660,744		—	30,587,414
Information Technology	27,860,990	3,067,605		—	30,928,595
Materials	7,844,461	888,902		—	8,733,363
Telecommunication Services	1,938,854	7,631,500		—	9,570,354
Utilities	5,421,935	8,776,818		—	14,198,753

Total Common Stocks	$149,205,216	$62,112,633	*	$—	$211,317,849

U.S. Treasury Obligations	$—	$51,147,965		$—	$51,147,965
Exchange-Traded Funds	77,336,009	—		—	77,336,009
Short-Term Investments	—	96,621,680		—	96,621,680

Total Investments	$226,541,225	$209,882,278		$—	$436,423,503
Futures Contracts	$1,652,120	$—		$—	$1,652,120

Total	$228,193,345	$209,882,278		$—	$438,075,623

Liability Description
Futures Contracts	$(194,768)	$—		$—	$(194,768)

Total	$(194,768)	$—		$—	$(194,768)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2013 whose fair value was determined using Level 3 inputs. At August 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

26

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, September 30, 2011, to August 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein All Asset Strategy Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, September 30, 2011, to August 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2014

27

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2014, the Fund designates approximately $5,485,633, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 52.19% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2014, $3,958,658 or, if subsequently determined to be different, the net capital gain of such year.

28

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

Nominee for Trustee	Number of Shares(1)
	For	Withheld
Scott E. Eston	21,912,538	131,021
Cynthia E. Frost	21,913,312	130,247
George J. Gorman	21,912,538	131,021
Valerie A. Mosley	21,913,312	130,247
Harriett Tee Taggart	21,913,312	130,247

(1)	Excludes fractional shares.

29

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating activities in implementing the Fund’s investment strategy. In particular, the Board evaluated the abilities and experience of the Sub-advisers personnel in investing in assets around the world and among various asset classes, including equity, fixed-income, commodity, currency and cash investments. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

31

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

The Board reviewed the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board reviewed comparative performance data for the one-year period ended September 30, 2013 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services. The Board also noted that the management fees by the Fund are for services provided in addition to, and are not duplicative of, services provided under the advisory contract(s) of the exchange traded funds in which the Fund may invest.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

32

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

33

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

34

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2014

Management and Organization — continued

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

Tower 45

120 West 45th Street, 19th Floor

New York, NY 10036

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669    8.31.14

Eaton Vance

Worldwide Health Sciences Fund

Annual Report

August 31, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2014

Eaton Vance

Worldwide Health Sciences Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 31

Federal Tax Information	20

Special Meeting of Shareholders	32

Board of Trustees’ Contract Approval	33

Management and Organization	36

Important Notices	39

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Most stock markets worldwide delivered solid gains for the 12-month period ended August 31, 2014. Following a choppy start to the period, world markets turned upward after a budget agreement in October 2013 ended the 16-day U.S. government shutdown. In December, when the U.S. Federal Reserve (the Fed) made its long-anticipated move to begin “tapering” economic stimulus, most stock indexes worldwide put aside earlier fears of tapering and resumed their advance.

Geopolitical tensions weighed on world markets in early 2014, but stocks subsequently rebounded amid signs of a gradually strengthening economy. Equities generally climbed at a moderate pace through the spring of 2014, until the outbreak of hostilities in Iraq in June sent stocks sharply lower. But equities soon bounced back once the Fed reiterated its pledge to maintain low interest rates. Many world equity indexes fell in late July 2014 amid mounting geopolitical and economic concerns, before many regained some ground in August.

Overall, the U.S. economy continued to show modest improvement during the 12-month period. In Europe, the world’s largest developed market outside the U.S., the region’s still-sluggish economic recovery faced higher crude oil prices in the second half of the period amid the conflict in the Middle East. In China, the world’s largest emerging market, more favorable economic reports later in the period raised optimism about renewed growth. In Asian markets generally, stocks rose over the final few months of the period, overcoming earlier losses.

In terms of specific index returns, the MSCI World Index2, a proxy for global equities, rose 21.10% for the 12-month period. The MSCI EAFE Index of developed-market international equities added 16.43%, while the MSCI Emerging Markets Index returned 19.98%. In the U.S., the Dow Jones Industrial Average advanced 18.18%, while the broader U.S. market, as represented by the S&P 500 Index, gained 25.25%. The global health care sector outperformed the aforementioned broader equity market indexes, with the MSCI World Health Care Index rising 28.85% for the 12-month period.

Fund Performance

For the 12-month period ended August 31, 2014, Eaton Vance Worldwide Health Sciences Fund (the Fund) had a total return of 39.31% for Class A shares at net asset value (NAV), outperforming the 28.85% return of the Fund’s primary benchmark, the MSCI World Health Care Index (the Index).

Despite health care’s traditional role as a more defensive sector, both the Fund and the Index outperformed the gains of many broader stock market indexes for the 12-month period.

The biotechnology industry was the largest contributor to the Fund’s performance versus the Index, due to both stock selection and an overweight position. For the 12-month period, five of the Fund’s 10 top-performing individual stocks were biotech companies. The Fund’s best-performing individual stock was InterMune, Inc., a biotech company developing a new drug for lung disease. After rising on positive expectations for the new drug, InterMune, Inc. was acquired late in the 12-month period, which resulted in further gains. Also among the Fund’s top-performing stocks was Gilead Sciences, Inc., a leading biotech company that successfully launched a new drug for hepatitis C.

The life sciences tools and services industry also contributed to the Fund’s performance versus the Index, due to both stock selection and an overweight position. Among the Fund’s best-performing stocks was Illumina, Inc., a leading developer of life sciences tools for the analysis of gene function. The health care equipment and supplies industry further boosted the Fund’s performance versus the Index, due primarily to stock selection. Medical device company MAKO Surgical Corp., which was acquired during the period, was among the Fund’s top-performing stocks.

Health care technology was the only industry sector that detracted from the Fund’s performance versus the Index during the 12-month period, due to stock selection. Within the industry, medical communications company Vocera was among the Fund’s worst-performing individual stocks, as the company’s earnings disappointed. In terms of other individual stocks, biotechnology company Infinity Pharmaceuticals, Inc. was a notable detractor from Fund performance versus the Index, as the company reported disappointing results. In addition, a number of Japanese pharmaceutical companies also detracted from performance versus the Index, primarily due to the Japanese yen’s weakness versus the U.S. dollar during the period. The relatively weak yen more than offset positive returns in local currency for several companies.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Performance2,3

Portfolio Managers Samuel D. Isaly, Sven H. Borho, CFA, Geoffrey C. Hsu, CFA, Richard D. Klemm, Ph.D., CFA and Trevor M. Polischuk, Ph.D., each of OrbiMed Advisors LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	07/26/1985	07/26/1985	39.31%	18.91%	11.30%
Class A with 5.75% Maximum Sales Charge	—	—	31.35	17.51	10.65
Class B at NAV	09/23/1996	07/26/1985	38.23	18.03	10.47
Class B with 5% Maximum Sales Charge	—	—	33.23	17.82	10.47
Class C at NAV	01/05/1998	07/26/1985	38.26	18.03	10.48
Class C with 1% Maximum Sales Charge	—	—	37.26	18.03	10.48
Class I at NAV	10/01/2009	07/26/1985	39.69	19.18	11.43
Class R at NAV	09/08/2003	07/26/1985	38.96	18.62	11.04
MSCI World Health Care Index	—	—	28.85%	17.63%	9.71%
S&P 500 Index	—	—	25.25	16.87	8.37

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.39%	2.14%	2.14%	1.14%	1.64%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class B	$10,000	08/31/2004	$27,092	N.A.
Class C	$10,000	08/31/2004	$27,096	N.A.
Class I	$250,000	08/31/2004	$738,587	N.A.
Class R	$10,000	08/31/2004	$28,503	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Roche Holding AG PC	5.7%
Gilead Sciences, Inc.	4.3
AbbVie, Inc.	4.2
Bristol-Myers Squibb Co.	4.2
HCA Holdings, Inc.	4.0
Merck & Co., Inc.	3.8
Amgen, Inc.	3.7
Regeneron Pharmaceuticals, Inc.	3.6
Biogen Idec, Inc.	3.4
Medivation, Inc.	3.2
Total	40.1%

Country Allocation (% of net assets)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance presented in the financial highlights included in the financial statements is not linked. In the performance table, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2014 – August 31, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/14)	Ending Account Value (8/31/14)	Expenses Paid During Period* (3/1/14 – 8/31/14)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,057.70	$7.68	1.48%
Class B	$1,000.00	$1,053.30	$11.54	2.23%
Class C	$1,000.00	$1,053.60	$11.54	2.23%
Class I	$1,000.00	$1,058.70	$6.38	1.23%
Class R	$1,000.00	$1,056.30	$8.97	1.73%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.70	$7.53	1.48%
Class B	$1,000.00	$1,014.00	$11.32	2.23%
Class C	$1,000.00	$1,014.00	$11.32	2.23%
Class I	$1,000.00	$1,019.00	$6.26	1.23%
Class R	$1,000.00	$1,016.50	$8.79	1.73%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2014. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Statement of Assets and Liabilities

Assets	August 31, 2014
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $1,042,770,672)	$1,485,683,437
Receivable for Fund shares sold	1,919,789
Total assets	$1,487,603,226

Liabilities
Payable for Fund shares redeemed	$2,723,125
Payable to affiliates:
Administration fee	180,740
Distribution and service fees	478,774
Accrued expenses	344,019
Total liabilities	$3,726,658
Net Assets	$1,483,876,568

Sources of Net Assets
Paid-in capital	$875,005,582
Accumulated net realized gain from Portfolio	178,927,837
Accumulated distributions in excess of net investment income	(12,969,616)
Net unrealized appreciation from Portfolio	442,912,765
Total	$1,483,876,568

Class A Shares
Net Assets	$960,881,484
Shares Outstanding	71,782,496
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.39
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$14.21

Class B Shares
Net Assets	$22,916,634
Shares Outstanding	1,655,263
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.84

Class C Shares
Net Assets	$298,113,971
Shares Outstanding	21,669,914
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.76

Class I Shares
Net Assets	$149,535,386
Shares Outstanding	11,062,230
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$13.52

Class R Shares
Net Assets	$52,429,093
Shares Outstanding	3,724,405
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Statement of Operations

Investment Income	Year Ended August 31, 2014
Dividends allocated from Portfolio (net of foreign taxes, $847,003)	$14,256,730
Interest allocated from Portfolio	17,317
Expenses allocated from Portfolio	(12,085,574)
Total investment income from Portfolio	$2,188,473

Expenses
Administration fee	$1,974,736
Distribution and service fees
Class A	2,188,008
Class B	255,665
Class C	2,651,843
Class R	213,452
Trustees’ fees and expenses	500
Custodian fee	61,263
Transfer and dividend disbursing agent fees	1,487,597
Legal and accounting services	57,316
Printing and postage	218,091
Registration fees	81,323
Miscellaneous	22,466
Total expenses	$9,212,260

Net investment loss	$(7,023,787)

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$254,445,608
Foreign currency transactions	(30,642)
Net realized gain	$254,414,966
Change in unrealized appreciation (depreciation) —
Investments	$177,310,163
Foreign currency	(69,196)
Net change in unrealized appreciation (depreciation)	$177,240,967

Net realized and unrealized gain	$431,655,933

Net increase in net assets from operations	$424,632,146

8	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income (loss)	$(7,023,787)	$2,419,433
Net realized gain from investment and foreign currency transactions	254,414,966	117,284,344
Net change in unrealized appreciation (depreciation) from investments and foreign currency	177,240,967	104,092,663
Net increase in net assets from operations	$424,632,146	$223,796,440
Distributions to shareholders —
From net investment income
Class A	$(4,671,218)	$(12,983,940)
Class B	—	(275,590)
Class C	—	(2,285,969)
Class I	(728,494)	(1,364,047)
Class R	(139,304)	(390,522)
From net realized gain
Class A	(91,862,792)	(81,245,023)
Class B	(2,838,495)	(3,761,615)
Class C	(26,992,581)	(23,416,966)
Class I	(10,260,559)	(7,578,421)
Class R	(4,160,231)	(2,858,077)
Total distributions to shareholders	$(141,653,674)	$(136,160,170)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$99,268,267	$73,602,581
Class B	1,071,328	2,238,403
Class C	32,075,963	22,969,443
Class I	71,640,084	29,506,067
Class R	19,070,757	16,109,719
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	88,124,585	85,639,449
Class B	2,583,531	3,558,806
Class C	21,198,637	19,757,441
Class I	7,265,148	5,829,391
Class R	3,943,422	2,883,691
Cost of shares redeemed
Class A	(176,955,090)	(160,295,077)
Class B	(4,322,491)	(5,904,742)
Class C	(37,326,268)	(36,507,585)
Class I	(36,173,280)	(21,494,398)
Class R	(13,563,983)	(15,474,790)
Net asset value of shares exchanged
Class A	8,543,016	11,921,412
Class B	(8,543,016)	(11,921,412)
Net increase in net assets from Fund share transactions	$77,900,610	$22,418,399

Net increase in net assets	$360,879,082	$110,054,669

Net Assets
At beginning of year	$1,122,997,486	$1,012,942,817
At end of year	$1,483,876,568	$1,122,997,486

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(12,969,616)	$(1,810,498)

9	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Financial Highlights

	Class A
	Year Ended August 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$10.890	$10.200	$9.680	$9.110		$8.730

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.046)	$0.040	$0.055	$0.010	(2)	$(0.086)
Net realized and unrealized gain	3.980	2.121	1.369	1.170		0.473

Total income from operations	$3.934	$2.161	$1.424	$1.180		$0.387

Less Distributions
From net investment income	$(0.069)	$(0.202)	$—	$—		$—
From net realized gain	(1.365)	(1.269)	(0.904)	(0.610)		(0.007)

Total distributions	$(1.434)	$(1.471)	$(0.904)	$(0.610)		$(0.007)

Redemption fees(1)(3)	$—	$—	$—	$0.000	(4)	$0.000 (4)

Net asset value — End of year	$13.390	$10.890	$10.200	$9.680		$9.110

Total Return(5)	39.31%	24.28%	16.22%	13.16%		4.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$960,881	$754,945	$685,275	$671,124		$679,193
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.46%	1.39%	1.47%	1.96	%(8)	2.07%
Net investment income (loss)	(0.38)%	0.39%	0.58%	0.10	%(2)	(0.94)%
Portfolio Turnover of the Portfolio	57%	51%	63%	43%		48%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.066 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.57)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

10	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$11.200	$10.420	$9.930	$9.400		$9.070

Income (Loss) From Operations
Net investment loss(1)	$(0.139)	$(0.033)	$(0.026)	$(0.055	)(2)	$(0.161)
Net realized and unrealized gain	4.108	2.175	1.420	1.195		0.498

Total income from operations	$3.969	$2.142	$1.394	$1.140		$0.337

Less Distributions
From net investment income	$—	$(0.093)	$—	$—		$—
From net realized gain	(1.329)	(1.269)	(0.904)	(0.610)		(0.007)

Total distributions	$(1.329)	$(1.362)	$(0.904)	$(0.610)		$(0.007)

Redemption fees(1)(3)	$—	$—	$—	$0.000	(4)	$0.000 (4)

Net asset value — End of year	$13.840	$11.200	$10.420	$9.930		$9.400

Total Return(5)	38.23%	23.25%	15.46%	12.30%		3.72%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,917	$26,543	$36,333	$68,487		$98,854
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.21%	2.14%	2.22%	2.71	%(8)	2.82%
Net investment loss	(1.12)%	(0.31)%	(0.26)%	(0.54	)%(2)	(1.71)%
Portfolio Turnover of the Portfolio	57%	51%	63%	43%		48%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.079 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.32)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

11	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$11.160	$10.410	$9.930	$9.400		$9.070

Income (Loss) From Operations
Net investment loss(1)	$(0.140)	$(0.038)	$(0.017)	$(0.065	)(2)	$(0.160)
Net realized and unrealized gain	4.092	2.181	1.401	1.205		0.497

Total income from operations	$3.952	$2.143	$1.384	$1.140		$0.337

Less Distributions
From net investment income	$—	$(0.124)	$—	$—		$—
From net realized gain	(1.352)	(1.269)	(0.904)	(0.610)		(0.007)

Total distributions	$(1.352)	$(1.393)	$(0.904)	$(0.610)		$(0.007)

Redemption fees(1)(3)	$—	$—	$—	$0.000	(4)	$0.000 (4)

Net asset value — End of year	$13.760	$11.160	$10.410	$9.930		$9.400

Total Return(5)	38.26%	23.36%	15.35%	12.30%		3.72%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$298,114	$224,863	$201,008	$202,021		$210,624
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	2.21%	2.14%	2.22%	2.71	%(8)	2.82%
Net investment loss	(1.13)%	(0.36)%	(0.17)%	(0.64	)%(2)	(1.69)%
Portfolio Turnover of the Portfolio	57%	51%	63%	43%		48%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.32)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

12	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Financial Highlights — continued

	Class I
	Year Ended August 31,					Period Ended August 31, 2010(1)
	2014	2013	2012	2011
Net asset value — Beginning of period	$10.980	$10.280	$9.720	$9.120		$8.920

Income (Loss) From Operations
Net investment income (loss)(2)	$(0.016)	$0.064	$0.082	$0.025	(3)	$(0.053)
Net realized and unrealized gain	4.018	2.133	1.382	1.185		0.260

Total income from operations	$4.002	$2.197	$1.464	$1.210		$0.207

Less Distributions
From net investment income	$(0.097)	$(0.228)	$—	$—		$—
From net realized gain	(1.365)	(1.269)	(0.904)	(0.610)		(0.007)

Total distributions	$(1.462)	$(1.497)	$(0.904)	$(0.610)		$(0.007)

Redemption fees(2)(4)	$—	$—	$—	$0.000	(5)	$0.000	(5)

Net asset value — End of period	$13.520	$10.980	$10.280	$9.720		$9.120

Total Return(6)	39.69%	24.52%	16.59%	13.48%		2.32	%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149,535	$83,020	$62,857	$53,255		$38,988
Ratios (as a percentage of average daily net assets):
Expenses(8)(9)	1.21%	1.14%	1.22%	1.71	%(10)	1.82	%(11)
Net investment income (loss)	(0.14)%	0.62%	0.86%	0.25	%(3)	(0.63	)%(11)
Portfolio Turnover of the Portfolio	57%	51%	63%	43%		48	%(12)

(1)	For the period from the commencement of operations, October 1, 2009, to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.33)%.

(4)	Redemption fees were discontinued as of January 1, 2011.

(5)	Amount is less than $0.0005.

(6)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(7)	Not annualized.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(9)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(10)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

(11)	Annualized.

(12)	For the Portfolio’s year ended August 31, 2010.

13	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Financial Highlights — continued

	Class R
	Year Ended August 31,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$11.390	$10.600	$10.040	$9.450		$9.080

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.081)	$0.012	$0.035	$(0.026	)(2)	$(0.111)
Net realized and unrealized gain	4.182	2.220	1.429	1.226		0.488

Total income from operations	$4.101	$2.232	$1.464	$1.200		$0.377

Less Distributions
From net investment income	$(0.046)	$(0.173)	$—	$—		$—
From net realized gain	(1.365)	(1.269)	(0.904)	(0.610)		(0.007)

Total distributions	$(1.411)	$(1.442)	$(0.904)	$(0.610)		$(0.007)

Redemption fees(1)(3)	$—	$—	$—	$0.000	(4)	$0.000 (4)

Net asset value — End of year	$14.080	$11.390	$10.600	$10.040		$9.450

Total Return(5)	38.96%	23.94%	16.02%	12.88%		4.16%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,429	$33,628	$27,469	$24,364		$17,461
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.71%	1.64%	1.72%	2.21	%(8)	2.32%
Net investment income (loss)	(0.64)%	0.11%	0.35%	(0.25	)%(2)	(1.17)%
Portfolio Turnover of the Portfolio	57%	51%	63%	43%		48%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.82)%.

(3)	Redemption fees were discontinued as of January 1, 2011.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

14	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance Fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.8% at August 31, 2014). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2014, the Fund had a late year ordinary loss of $11,226,602 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

As of August 31, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

15

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Notes to Financial Statements — continued

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2014 and August 31, 2013 was as follows:

	Year Ended August 31,
	2014	2013

Distributions declared from:
Ordinary income	$24,989,473	$67,892,631
Long-term capital gains	116,664,201	68,267,539

During the year ended August 31, 2014, accumulated net realized gain was decreased by $34,914,808, accumulated distributions in excess of net investment income was decreased by $1,403,685 and paid-in capital was increased by $33,511,123 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for foreign currency gain (loss), investments in partnerships and investments in passive foreign investment companies (PFICs). Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$48,145,121
Undistributed long-term capital gains	$133,016,824
Late year ordinary losses	$(11,226,602)
Net unrealized appreciation	$438,935,643

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships, investments in PFICs and the tax treatment of short-term capital gains.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2014, the administration fee amounted to $1,974,736.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended August 31, 2014, EVM earned $66,944 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $144,347 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2014. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and

16

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Notes to Financial Statements — continued

facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2014 amounted to $2,188,008 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2014, the Fund paid or accrued to EVD $191,749 and $1,988,882 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2014, the Fund paid or accrued to EVD $106,726 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2014 amounted to $63,916, $662,961 and $106,726 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d) and for Class B, are further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended August 31, 2014, the Fund was informed that EVD received approximately $700, $19,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2014, increases and decreases in the Fund’s investment in the Portfolio aggregated $30,594,200 and $103,805,271, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2014	2013

Sales	8,287,962	7,307,842
Issued to shareholders electing to receive payments of distributions in Fund shares	8,174,822	9,547,319
Redemptions	(14,728,463)	(15,850,312)
Exchange from Class B shares	708,133	1,178,242

Net increase	2,442,454	2,183,091

17

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Notes to Financial Statements — continued

	Year Ended August 31,
Class B	2014	2013

Sales	87,801	213,920
Issued to shareholders electing to receive payments of distributions in Fund shares	230,467	383,492
Redemptions	(348,536)	(568,377)
Exchange to Class A shares	(684,137)	(1,146,572)

Net decrease	(714,405)	(1,117,537)

	Year Ended August 31,
Class C	2014	2013

Sales	2,631,217	2,239,503
Issued to shareholders electing to receive payments of distributions in Fund shares	1,902,930	2,138,251
Redemptions	(3,018,401)	(3,524,020)

Net increase	1,515,746	853,734

	Year Ended August 31,
Class I	2014	2013

Sales	5,852,911	2,892,599
Issued to shareholders electing to receive payments of distributions in Fund shares	668,367	645,558
Redemptions	(3,019,408)	(2,091,447)

Net increase	3,501,870	1,446,710

	Year Ended August 31,
Class R	2014	2013

Sales	1,508,663	1,503,315
Issued to shareholders electing to receive payments of distributions in Fund shares	347,132	306,776
Redemptions	(1,084,239)	(1,448,301)

Net increase	771,556	361,790

18

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 14, 2014

19

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended August 31, 2014, the Fund designates approximately $14,523,928, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 9.91% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2014, $179,526,864 or, if subsequently determined to be different, the net capital gain of such year.

20

Worldwide Health Sciences Portfolio

August 31, 2014

Portfolio of Investments

Common Stocks — 98.8%

Security	Shares	Value

Biotechnology — 34.3%
Actelion, Ltd.	348,000	$42,728,025
Amgen, Inc.	392,000	54,636,960
Biogen Idec, Inc.(1)	149,600	51,318,784
BioMarin Pharmaceutical, Inc.(1)	214,000	15,241,080
Celgene Corp.(1)	360,000	34,207,200
Celldex Therapeutics, Inc.(1)	262,500	4,176,375
Exact Sciences Corp.(1)	400,000	8,340,000
Gilead Sciences, Inc.(1)	600,000	64,548,000
Incyte Corp.(1)	643,800	34,893,960
Infinity Pharmaceuticals, Inc.(1)	753,000	8,508,900
InterMune, Inc.(1)	436,500	32,060,925
Ironwood Pharmaceuticals, Inc.(1)	1,900,000	24,586,000
Medivation, Inc.(1)	522,000	47,637,720
Neurocrine Biosciences, Inc.(1)	580,700	9,471,217
Portola Pharmaceuticals, Inc.(1)	475,700	13,267,273
Regeneron Pharmaceuticals, Inc.(1)	153,000	53,629,560
Vertex Pharmaceuticals, Inc.(1)	121,200	11,340,684

		$510,592,663

Health Care Distributors — 0.8%
McKesson Corp.	62,000	$12,091,860

		$12,091,860

Health Care Equipment — 11.0%
Biosensors International Group, Ltd.(1)	13,628,000	$8,010,816
CareFusion Corp.(1)	475,000	21,807,250
Insulet Corp.(1)	529,800	19,131,078
Intuitive Surgical, Inc.(1)	91,100	42,817,911
NuVasive, Inc.(1)	367,000	12,881,700
St. Jude Medical, Inc.	214,800	14,088,732
Stryker Corp.	89,600	7,464,576
Tornier NV(1)	930,000	20,106,600
Wright Medical Group, Inc.(1)	355,000	10,593,200
Zimmer Holdings, Inc.	72,700	7,219,837

		$164,121,700

Health Care Facilities — 4.0%
HCA Holdings, Inc.(1)	842,000	$58,788,440

		$58,788,440

Health Care Services — 1.4%
Express Scripts Holding Co.(1)	273,000	$20,182,890

		$20,182,890

Security	Shares	Value

Health Care Supplies — 3.8%
Cooper Cos., Inc. (The)	175,100	$28,546,553
OraSure Technologies, Inc.(1)	1,145,000	9,537,850
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	18,912,900	19,177,772

		$57,262,175

Life Sciences Tools & Services — 8.6%
Agilent Technologies, Inc.	430,700	$24,618,812
Fluidigm Corp.(1)	653,000	17,774,660
Illumina, Inc.(1)	241,000	43,225,760
QIAGEN NV(1)	292,000	7,056,180
Thermo Fisher Scientific, Inc.	290,700	34,945,047

		$127,620,459

Managed Health Care — 2.0%
Health Net, Inc.(1)	335,000	$15,812,000
Molina Healthcare, Inc.(1)	300,000	14,352,000

		$30,164,000

Pharmaceuticals — 32.9%
AbbVie, Inc.	1,140,000	$63,019,200
Actavis PLC(1)	195,300	44,329,194
Allergan, Inc.	121,300	19,854,384
Bristol-Myers Squibb Co.	1,230,000	62,299,500
Impax Laboratories, Inc.(1)	773,500	19,059,040
Merck & Co., Inc.	932,000	56,022,520
Nichi-Iko Pharmaceutical Co., Ltd.	485,000	7,555,852
Ono Pharmaceutical Co., Ltd.	489,700	43,786,646
Perrigo Co. PLC	186,000	27,665,640
Roche Holding AG PC	293,000	85,572,969
Sawai Pharmaceutical Co., Ltd.	261,000	14,878,573
Shire PLC ADR	150,000	36,652,500
Towa Pharmaceutical Co., Ltd.	210,000	8,560,642

		$489,256,660

Total Common Stocks — 98.8% (identified cost $1,026,257,922)		$1,470,080,847

21	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2014

Portfolio of Investments — continued

Short-Term Investments — 1.8%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.13%(2)	$27,237	$27,236,567

Total Short-Term Investments (identified cost $27,236,567)		$27,236,567

Total Investments — 100.6% (identified cost $1,053,494,489)		$1,497,317,414

Other Assets, Less Liabilities — (0.6)%		$(8,638,863)

Net Assets — 100.0%		$1,488,678,551

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2014.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	79.0%	$1,175,565,199
Switzerland	8.6	128,300,994
Japan	5.0	74,781,713
United Kingdom	2.5	36,652,500
Ireland	1.9	27,665,640
Netherlands	1.8	27,162,780
China	1.3	19,177,772
Singapore	0.5	8,010,816

Total Investments	100.6%	$1,497,317,414

22	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2014

Statement of Assets and Liabilities

Assets	August 31, 2014
Unaffiliated investments, at value (identified cost, $1,026,257,922)	$1,470,080,847
Affiliated investment, at value (identified cost, $27,236,567)	27,236,567
Foreign currency, at value (identified cost, $13,281)	12,973
Dividends receivable	546,089
Interest receivable from affiliated investment	422
Receivable for investments sold	2,561,227
Tax reclaims receivable	4,829,534
Total assets	$1,505,267,659

Liabilities
Payable for investments purchased	$15,397,407
Payable to affiliates:
Investment adviser fee	658,979
Management fee	399,214
Accrued expenses	133,508
Total liabilities	$16,589,108
Net Assets applicable to investors’ interest in Portfolio	$1,488,678,551

Sources of Net Assets
Investors’ capital	$1,044,675,795
Net unrealized appreciation	444,002,756
Total	$1,488,678,551

23	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2014

Statement of Operations

Investment Income	Year Ended August 31, 2014
Dividends (net of foreign taxes, $848,852)	$14,289,566
Interest allocated from affiliated investment	17,354
Expenses allocated from affiliated investment	(2,413)
Total investment income	$14,304,507

Expenses
Investment adviser fee	$7,150,585
Management fee	4,405,605
Trustees’ fees and expenses	58,957
Custodian fee	332,599
Legal and accounting services	84,506
Miscellaneous	77,120
Total expenses	$12,109,372
Deduct —
Reduction of custodian fee	$47
Total expense reductions	$47

Net expenses	$12,109,325

Net investment income	$2,195,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$255,078,905
Investment transactions allocated from affiliated investment	224
Foreign currency transactions	(30,783)
Net realized gain	$255,048,346
Change in unrealized appreciation (depreciation) —
Investments	$177,683,683
Foreign currency	(69,196)
Net change in unrealized appreciation (depreciation)	$177,614,487

Net realized and unrealized gain	$432,662,833

Net increase in net assets from operations	$434,858,015

24	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2014

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$2,195,182	$10,188,377
Net realized gain from investment and foreign currency transactions	255,048,346	117,548,640
Net change in unrealized appreciation (depreciation) from investments and foreign currency	177,614,487	104,606,350
Net increase in net assets from operations	$434,858,015	$232,343,367
Capital transactions —
Contributions	$31,241,292	$13,401,051
Withdrawals	(106,571,449)	(135,091,208)
Net decrease in net assets from capital transactions	$(75,330,157)	$(121,690,157)

Net increase in net assets	$359,527,858	$110,653,210

Net Assets
At beginning of year	$1,129,150,693	$1,018,497,483
At end of year	$1,488,678,551	$1,129,150,693

25	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2014

Supplementary Data

	Year Ended August 31,
Ratios/Supplemental Data	2014	2013	2012	2011		2010
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.92%	0.81%	0.80%	1.21	%(2)	1.32%
Net investment income (loss)	0.17%	0.97%	1.24%	0.85	%(3)	(0.21)%
Portfolio Turnover	57%	51%	63%	43%		48%

Total Return	40.05%	24.99%	16.99%	14.00%		5.22%

Net assets, end of year (000’s omitted)	$1,488,679	$1,129,151	$1,018,497	$1,025,530		$1,048,273

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

(3)	Includes special dividends equal to 0.68% of average daily net assets.

26	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2014, Eaton Vance Worldwide Health Sciences Fund held a 99.8% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

27

Worldwide Health Sciences Portfolio

August 31, 2014

Notes to Financial Statements — continued

As of August 31, 2014, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $500 million, 0.47% on net assets of $500 million but less than $1 billion, 0.43% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more, and is payable monthly. In addition, OrbiMed’s fee is subject to an upward or downward performance adjustment of up to 0.15% of the average daily net assets of the Portfolio depending on whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period, except during the transition period (i.e., the 36-month period ended July 31, 2014). During the transition period, the performance adjustment is based on the blended record of (i) the S&P 500 Index for the period prior to August 1, 2011 and (ii) the MSCI World Health Care Index for the period after August 1, 2011. For the year ended August 31, 2014, the Portfolio’s investment adviser fee, including an upward performance adjustment of $920,722, amounted to $7,150,585 or 0.54% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The management fee is earned by EVM as compensation for administrative, compliance and oversight services rendered to the Portfolio. Pursuant to the management agreement and subsequent fee reduction agreement between the Portfolio and EVM, the fee is computed at an annual rate of 0.375% of the Portfolio’s average daily net assets up to $500 million, 0.32% on net assets of $500 million but less than $1 billion, 0.29% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of EVM or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended August 31, 2014, the management fee amounted to $4,405,605 or 0.33% of the Portfolio’s average daily net assets.

Trustees and officers of the Portfolio who are members of OrbiMed’s or EVM’s organizations receive remuneration for their services to the Portfolio out of the investment adviser or management fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $746,861,502 and $825,768,099, respectively, for the year ended August 31, 2014.

28

Worldwide Health Sciences Portfolio

August 31, 2014

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,057,490,247

Gross unrealized appreciation	$475,370,718
Gross unrealized depreciation	(35,543,551)

Net unrealized appreciation	$439,827,167

The net unrealized appreciation on foreign currency transactions at August 31, 2014 on a federal income tax basis was $179,831.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2014.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Concentration of Risk

As the Portfolio concentrates its investments in the health sciences industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio’s interests can also be impacted by regulatory activities that affect health sciences companies.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Worldwide Health Sciences Portfolio

August 31, 2014

Notes to Financial Statements — continued

At August 31, 2014, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Biotechnology	$467,864,638	$42,728,025		$—	$510,592,663
Health Care Distributors	12,091,860	—		—	12,091,860
Health Care Equipment	156,110,884	8,010,816		—	164,121,700
Health Care Facilities	58,788,440	—		—	58,788,440
Health Care Services	20,182,890	—		—	20,182,890
Health Care Supplies	38,084,403	19,177,772		—	57,262,175
Life Sciences Tools & Services	127,620,459	—		—	127,620,459
Managed Health Care	30,164,000	—		—	30,164,000
Pharmaceuticals	328,901,978	160,354,682		—	489,256,660

Total Common Stocks	$1,239,809,552	$230,271,295	*	$—	$1,470,080,847
Short-Term Investments	$—	$27,236,567		$—	$27,236,567

Total Investments	$1,239,809,552	$257,507,862		$—	$1,497,317,414

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2013 whose fair value was determined using Level 3 inputs. At August 31, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Worldwide Health Sciences Portfolio

August 31, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Worldwide Health Sciences Portfolio:

We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 14, 2014

31

Eaton Vance Worldwide Health Sciences Fund

Worldwide Health Sciences Portfolio

August 31, 2014

Special Meeting of Shareholders (Unaudited)

Eaton Vance Worldwide Health Sciences Fund

The Fund held a Special Meeting of Shareholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Number of Shares(1)
Nominee for Trustee	For	Withheld
Scott E. Eston	87,640,102	2,376,713
Cynthia E. Frost	87,681,963	2,334,852
George J. Gorman	87,520,923	2,495,892
Valerie A. Mosley	87,699,456	2,317,359
Harriett Tee Taggart	87,407,734	2,609,081

Each nominee was also elected a Trustee of the Portfolio.

(1)	Excludes fractional shares.

Worldwide Health Sciences Portfolio

The Portfolio held a Special Meeting of Interestholders on May 29, 2014 to elect five Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	For	Withheld
Scott E. Eston	97%	3%
Cynthia E. Frost	97%	3%
George J. Gorman	97%	3%
Valerie A. Mosley	97%	3%
Harriett Tee Taggart	97%	3%

Results are rounded to the nearest whole number.

32

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 28, 2014, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2014, as well as information considered throughout the year at meetings of the Board and its committees. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of procedures used by Eaton Vance Management (“EVM”) for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

33

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by EVM and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

Over the course of the twelve-month period ended April 30, 2014, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, seventeen, eleven, six and ten times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund, and considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by EVM and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement. In evaluating each advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, with OrbiMed Advisors LLC (“OrbiMed”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Contract Review Committee also concluded that the continuation of agreements for management services of the Portfolio and for administrative services of the Fund with EVM (together with the investment advisory agreement, the “Agreements”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended the Board approval of such Agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the Agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the Agreements, the Board evaluated the nature, extent and quality of services provided to the Portfolio by OrbiMed and to the Portfolio and the Fund by EVM. The Board considered that OrbiMed and EVM provide a package of inter-related services that together are necessary and appropriate for the management of the Portfolio and administration of the Fund.

The Board considered OrbiMed’s and EVM’s management capabilities and OrbiMed’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted OrbiMed’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at OrbiMed were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of OrbiMed to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of OrbiMed, EVM and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

34

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of OrbiMed, EVM and their affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services provided by OrbiMed and EVM, taken as a whole, are appropriate and consistent with the terms of the Agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2013 and February 28, 2014 for the Fund. The Board noted that actions are being taken by the Adviser to improve Fund performance and concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual fee rates for investment advisory and administrative services payable by the Portfolio and by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2013, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

In considering the management fees and the Fund’s estimated total expense ratio, the Board noted that the advisory fee payable by the Portfolio is subject to a performance-based adjustment that is intended to align the interests of OrbiMed with the interests of shareholders and that the performance-based adjustment varies based on whether the Fund outperforms or underperforms its benchmark index by at least 1.00% and based on its average daily net assets over the entire performance measurement period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the package of inter-related services provided by OrbiMed and EVM under the Agreements, the Board concluded that the management fees charged for services provided pursuant to the Agreements are reasonable.

Profitability

The Board reviewed the level of profits realized by OrbiMed and EVM and relevant affiliates thereof in providing services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by OrbiMed or EVM without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by OrbiMed or EVM in connection with their relationships with the Fund and the Portfolio, including the benefits to OrbiMed of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the package of inter-related services rendered by OrbiMed and EVM, the profits realized by OrbiMed and EVM are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which OrbiMed and EVM, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and OrbiMed’s and EVM’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the management fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from economies of scale in the future.

35

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Management and Organization

Fund Management.  The Trustees of the Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 177 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

36

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Samuel D. Isaly(6) 1945	President of the Portfolio	2002	Managing Partner of OrbiMed.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

37

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(5)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(6)	The business address for Mr. Isaly is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Sponsor and Manager of

Worldwide Health Sciences Portfolio and

Administrator of Eaton Vance Worldwide Health

Sciences Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Adviser of Worldwide Health Sciences Portfolio

OrbiMed Advisors LLC

601 Lexington Avenue

54th Floor

New York, NY 10022-4629

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426    8.31.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Asian Small Companies Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Multi-Cap Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund, Eaton Vance Worldwide Health Sciences Fund, and Parametric Balanced Risk Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 17 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2013 and August 31, 2014 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/13	8/31/14
Audit Fees	$12,800	$13,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,740	$8,540
All Other Fees(3)	$0	$0

Total	$21,540	$21,740

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/13	8/31/14
Audit Fees	$57,960	$59,960
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,240	$11,030
All Other Fees(3)	$0	$0

Total	$68,200	$70,990

Eaton Vance Multi-Cap Growth Fund

Fiscal Years Ended	8/31/13	8/31/14
Audit Fees	$39,940	$34,240
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,990	$14,740
All Other Fees(3)	$0	$0

Total	$53,930	$48,980

Eaton Vance Richard Bernstein All Asset Strategy Fund

Fiscal Years Ended	8/31/13	8/31/14
Audit Fees	$27,800	$28,185
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,440	$10,885
All Other Fees(3)	$0	$0

Total	$37,240	$39,070

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/13	8/31/14
Audit Fees	$36,180	$37,415
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,540	$10,485
All Other Fees(3)	$0	$0

Total	$45,720	$47,900

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/13	8/31/14
Audit Fees	$27,650	$28,000
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,890	$13,480
All Other Fees(3)	$0	$0

Total	$38,540	$41,480

Parametric Balanced Risk Fund*

Fiscal Year Ended	8/31/14*
Audit Fees	$72,050
Audit-Related Fees(1)	$0
Tax Fees(2)	$36,080
All Other Fees(3)	$0

Total	$108,130

*	Fund commenced operations on September 25, 2013.
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have varying fiscal year ends (July 31, August 31, September 30, or February 28). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/12	2/28/13	7/31/13	8/31/13	9/30/13	2/28/14	7/31/14	8/31/14
Audit Fees	$55,780	$52,410	$93,300	$202,330	$74,080	$56,010	$111,100	$273,050
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$21,620	$25,330	$43,030	$62,840	$26,710	$25,630	$45,535	$105,240
All Other Fees(3)	$620	$0	$0	$0	$0	$0	$0	$0

Total	$78,020	$77,740	$136,330	$265,170	$100,790	$81,640	$156,635	$378,290

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees
(i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	9/30/12	2/28/13	7/31/13	8/31/13	9/30/13	2/28/14	7/31/14	8/31/14
Registrant(1)	$22,240	$25,330	$43,030	$62,840	$26,710	$25,630	$45,535	$105,240
Eaton Vance(2)	$606,619	$544,549	$276,151	$417,309	$369,820	$370,325	$397,473	$256,315

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	During the fiscal years reported above, certain of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: October 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: October 9, 2014

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: October 9, 2014